List of Attached Exhibits

10.74            Employee Stock Purchase Plan

10.75            Non-Employee Stock Purchase Plan

10.76            Loan and Security  Agreement by and between PHC of Nevada, Inc.
                 and Linc Anthem Corp.

10.77 Secured Promissory Note for $7,500,000 by and between PHC of Nevada, Inc. and Linc Anthem Corp.

10.78 Loan and Security Agreement for $1,000,000 by and between PHC of Utah, Inc. and HealthPartners Funding LP

10.79            HealthPartners Revolving Credit Note

10.80            Guaranty of HealthPartners Revolving Credit Note

10.81            Stock Pledge by and between PHC, Inc.and Linc Anthem
                 Corporation

10.82 Asset Purchase Agreement by and between Harmony Counseling, Inc. and PHC, Inc.

10.83 Asset Purchase Agreement by and between Total Concept Employee Assistance Program, Inc.


27               Current Financial Data Schedule

99.1             Cautionary Statement  for   Purposes  of  the  "Safe   Harbor"
                 Provisions of the Private Securities Litigation Reform Act of 1995

EXHIBIT 10.77

                              SECURED PROMISSORY NOTE

$750,000.00
Chicago, Illinois
                                                            November 7, 1995


The undersigned, PHC OF NEVADA, INC. ("Maker"), promises to pay to the order of LINC ANTHEM CORPORATION ("LINC") or any holder of this note the principal sum of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) in United States currency at its office at 303 East Wacker Drive, Chicago, IL 60601, or at such other place as the holder hereof may appoint, plus interest thereon at a rate equal to Ten and 75 One Hundredths percent (I0.75%) per annum payable in Forty Eight (48) consecutive monthly installments commencing on December 8, 1995 and continuing on the same day of each month thereafter as follows in accordance with the following schedule: Six (6) consecutive monthly installments each in the amount of $6,718.75 followed by Forty Two (42) consecutive monthly installments each in the amount of $21,505.62 until the entire principal amount plus all accrued interest and other charges due LINC have been paid in full.

Interest shall accrue from the date of initial disbursement hereof computed on the basis of a 360-day year provided further that the aggregate interest payable hereunder shall not exceed the maximum rate permitted by law. Provided that all payments required to be made under this Note have been made in a timely manner, Maker may voluntarily prepay not less than all of the unpaid principal balance remaining plus all accrued and unpaid interest due thereon together with a prepayment fee equal to a percentage of the then unpaid principal balance of the Note. The prepayment fee percentage shall be (a) 4% if prepayment occurs after the date hereof but prior to November 30, 1996; (b) 3% if prepayment occurs after November 30, 1996 but prior to November 30, 1997; (c) 2% if prepayment occurs after November 30, 1997 but prior to November 30, 1998 and (d) 2% if prepayment occurs after November 30, 1998.

In the event the entire principal amount is not advanced by LINC to the Maker hereof, principal payments will be reduced on a pro rata basis.

If any payment of principal or interest to be made hereunder shall become past due for a period in excess of five (5) days, Maker shall pay a late charge of two percent (2%) of such overdue payment for each month or portion of a month for which such payment shall remain unpaid plus LINC's expenses resulting therefrom together with collection expenses and reasonable attorneys' fees if placed with an attorney for collection.

Demand, presentment for payment, notice of non-payment and protest are hereby waived by the undersigned.

     This Note is secured by and entitled to (i) the benefits of a certain Security Agreement dated as of

November 7, 1995, and (ii) any other agreements under which the holder has been granted a lien and security interest in property to secure the payment and performance by Maker of this Note (all of the foregoing hereinafter sometimes collectively referred to as the "Security Agreement") to which reference is hereby made for a statement of the nature and extent of the protection and security afforded and the rights of the payee hereof and the rights and obligations of the undersigned. LINC's books and records shall be dispositive evidence of the amount disbursed under this Note. Upon an "Event of Default," as defined in the Security Agreement, this Note may become or be declared due in the manner and with the effect provided in the Loan Agreement. The holder hereof shall not be required to look to any collateral for the payment of this Note, but may proceed against Maker, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of the holder hereunder or under the Security Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon the holder of this Note, the Security Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the holder's option.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. AT HOLDER'S ELECTION AND WITHOUT LIMITING HOLDER'S RIGHT TO COMMENCE AN ACTION IN OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING HEREOF. MAKER HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS AND TRIAL BY JURY.

IN WITNESS WHEREOF, the undersigned hereunto sets its hand and seal as of the date first set forth above.


                               PHC OF NEVADA, INC.
                                       Maker

                                BY____/S/ BRUCE A. SHEAR___________

                                  Title: _______PRESIDENT ___________


note. mas

11/6/95

Exhibit 10.76

                            LOAN AND SECURITY AGREEMENT,

          THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made November 7, 1995, by and between PHC OF NEVADA, INC. , a Massachusetts corporation, with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 ("Debtor") and LINC ANTHEM CORPORATION , a Delaware corporation, located at 303 East Wacker Drive, Chicago, IL 60601 ("Secured Party").

                                    WITNESSETH:

     WHEREAS, Secured Party wishes to make and Debtor wishes to receive loans (hereinafter individually and collectively referred to as the "Loan") evidenced by one or more of Debtor's Promissory Notes delivered in connection herewith from time to time (hereinafter individually referred to as the "Note" and collectively referred to as the "Notes"); and

     WHEREAS, the Note and all principal thereof and interest thereon and all additional amounts and other sums at any time due and owing from or required to be paid by Debtor under the terms of each Note and this Agreement are hereinafter sometimes referred to as the "Indebtedness"; and

     WHEREAS, in exchange for receiving the Loan Debtor will grant to Secured Party a security interest in the tangible and intangible assets of Debtor and all proceeds thereof; and

     Whereas, all of the requirements of law have been fully complied with and all other acts and things necessary to make this Agreement a valid, binding and legal instrument for the security of each Note have been done and performed;

     NOW, THEREFORE, in consideration of the covenants and conditions stated in this Agreement, the parties agree as follows:

           1.  THE, LOAN- ASSIGNMENT, SECURITY INTEREST.

      1.01 Loan Amount- Subject to the terms and conditions of this Agreement, Secured Party agrees to make a Loan to Debtor in the aggregate principal amount of the lesser of $750,000 on or before November 7, 1995 with an interest rate of
10. 75 % per annum. The proceeds of the Loan shall be directed by Secured Party to those persons identified by Debtor in writing at the time the Loan is made.

     1.02 The Note Each Note shall: (a) be dated the date on which the Loan is made; (b) be in the principal amount of the Loan; (c) bear interest on the unpaid principal amount thereof at the Discount Rate; and (d) be transferable by the holder thereof. The form of the Note is attached as Exhibit A.

     1.03 Loan Deliveries. In connection with the initial Loan, Debtor shall deliver or cause to be delivered to Secured Party the following documents, certificates, opinions of counsel, and

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11/6/95
     agreements, in form and substance satisfactory to Secured Party:

                 (a) A certified copy of the Articles of Incorporation and By Laws of
           Debtor as amended and restated through November 7, 1995;

     (b) Certificates of authority and incumbency to enter into this transaction in a form acceptable to Secured Party ;

     (c) Opinion of Debtor's counsel in a form acceptable to Secured Party;

     (d) A Corporate Guaranty issued by PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. in favor of Secured Party in a form acceptable to Secured Party ("Corporate Guaranty");

                 (e) A Security Agreement issued by PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. in favor of Secured Party in form acceptable to Secured Party granting Secured Party a security interest and collateral assignment of all accounts receivables and related rights of PHC, Inc. now owned or hereafter created by PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. ("PHC Security Agreement') except for any accounts receivable sold to and purchased by LINC Finance Corporation VIII under either
(i) that certain Sale and Purchase Agreement dated as of January 20, 1995 between PHC of Rhode Island, Inc. and LINC FINANCE CORPORATION VIII or (ii) that certain Sale and Purchase Agreement dated as of March 6, 1995 between PHC of Virginia, Inc. and LINC FINANCE CORPORATION VIII (collectively the "Receivables Agreement") and subject only to the security interest of LINC Finance Corporation VIII granted to LINC Finance Corporation VIII under the Receivables Agreement;

                 (f) UCC-1 financing statements naming the Debtor as debtor and Secured Party as secured party, executed by Debtor for filing by Secured Party for acknowledgment by the appropriate recording offices where the Collateral, as hereafter defined, is located;

     (g) UCC-1 financing statements naming the PHC, Inc. as debtor and Secured Party as secured party, executed by PHC, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located;

     (h) UCC-1 financing statements naming the PHC of Rhode Island, Inc. as debtor and Secured Party as secured party, executed by PHC of Rhode Island, Inc. for filing by Secured Party for acknowledgment by the appropriate recording offices where the collateral under the PHC Security Agreement is located;

     (i) UCC-1 financing statements naming the PHC of Virginia, Inc. as debtor and Secured Party as secured party, executed by PHC of Virginia, Inc. for

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11/1/95
2
filing by Secured Party for acknowledgment by the appropriate recording Offices where the collateral under the PHC Security Agreement is located; and

                 (j) Such other instruments and documents as required by Secured Party including a direction to LINC Finance Corporation VIII to remit sums otherwise payable to PHC, Inc., PHC of Rhode Island, Inc. and PHC of Virginia, Inc. under the Receivables Agreement to I-lender upon the occurrence of certain events.

     I. DEFINED TERMS. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Note.

     2.    COLLATERAL.

     (a) GRANT OF SECURITY - To secure the prompt and complete payment, observance and performance of all of the obligations and liabilities of Debtor under the Note and the payment of sums due and to become due thereunder and all other obligations and liabilities of Debtor to Secured Party (whether or not evidenced by a note or other instrument or document and whether or not for the payment of money) direct or indirect, absolute or contingent, due or to become due, now existing or hereafter and howsoever arising, including without limitation, Costs and Expenses (as defined in Section 6) in connection therewith (collectively, the "Liabilities"), Debtor hereby assigns and pledges to the Secured Party, and hereby grants to Secured Party, a security interest in all of the Debtor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located (the "Collateral"):

                 ACCOUNT. All present and future accounts, accounts receivable and other rights of the Debtor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, "Accounts");

                 EQUIPMENT. All machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles and all other goods of every type and description (other than inventory), in each instance whether now owned or hereafter acquired by Debtor and located at the Debtor's Location (collectively, "Equipment");

                 GENERAL INTANGIBLES. All rights, interests, chooses in action, causes of action, claims and all other intangible property of Debtor of every kind and nature related to or arising in connection with Accounts, or Equipment, in each instance whether now owned or hereafter acquired by Debtor, and however and whenever arising, including, without limitation, all customer contracts, firm orders, rights under provider contracts and all other contracts and contract rights; all deposit accounts (general or special) with any bank or other financial institution, including, without limitation, any deposits or other sums at any time credited by or due to Debtor from any affiliate of Secured Party with the same rights therein as if the deposits or other sums were credited by or due from Secured Party thereunder; all rights to indemnification; and all letters of credit, guaranties, liens, security interests and other security

11/1/95
                                             3
      held by or granted to Debtor; and all other intangible property, whether or not similar to the foregoing related to or arising in connection with the Accounts or Equipment; and

                  CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS. All chattel paper, leases, all instruments and all payments thereunder and instruments and other property from time to time delivered in thereof or in exchange therefor, and other documents of title and documents, in each instance whether now owned or hereafter acquired by Debtor relating to or arising in connection with the Accounts or Equipment.

                  OTHER PROPERTY.. All other tangible and intangible real and personal property now or hereafter acquired by Debtor including all money and proceeds of Accounts and Equipment and insurance proceeds and books and records relating to any of the Accounts and Equipment; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

      (b) DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) Debtor shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement and any other security document executed in connection with the Note or this Agreement ("Security Documents") had not been executed, (ii) the exercise by Secured Party of any of its rights hereunder or under any other Security Documents shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral and (iii) Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Security Documents, nor shall Secured Party be required or obligated, in any manner, to (A) perform or fulfill any of the obligations or duties of Debtor thereunder, (B) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by Debtor or the sufficiency of any performance by any party under any such contract or agreement or
      (C) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

      (c) REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL. Debtor represents and warrants, as of the date of this Agreement and as of each date hereafter (except for changes permitted or contemplated by this Agreement) until termination of this Agreement:

            (i) The correct name of Debtor is set forth in the first paragraph of this Agreement. The chief place of business, chief executive office of Debtor and all Inventory and Equipment of Debtor is located at the address specified as the notice address for Debtor (the "Premises") and Debtor has exclusive possession and control of the Equipment and Inventory. All records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the Premises and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other instruments delivered to Secured Party.

            (ii) Debtor is the legal and beneficial owner of the Collateral free and clear of all liens except for liens of Secured Party. Debtor currently conducts business under the name: KIDSPEACE CORPORATION.


11/1/95                                4

            (iii) This Agreement creates in favor of Secured Party a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the office of the Secretary of States of Massachusetts and Nevada or delivery of Collateral made to Secured Party, Secured Party will have a fully perfected first priority lien on, and security interest in, the Collateral in which a security interest may be perfected by filing or delivery.

            (iv) No authorization, approval or other action by, and no notice to or filing with, any governmental authority that have not already been taken or made and which are in full force and effect, is required (A) for the grant by Debtor of the security interest in the Collateral granted hereby; (B) for performance of this Agreement by Debtor; or (C) for the exercise by Secured Party of any of its other rights or remedies hereunder.

      (d) PERFECTION AND MAINTENANCE OF SECURITY INTEREST AND LIEN. Debtor agrees that until all liabilities have been fully satisfied and the Note has been canceled, Secured Party's security interests in and liens on and against the Collateral, and all proceeds and products thereof, shall continue in full force and effect. Debtor shall perform any and all steps reasonably requested by Secured Party to perfect, maintain and protect Secured Party's security interests in and liens on and against the Collateral granted or purported to be granted hereby and by the other Security Documents or to enable Secured Party to exercise its rights and remedies hereunder and under the other Security Documents with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Secured Party, (ii) executing and recording mortgages, deeds of trust and other Security Documents in form and substance reasonably satisfactory to Secured Party, (iii) delivering to Secured Party all certificates, notes and other instruments (including, without limitation, all letters of credit on which Debtor is named as a beneficiary) representing or evidencing Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, including, but not limited to, note powers, all in form and substance satisfactory to Secured Party, (iv) placing notations on Debtor's books of account to disclose Secured Party's security interest therein and marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such document, contract, chattel paper or Collateral is subject to the security interest granted herein and (v) executing and delivering all further instruments and documents, and taking all further action, as Secured Party may reasonably request.

      (e) FINANCING STATEMENTS. To the extent permitted by applicable law, Debtor hereby authorizes Secured Party to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to Secured Party under this Agreement without Debtor's signature appearing thereon and Secured Party agrees to notify Debtor when such a filing has been made. Debtor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

     (f) FILING COSTS. Debtor shall pay the costs of, or incidental to, all recordings or filings of all financing statements and other Security
      Documents.

      (g)   SCHEDULE OF COLLATERAL.   Debtor shall furnish to Secured Party from
            time to time statements

11/1/1995                            5
and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

(h) EQUIPMENT AND INVENTORY. Debtor covenants and agrees with lessor that from and after the date of this Agreement and until termination of this Agreement Debtor shall:

     (i) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) on the Premises;

      (ii) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end.

(i) ACCOUNTS. Debtor covenants and agrees with Secured Party that from and after the date of this Agreement and until termination of this Agreement that:

      (i) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the Premises. Debtor will hold and preserve such records (in accordance with Secured Party's usual document retention practices) and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect, copy and make abstracts from such records and chattel paper;

(ii) Except as otherwise provided in this subsection (ii), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts. In connection with such collections, Debtor may, take (and, at the Secured Party's discretion, shall take) such action as Debtor or Secured Party may deem necessary of advisable to enforce collection of the Accounts; PROVIDED however, that Secured Party shall have the right at any time upon written notice to Secured Party of its intention to do so, to notify the account debtors or obligors under any Account of the assignment of such Account to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor, to enforce collection of any such Account, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done. After receipt by Debtor of the notice from Secured Party referred to in the proviso to the proceeding sentence, (A) all amounts and proceeds (including instruments) received by Debtor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either ((i)) released to Debtor so long as no "Event of Default" (as hereinafter defined) shall have occurred and be continuing or ((ii)) if any Event of Default shall have occurred and be continuing, applied as provided herein and (B) Debtor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon;

            (iii) In any suit, Proceeding or action brought by Secured Party under any Account comprising part of the Collateral, Debtor will save, indemnify and keep Secured Party, harmless from and against all expenses, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from Debtor, and all such obligations of Debtor shall be and shall remain enforceable against and only against Debtor and shall not be enforceable against Secured Party;

            (iv) At Secured Party's request in the event that Debtor has Accounts with respect to which the account debtor is the United States of America or any department, agency or instrumentality thereof (all such Accounts being hereinafter referred to as "Government Receivables"), Debtor shall, with respect to such Government Receivables, promptly comply with the Assignment of Claims Act of 1940, as amended (31 U.S. C. 3727 et seq.) and any other statute or regulation governing the collection of such Government Receivables, and shall promptly deliver to Secured Party evidence of such compliance, which evidence shall be in form and substance satisfactory to Secured Party in its sole discretion;

            (v) Debtor shall keep and maintain at Debtor's own cost and expense satisfactory and complete records of Debtor's Collateral in a manner consistent with reasonable and appropriate business practices, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral. Debtor shall, for the Secured Party's further security, deliver and turn over to Secured Party or Secured Party's designated representatives at any time following the occurrence of an Event of Default and upon five (5) days' notice from Secured Party or Secured Party's designated representative, any such books and records (including, without limitation, the file cabinets in which paper records are stored and any and all computer tapes, programs and source codes relating to such Collateral in which Debtor has an interest or any part or parts thereof);

            (vi) Debtor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any lien on such Collateral, and will defend the right, title and interest of Secured Party in and to Debtor's rights to such Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all persons or entities whatsoever;

            (vii) Debtor will not, without Secured Party's prior written consent, except in the ordinary course of business and for amounts which are not material in the aggregate, (A) grant any extension of the time of payment of any of the Collateral or compromise, compound or settle any Account for less than the full amount thereof; (B) release, wholly or partly, any person liable for the payment thereof; or (C) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business; and

            (viii) ebtor will advise Secured Party promptly, in reasonable detail , of (A) any material


11/1/95                             7
      lien, security interest or claim made by or asserted against any or all of the Collateral, and (B) the occurrence of any other event which would have a material adverse effect on the aggregate value of such Collateral or on the security interest and liens with respect to such Collateral created hereunder or under any other Security Document.

(j) SECURITY PARTY APPOINTED ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of the Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) following the occurrence and during the continuance of an Event of Default, to:

                  (A)  obtain and adjust insurance;

                  (B) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (C)   receive,   endorse  and  collect  any  drafts  or  other
                  instruments, documents and chattel paper, in connection with clause (A) or (B) above; and

                  (D) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

      and (ii) at any time, to:

                  (A) obtain access to records maintained for Debtor by computer services companies and other service companies or bureaus;

                  (B) send requests under Debtor's or a fictitious name to Debtor's customers or account debtors for verification of Accounts; and

                  (C) do all things necessary to carry out this Agreement.

      (k) SECURED PARTY MAY PERFORM. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by Debtor on demand and shall become part of the Liabilities secured hereunder.

      (1) SECURED PARTY'S DUTIES. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to



11/1/95                                   8
any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall be under no obligation to take any steps necessary to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of Debtor and shall be added to the Liabilities.


3. WARRANTIES AND REPRESENTATIONS. Debtor hereby represents and warrants to Secured Party, on each date indebtedness is incurred under the Note, that:

     (a) Debtor's principal place of business is that shown at the beginning of this Security Agreement and all other places of business of Debtor are located
as follows: 2340 Paseo Del Prado,Las Vegas,Nevada 89102; and .All     of    the
Collateral is kept as such place(s) of business.

      (b) Debtor is lawfully possessed of and has good title to the Collateral, free and clear of all liens, encumbrances, security interests and adverse claims except only for the security interest granted to Secured Party herein except as otherwise provided herein;

      (c) (i) Debtor is legally organized and validly existing, in good standing under the laws of its state of organization and is duly qualified to do business and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties makes it necessary for it to so qualify to do business; (ii) Debtor has full power and authority to execute and deliver this Security Agreement, together with all notes, leases, agreements and instruments evidencing Indebtedness, and to pay and perform its obligations thereunder; (iii) Debtor has full power and authority to own its properties and carry on its business as now being conducted; (iv) this Security Agreement and all documents evidencing indebtedness under the Note have been duly authorized, executed and delivered by Debtor and constitute the valid, legal and binding obligations of Debtor enforceable in accordance with their terms.

      (d) (i) The execution, delivery and payment of any and all of the documents and instruments evidencing indebtedness under the Note and the entering into by Debtor of this Security Agreement and the performance of its obligations hereunder will not violate or conflict with any of the provisions of the Certificate of Incorporation or By-Laws of Debtor (or Debtor's Articles of Partnership, if applicable) and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest, or other encumbrance in or upon any of Debtor's property or assets (except for the security interest created hereby) pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement, or any other instrument to which Debtor is a party or by or under which it may be bound; (ii) no approval is required from any public regulatory body nor from any parent, subsidiary or affiliate of Debtor or from any other person, firm or corporation with respect to the execution, delivery and payment upon any documents evidencing Indebtedness, the entering into of this Security Agreement, and the performance by Debtor of its obligations hereunder; (iii) there are no suits or proceedings pending, or to the knowledge of Debtor threatened, in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Debtor which will have a material adverse effect on the financial condition or business of
Debtor.


4.    COVENANTS.

(a) FINANCIAL INFORMATION: On or prior to the tenth day of each month, Debtor shall deliver to Secured Party:

      (i) a schedule of all Accounts created or acquired by Debtor during the preceding month together with an aged trial balance of Accounts (an "Accounts Trial Balance") for Debtor, indicating which Accounts are 1 to 30, 31 to 60, 61 to 90, 91 to 120 and 120 or more days past the original invoice date and, if requested by Secured Party, listing the names and addresses of all account debtors;

      (ii) an accounts payable aging, showing which accounts payable are 10 to 30, 31 to 60, 61 to 90 and 91 days or more past due; and

      (iii) interim financial statements, consisting of balance sheets, income statements, cash flow statements for such month and for the period from the beginning of the then current fiscal year to the end of such month.

     (b) DISTRIBUTIONS: From and after Secured Party gives notice to Debtor to do so, Debtor shall not:

     (i) make any distribution of dividends or the equivalent (including repurchases of interests in Debtor from any holder thereof); or

      (ii)  pay any management fees to any affiliate of Debtor.

     5 . TERM OF AGREEMENT. This Agreement shall become effective as provided herein, and shall remain in effect until such time as all of the Liabilities shall have been fully performed and paid in full and the Note shall have been cancelled.

6. SECURED PARTY'S EXPENSES. Debtor shall reimburse the Secured Party for all fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by the Secured Party, in connection with this Agreement including, but not limited to, such fees, costs and expenses incurred in connection with the implementation, administration and enforcement of this Agreement and the other agreements, documents and instruments referred to herein or contemplated hereby and the auditing, appraising, evaluating or otherwise monitoring the Collateral or other credit support for the Liabilities (all such costs and expenses, "Cost and Expenses").

7.    DEFAULT;  REMEDIES.










11/1/95                            10

     (a) EVENTS OF DEFAULT. Any one of the following acts shall constitute an "Event of Default" under this Agreement:

           (i)  Failure by the Debtor to pay any of the Liabilities when due.

           (ii) Any representation or warranty now or hereafter made by the Debtor herein or by the Debtor in connection with this Agreement shall prove to have been incorrect in any material respect when made.

           (iii) Failure by the Debtor to perform or observe any covenant, condition or agreement contained in this Agreement.

     (b) REMEDIES. If any Event of Default occurs, in addition to all other remedies Secured Party may have at law or in equity, Secured Party may (i) declare all Liabilities to be forthwith due and payable, whereupon the Liabilities shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Debtor, and (ii) exercise all or any of the rights of a secured party under the Uniform Commercial Code in the State where the Collateral is located or other applicable laws and any other rights and remedies available to Secured Party, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law; provided, however, that if an Event of Default involving the bankruptcy of the Debtor shall exist or occur, all of the Liabilities shall automatically, without notice of any kind, be immediately due and payable and Secured Party shall be entitled to reclaim the Equipment.

     (c) ENTRY UPON PREMISES. Upon the occurrence of an Event of Default, (i) Secured Party shall have the right to enter upon the premises of the Debtor where the Collateral is located (or is believed to be located) without any obligation to pay rent to the Debtor, or any other place or places where the Collateral is believed to be located and kept, and render the Collateral unusable or remove the Collateral therefrom, in order effectively to collect or liquidate the Collateral, or (ii) Secured Party may require the Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to Secured Party or (iii) some combination thereof.

     (d) SALE OR OTHER DISPOSITION OF COLLATERAL BY SECURITY PARTY. Any notice required to be given by Secured Party of a sale, lease or other disposition or other intended action by Secured Party with respect to any of the Collateral, at least three (3) business days prior to such proposed action shall constitute fair and reasonable notice to the Debtor of any such action. If the Secured Party chooses to dispose of the Collateral, it shall dispose of the Collateral in a commercially reasonable manner. Any sale of the Collateral conducted in conformity with the reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The net proceeds realized by Secured Party upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party in connection therewith, shall be applied toward satisfaction of the Liabilities. Secured Party shall account to Debtor for any surplus realized upon such sale or other disposition, and Debtor shall remain liable for any


11/1/95
      deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Secured Party's security interest in the Collateral until the Liabilities are fully paid. Debtor agrees that Secured Party has no obligation to preserve rights to the Collateral against any other parties.

      8. AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Secured Party and Debtor, and no termination or waiver of any provision of this Agreement, or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Secured Party. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand upon Debtor or any guarantor of the obligations of Debtor in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

      9. NO WAIVER. Secured Party's failure, at any time or times hereafter, to require strict performance by Debtor of any provision or term of this Agreement shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Secured Party of an Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Debtor contained in this Agreement, and no Event of Default shall be deemed to have been suspended or waived by Secured Party, unless such suspension or waiver is (a) in writing and signed by Secured Party, and
      (b) delivered to Debtor.

     10. SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or interest under or because of the existence of this Agreement.

      11. LIMITATION ON RELATIONSHIP BETWEEN PARTIES The relationship of Secured Party on the one hand, and Debtor, on the other hand, has been and shall continue to be, at all times, that of lessor and lessee and, to the extent monies are owed to Secured Party by Debtor, creditor and debtor. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection therewith or in the Note or any of the other documents shall be deemed or construed to create a fiduciary relationship between the parties.

      12. NO ASSIGNMENT. This Agreement shall not be assignable by Debtor without the written consent of Secured Party.  Secured Party may assign to one or more persons all or any
      part of, or any participation interest in, the Secured Party's rights and benefits hereunder.

     13. SECTION TITLES. The section and subsection titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between Debtor and Secured Party.

      14. NOTICES. Except as otherwise expressly provided herein, any notice required or desired

11/6/95                           12
to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) four (4) days after deposit in the United States mails, with proper postage prepaid, (b) when sent after receipt of confirmation or answer back if sent by telecopy, telex or other similar facsimile transmission, (c) one (1) business day after deposited with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent, to the address or number indicated below:

(a) If to Secured Party at:   LINC ANTHEM CORPORATION
                        303 East Wacker Drive, Suite 1000
                        Chicago,  Illinois  60601
                        Attention:  Vice President - Operations

            Telecopy:                      (312) 938-4290
            Confirmation:               (312) 946-10W

            (b) If to Debtor, at:      PHC OF NEVADA, INC.
                                200 Lake Street,
                          Peabody, Massachusetts 01960
                                   Attention:

                           Telecopy:                 (508) 536 - 2677
                           Confirmation:              (508) 536 - 2777

or to such other address as each party may designate for itself by like notice.


     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

16. GOVERNING LAW. SECURED PARTY AND DEBTOR EACH HEREBY AGREE THAT ALL DISPUTES AMONG OR BETWEEN THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.








11/1/95                            13

17. WAIVER OF JURY TRIAL. EACH OF DEBTOR AND SECURED PARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN DEBTOR AND SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

18. WAIVER OF BOND. DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO ENFORCE ANY JUDGEMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SECURED PARTY OR TO ENFORCE THIS AGREEMENT BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION.

           IN WITNESS WHEREOF, this Agreement has been duly executed as of this 7TH day of November, 1995.

           PHC OF NEVADA, INC.                          LINC ANTHEM CORPORATION
           (Debtor)                                     (Secured Party)

           By:                                          By:
              Authorized Signature                        Authorized Signature

           Name:  Bruce A. Shear                        Name:
           Title:    President                          Title:








11/1/95                                    14

EXHIBIT 10.78

                                 $1,000,000.00


                          LOAN AND SECURITY AGREEMENT

                                by and between

                               PHC OF UTAH, INC.
                               (the "Borrower")

                                      and

                         HEALTHPARTNERS FUNDING, L.P.
                                (the "Lender")

                               May       , 1996

                          LOAN AND SECURITY AGREEMENT


      THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of this 19th day of May, 1996, by and between PHC OF UTAH, Inc., a Massachusetts corporation, (collectively, the "Borrower") and HEALTHPARTNERS FUNDING, L.P., a Delaware limited partnership ("Lender").

                                   RECITALS

      A. Borrower desires to establish certain financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make loans and extensions of credit to Borrower, on the terms and conditions set forth below.

      B. The parties desire to define the terms and conditions of their relationship and to reduce their agreements to writing.

      NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

      As used in this Agreement, the following terms shall have the following meanings:

     SECTION 1.1. ACCOUNT.ACCOUNT. "Account" means any right to payment for goods sold or leased or services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance, including, without limitation, the right to payment of management fees.

     SECTION 1.2. ACCOUNT DEBTOR.ACCOUNT DEBTOR. "Account Debtor" means any Person obligated on any Account of Borrower, including without limitation, any Insurer and any Medicaid/Medicare Account Debtor.

      SECTION 1.3. AFFILIATE.AFFILIATE. "Affiliate" means, with respect to a specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation whether through the ownership of voting securities, by contract, or otherwise.

      SECTION 1.4. AGREEMENT.AGREEMENT. "Agreement" means this Loan and Security Agreement, as it may be amended or supplemented from time to time.

     SECTION 1.5. BASE RATE.BASE RATE. "Base Rate" means a rate of interest equal to two and three quarters percent (2.25%) above the "Prime Rate of Interest".

      SECTION 1.6. BORROWED MONEY.SECTION 1.6. BORROWED MONEY. "Borrowed Money" means any obligation to repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under GAAP would be capitalized on the books of the Borrower or which is the substantial equivalent of the financing of the property so leased.

     SECTION 1.7. BORROWER.BORROWER. "Borrower" has the meaning set forth in the Preamble.

      SECTION 1.8. BORROWING BASE.BORROWING BASE. "Borrowing Base" has the meaning set forth in Section 2.1(d).

     SECTION 1.9. BUSINESS DAY.BUSINESS DAY. "Business Day" means any day on which financial institutions are open for business in the State of Maryland, excluding Saturdays and Sundays.

     SECTION 1.10. CLOSING; CLOSING DATE.CLOSING; CLOSING DATE. "Closing" and "Closing Date" have the meanings set forth in Section 5.3.

      SECTION 1.11. COMMITMENT FEE.COMMITMENT FEE. "Commitment Fee" has the meaning set forth in Section 2.4(a).

      SECTION 1.12. COLLATERAL.COLLATERAL. "Collateral" has the meaning set forth in Section 3.1.

      SECTION 1.13. CONTROLLED GROUP.CONTROLLED GROUP. "Controlled Group" means a "controlled group" within the meaning of Section 4001(b) of ERISA.

     SECTION 1.14. COST REPORT SETTLEMENT ACCOUNT. "Cost Report Settlement Account" means an "Account" owed to Borrower by a Medicaid/Medicare Account Debtor pursuant to any cost report, either interim, filed or audited, as the context may require.

      SECTION 1.15.     DEFAULT RATE.     "Default Rate" means a rate per annum
equal to two percent (2%) above the Base Rate.

     SECTION 1.16 DOMINION ACCOUNT. "Dominion Account" has the meaning set forth in Section 2.3(a).

     SECTION  1.17.  ERISA.ERISA.  "ERISA"  has the meaning set forth in Section
4.12.

     SECTION 1.18. EVENT OF DEFAULT.EVENT OF DEFAULT. "Event of Default" and "Events of Default" have the meanings set forth in Section 8.1.

     SECTION  1.19.  GAAP.GAAP.   "GAAP"  means  generally  accepted  accounting
principles applied in a matter consistent with the financial statements referred to in Section 4.7.

      SECTION 1.20. GOVERNMENTAL AUTHORITY.GOVERNMENTAL AUTHORITY. "Governmental Authority" means and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign.

     SECTION 1.21. HAZARDOUS MATERIAL.HAZARDOUS MATERIAL. "Hazardous Material" means any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental statute, rule or regulation or any Governmental Authority.

     SECTION 1.22. HIGHEST LAWFUL RATE.HIGHEST LAWFUL RATE. "Highest Lawful Rate" means the maximum lawful rate of interest referred to in Section 2.7 that may accrue pursuant to this Agreement.

      SECTION 1.23. INSURER. A Person that insures a Patient against certain of the costs incurred in the receipt by such Patient of Medical Services, or that has an agreement with Borrower to compensate Borrower for providing services to a Patient.

     SECTION 1.24. LENDER.LENDER. "Lender" has the meaning set forth in the Preamble.

      SECTION 1.25.     LOAN.LOAN.  "Loan" has the meaning set forth in Section
2.1(a).

     SECTION 1.26. LOAN DOCUMENTS.LOAN DOCUMENTS. "Loan Documents" means and includes this Agreement, the Note, and each and every other document now or hereafter delivered in connection therewith, as any of them may be amended, modified, or supplemented from time to time.

      SECTION 1.27. LOAN MANAGEMENT FEE. "Loan Management Fee" has the meaning set forth in Section 2.4(c).

      SECTION 1.28.     LOCKBOX.LOCKBOX.  "Lockbox" has the meaning set forth in
Section 2.3(a).

     SECTION 1.29. LOCKBOX BANK.LOCKBOX BANK. "Lockbox Bank" has the meaning set forth in Section 2.3(a).

      SECTION 1.30. MAXIMUM LOAN AMOUNT.MAXIMUM LOAN AMOUNT. "Maximum Loan Amount" has the meaning set forth in Section 2.1(a).

      SECTION 1.31. MEDICAID/MEDICARE ACCOUNT DEBTOR. "Medicaid/ Medicare Account Debtor" means any Account Debtor which is (i) the United States of America acting under the Medicaid/Medicare program established pursuant to the Social Security Act, (ii) any state or the District of Columbia acting pursuant to a health plan adopted pursuant to Title XIX of the Social Security Act or
(iii) any agent, carrier, administrator or intermediary for any of the foregoing.

      SECTION 1.32. MEDICAL SERVICES. Medical and health care services provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by Borrower which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by Borrower to a Patient for a necessary or specifically requested valid and proper medical or health purpose.

      SECTION 1.33.     NOTE.NOTE.  "Note" has the meaning set forth in Section
2.1(c).

      SECTION 1.34.     OBLIGATIONS.  "Obligations" has the meaning set forth in
Section 3.1.

     SECTION 1.35. PATIENT. Any Person receiving Medical Services from Borrower and all Persons legally liable to pay Borrower for such Medical Services other than Insurers.

     SECTION 1.36. PERMITTED LIENS.PERMITTED LIENS. "Permitted Liens" means: (a) liens for taxes not delinquent, or which are being contested in good faith and by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (b) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (d) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial danger of the sale, loss or forfeiture of such property or assets or any interest therein); (e) liens and encumbrances in favor of Lender; (f) liens granted in connection with the lease or purchase of property or assets financed by borrowings permitted by Section 7.1 (provided, however, that no such borrowings permitted by Section 7.1 may be secured by liens on any of the Collateral); and (g) liens set forth on SCHEDULE 1.36.

     SECTION 1.37. PERSON.PERSON. "Person" means an individual, partnership, corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

      SECTION 1.38.     PLAN.PLAN.  "Plan" has the meaning set forth in Section
4.12.

     SECTION 1.39.  PREMISES.PREMISES.  "Premises"  has the meaning set forth in
Section 4.14.

     SECTION 1.40. PRIME RATE OF INTEREST. "Prime Rate of Interest" means that rate of interest publicly announced by Shawmut Bank, N.A., or any successor thereto, as the same may from time to time fluctuate.

     SECTION 1.41. PROHIBITED TRANSACTION.PROHIBITED TRANSACTION. "Prohibited Transaction" means a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Internal Revenue Code.

      SECTION 1.42. QUALIFIED ACCOUNT.QUALIFIED ACCOUNT. "Qualified Account" means an Account of Borrower generated in the ordinary course of Borrower's business from the sale of goods or rendition of medical services which Lender, in its sole credit judgment, deems to be a Qualified Account. Without limiting the generality of the foregoing, no Account shall be a Qualified Account if: (a) it or any portion thereof is payable by an individual beneficiary, recipient or subscriber individually and not directly to Borrower by a Medicaid/Medicare Account Debtor or commercial medical insurance carrier acceptable to Lender in its sole discretion; (b) it remains unpaid more than ninety (90) days past the claim or invoice date; (c) the Account is subject to any defense, set-off, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance, or adjustment of any kind amounting in the aggregate to at least one percent (1%) of such Account; (d) any part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged; (e) if it arises from the sale of goods by Borrower, such sale was not an absolute sale or on consignment or on approval or on a sale-or-return basis or subject to any other repurchase or return agreement, or such goods have not been shipped to the Account Debtor or its designee; (f) if it arises from the performance of services, such services have not been actually been performed or were undertaken in violation of any law; (g) the Account is subject to a lien other than a Permitted Lien; (h) the Borrower knows or should have known of the bankruptcy, receivership, reorganization, or insolvency of the Account Debtor; (i) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; (j) it is an Account of an Account Debtor having its principal place of business or executive office outside the United States; (k) the Account Debtor is an Affiliate or Subsidiary of Borrower; (l) more than ten percent (10%) of the aggregate balance of all Accounts owing from the Account Debtor obligated on the Account are outstanding more than one hundred twenty
(120) days past their invoice date; (m) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Qualified Accounts hereunder;
(n) the total unpaid Accounts of the Account Debtor, except for a Medicaid/Medicare Account Debtor, exceed twenty percent (20%) of the net amount of all Qualified Accounts; (o) any covenant, representation or warranty contained in the Loan Documents with respect to such Account has been breached in any material respect; or (p) the Account fails to meet such other specifications and requirements which may from time to time be reasonably established by Lender.

      SECTION 1.43. REPORTABLE EVENT.REPORTABLE EVENT. "Reportable Event" means a "reportable event" as defined in Section 4043(b) of ERISA.

      SECTION 1.44. REVOLVING CREDIT LOAN. "Revolving Credit Loan" has the meaning set forth in Section 2.1(b).

     SECTION 1.45. TERM.TERM. "Term" has the meaning set forth in Section 2.8.

                                  ARTICLE II

                                     LOAN

      SECTION 2.1.  TERMS.TERMS.

            (a) The maximum aggregate principal amount of credit extended by Lender to Borrower hereunder (the "Loan") that will be outstanding at any time is One Million and No/100 Dollars ($1,000,000.00) (the "Maximum Loan Amount").

            (b) The Loan shall be in the nature of a revolving line of credit, and shall include sums advanced and other credit extended by Lender to or for the benefit of the Borrower from time to time under this Article II (each a "Revolving Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base, the requests of Borrower pursuant to the terms and conditions of Section 2.2 below, and on such other basis as Lender may reasonably determine. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and shall be due and payable in full upon the expiration of the Term. For purposes of this Agreement, any determination as to whether there is ability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its reasonable discretion and is final and binding upon Borrower.

            (c) At Closing, Borrower shall execute and deliver to Lender a promissory note evidencing the Borrower's unconditional obligation to repay Lender for Revolving Credit Loans, advances, and other extensions of credit made under the Loan, in the form of EXHIBIT A to this Agreement (the "Note"), dated the date hereof, payable to the order of Lender in accordance with the terms thereof. The Note shall bear interest from the dates of the respective advances until repaid, with interest payable monthly in arrears on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that after an Event of Default such rate shall be equal to the Default Rate. Each Revolving Credit Loan, advance and other extension of credit shall be deemed evidenced by the Note, which is deemed incorporated by reference herein and made a part hereof.

            (d) Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to (i) eighty percent (80%) of Qualified Accounts that remain unpaid for fewer than one hundred twenty (120) days, and (ii) sixty percent (60%) of Qualified Accounts that remain unpaid for between one hundred twenty (120) and one hundred fifty
(150) days, in either case due and owing from any Medicaid/Medicare, Insurer or other Account Debtor, including, without limitation, Accounts payable pursuant to Cost Report Settlement Accounts or in the form of management fees (the "Borrowing Base").

      SECTION 2.2. LOAN ADMINISTRATION. Borrowings under the Loan shall be as follows:

            (a) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower, may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Eastern time one (1) Business Day prior to the proposed borrowing date; PROVIDED, HOWEVER, that no such request may be made at a time when there exists an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

            (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) shall be disbursed by Lender by wire transfer to such bank account as may be agreed upon by Borrower or Lender from time to time or elsewhere if pursuant to written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

            (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower shall constitute one general Obligation of Borrower, and shall be secured by Lender's lien upon all of the Collateral.

            (d) Lender shall enter all Revolving Credit Loans as debits to a loan account in the name of Borrower and shall also record in said loan account all payments made by Borrower on any Obligations and all proceeds of Collateral which are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

            (e) Lender will account to Borrower monthly with a statement of Revolving Credit Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrower. Such notice shall be deemed an objection to those items specifically objected to therein.

      SECTION 2.3. COLLECTIONS, DISBURSEMENTS, BORROWING AVAILABILITY, AND LOCKBOX ACCOUNT.COLLECTIONS, DISBURSEMENTS, BORROWING AVAILABILITY, AND LOCKBOX ACCOUNT. Borrower shall maintain a lockbox account (the "Lockbox") with Bank One Arizona, N.A. (the "Lockbox Bank"), subject to the provisions of this Agreement, and shall execute with the Lockbox Bank a Lockbox Agreement in the form attached as EXHIBIT B, and such other agreements related thereto as Lender may require. Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors into the Lockbox, and that all funds paid into the Lockbox are immediately transferred into a depository account maintained by Lender at Bank One Arizona, N.A. (the "Dominion Account"). Lender shall apply, on a daily basis, all funds transferred into the Dominion Account pursuant to this Section
2.3 to reduce the outstanding indebtedness under the Loan with future Revolving Credit Loans, advances and other extensions of credit to be made by Lender under the conditions set forth in this Article II. To the extent that any collections of Accounts or proceeds of other Collateral are not sent directly to the Lockbox but are received by Borrower, such collections shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the Lockbox Bank for transfer to the Dominion Account immediately upon receipt by Borrower. All funds transferred from the Dominion Account for application to Borrower's indebtedness to Lender shall be applied to reduce the Loan balance, but for purposes of calculating interest, shall be subject to a three (3) Business Day clearance period. If as the result of collections of Accounts pursuant to the terms and conditions of this Section 2.3 a credit balance exists with respect to the Dominion Account, such credit balance shall not accrue interest in favor of Borrower, but shall at all times be available to Borrower and shall be paid to Borrower upon Borrower's written request for such payment.

      SECTION 2.4.  FEES.FEES.

            (a) At Closing and thereafter Borrower shall unconditionally pay to Lender, in one or more installments, a commitment fee (the "Commitment Fee") equal to one percent (1%) of incremental Revolving Credit Loans up to the Maximum Loan Amount. For example, if at Closing Lender makes a Revolving Credit Loan in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), and ten (10) days after Closing Lender makes an additioanal Revolving Credit Loan resulting in aggregate outstanding principal of Eight Hundred Thousand and No/100 Dollars ($800,000.00), Borrower shall be olligated to pay an inital installment of the Commitment Fee of Five Thousand and No/100 Dollars ($5,000.00) at Closing, and a second installment of the Commitment Fee of Three Thounsand and No/100 Dollars ($3,000.00) ($800,000.00 - $500,000.00 x 1%) in
connection with the second advance. Consistent with the foregoing, the maximum aggregate Commitment Fee payable by Borrower hereunder shall be $10,000.00 ($1,000,000.00 x 1%).

            (b) INTENTIONALLY DELETED

            (c) For so long as the Loan is available to Borrower, Borrower unconditionally shall pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to twenty-seven and one-half one hundredths of one percent (0.275%) of the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Loan Management Fee shall be payable monthly in arrears on the first day of each successive calendar month.

            (d) Borrower shall pay to Lender all out-of-pocket audit and appraisal fees in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Notwithstanding anything herein to the contrary, Lender acknowledges and agrees that, absent the occurrence of an Event of Default hereunder, Borrower's maximum obligation for the payment of out-of-pocket audit and appraisal fees in any calendar year shall be Seven Thousand Five Hundred and No/100 Dollars ($7,500.00). Following the occurrence of an Event of Defaultl, such limitations shall not be applicable.

            (e) Borrower shall pay to Lender, on demand, any and all fees, costs or expenses (exclusive of interest, points and other finance charges payable by Lender in connection with any of its borrowings from third parties) which Lender pays to a bank or other similar institution (so long as the payee is not an Affiliate of Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrower pursuant to this Agreement, and (ii) the depositing for collection, by Lender, of any check or item of payment received or delivered to Lender on account of Obligations.

      SECTION 2.5. PAYMENTS.PAYMENTS. Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Borrower of any proceeds of any of the Collateral, to the extent of such proceeds, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.8 hereof; PROVIDED, HOWEVER, that if any advance made by Lender in excess of the Borrowing Base shall exist at any time, Borrower shall, immediately upon demand, repay such overadvance. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (i) the first Business Day of each month (for the immediately preceding month), computed on the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which the Loan and the maturity of the payment of the Obligations are accelerated, or (iii) the termination of this Agreement pursuant to Section 2.8 hereof. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrower hereunder, shall be made to Lender to the Dominion Account, in immediately available funds.

      SECTION 2.6. USE OF PROCEEDS.USE OF PROCEEDS. The proceeds of Lender's advances under the Loan shall be used solely for working capital (in accordance with generally accepted accounting principles) and for other costs of Borrower arising in the ordinary course of Borrower's business.

      SECTION 2.7. INTEREST RATE LIMITATION.INTEREST RATE LIMITATION. The parties intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to Borrower by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to Borrower by Lender); (b) neither Borrower nor any other Person now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement shall be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Agreement.

      SECTION 2.8.  TERM.

            (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of two (2) years from the Closing Date, and this Agreement shall automatically renew itself for one-year periods thereafter, unless terminated as provided in this Section 2.8 (the "Term").

            (b) Upon at least thirty (30) days prior written notice to Borrower, Lender may terminate this Agreement as of the day of the second and each subsequent annual anniversary of the Closing Date, and may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

            (c) Upon at least thirty (30) days prior written notice to Lender, Borrower may terminate this Agreement effective as of the day of the second or any subsequent annual anniversary of the Closing Date. In addition, upon at least thirty (30) days prior written notice to Lender, Borrower may terminate this Agreement prior to the second or any subsequent annual anniversary of the Closing Date, provided that, at the effective date of termination prior to such second anniversary, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages for the loss of bargain and not as a penalty, an amount equal to two percent (2%) of the Maximum Loan Amount.

            (d) All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations, of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds.


                                  ARTICLE III

                                  COLLATERAL

      SECTION 3.1. GENERALLY.GENERALLY. As security for the payment of all liabilities of Borrower to Lender, including without limitation: (i) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (ii) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights hereunder and in the following property in accordance with the terms of this Agreement, and (iii) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"), Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

            (a) All of Borrower's  now-owned  and hereafter  acquired or arising
Accounts, accounts receivable and rights to payment of every kind and description, and any contract rights, chattel paper, documents and instruments with respect thereto;

            (b) All of Borrower's now owned and hereafter acquired or arising general intangibles of every kind and description pertaining to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, records, and data;

     (c) All of Borrower's now or hereafter acquired deposit accounts into which Accounts are deposited, including the Dominion Account;

            (d) All of Borrower's monies and other property of every kind and nature now or at any time or times hereafter in the possession of or under the control of Lender or a bailee or Affiliate of Lender; and

     (e) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

      SECTION 3.2. LIEN DOCUMENTS.LIEN DOCUMENTS. At Closing and thereafter as Lender deems necessary in its sole discretion, Borrower shall execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

            (a) UCC-1 Financing statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; PROVIDED that a carbon, photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement;

            (b) A Dominion Account Agreement in the form of EXHIBIT C attached hereto; and

            (c) Any other agreements, documents, instruments, and writings deemed necessary by Lender or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect, or protect Lender's lien and security interest in the Collateral required hereunder.

      SECTION 3.3.  COLLATERAL ADMINISTRATION.

            (a) All Collateral (except deposit accounts) will at all times be kept by Borrower at its principal office(s) as set forth on EXHIBIT D hereto and shall not, without the prior written approval of Lender, be moved therefrom.

            (b) Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. In addition, if Qualified Accounts in an aggregate face amount in excess of $50,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Qualified Accounts or otherwise, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of claims, invoices or other information related thereto.

            (c) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

            (d) To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times after the occurrence of an Event of Default, subject to applicable law regarding Medicaid/Medicare Account Debtors, to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees to Borrower.

      SECTION 3.4. OTHER ACTIONS.OTHER ACTIONS. In addition to the foregoing, Borrower (i) shall provide prompt written notice to each private indemnity, managed care or other Insurer who either is currently an Account Debtor or becomes an Account Debtor at any time following the date hereof that the Lender has been granted a first priority lien and security interest in, upon and to all Accounts applicable to such Insurer, and hereby authorizes Lender to send any and all similar notices to such Insurers by Lender, and (ii) shall do anything further that may be lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to the execution and delivery of lockbox agreements, continuation statements, amendments to financing statements, and any other documents required hereunder. At Lender's request, Borrower shall also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest. Borrower shall, on Lender's demand, deliver to Lender all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

      SECTION 3.5. SEARCHES.SEARCHES. Prior to Closing, and thereafter (as and when requested by Lender in its sole discretion), Borrower shall obtain and deliver to Lender the following searches against Borrower (the results of which are to be consistent with Borrower's representations and warranties under this Agreement), all at its own expense:

            (a) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains its executive offices, a place of business, or assets;

     (b) Judgment, federal tax lien and corporate tax lien searches, in each jurisdiction searched under clause (a) above; and

            (c) Good standing certificates showing Borrower to be in good standing in its state of formation and in each other state in which it is doing and presently intends to do business for which qualification is required.

      SECTION 3.6. POWER OF ATTORNEY.POWER OF ATTORNEY. Each of the officers of Lender is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (a) endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower and constitute collections on Borrower's Accounts; (b) execute in the name of Borrower any financing statements, schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Lender hereunder; and (c) do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

            Each entity comprising the Borrower represents and warrants to Lender, and shall be deemed to represent and warrant on each day on which any Obligations shall be outstanding hereunder, that:

      SECTION 4.1. SUBSIDIARIES.SUBSIDIARIES. Except as set forth in SCHEDULE 4.1, Borrower has no subsidiaries.

      SECTION 4.2. ORGANIZATION AND GOOD STANDING.ORGANIZATION AND GOOD STANDING. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation, is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it therein or the nature of its business makes such qualification necessary, except where such failure to qualify would not have a material adverse effect on the Borrower, has the corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business.

      SECTION 4.3. AUTHORITY.AUTHORITY. Borrower has full corporate power and authority to enter into, execute, and deliver this Agreement and to perform its obligations hereunder, to borrow the Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents, all of which have been duly authorized by all necessary corporate action. No consent or approval of shareholders of, or lenders to, Borrower and no consent, approval, filing or registration with any Governmental Authority is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations thereunder.

      SECTION 4.4. BINDING AGREEMENT.BINDING AGREEMENT. This Agreement and all other Loan Documents constitute, and the Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, and similar laws affecting the rights and remedies of secured parties and creditors generally.

      SECTION 4.5. LITIGATION.LITIGATION. Except as disclosed in SCHEDULE 4.5, there are no actions, suits, proceedings or investigations pending or, to the best of Borrower's knowledge, threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of the Borrower, could have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, present or prospective, of Borrower, or upon its ability to perform its obligations under the Loan Documents. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties which would have a material adverse effect on Borrower or its properties.

      SECTION 4.6. NO CONFLICTS.NO CONFLICTS. The execution and delivery by Borrower of this Agreement and the other Loan Documents do not, and the performance of its obligations thereunder will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance upon the property of Borrower under: (a) any provision of Borrower's articles of incorporation or its bylaws, (b) any provision of any law, rule, or regulation applicable to Borrower, or (c) any of the following: (i) any indenture or other material agreement or instrument to which Borrower is a party or by which Borrower or its property is bound; or (ii) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower which is applicable to Borrower.

      SECTION 4.7. FINANCIAL CONDITION.FINANCIAL CONDITION. The audited financial statements of PHC, Inc. and its subsidiaries (including the entity comprising the Borrower) (collectively, the "Consolidated Company") as of June 30, 1995, certified by Richard A. Eisner & Co., LLP, and the unaudited financial statements of the Consolidated Company as of December 31, 1995, certified by the chief financial officer of the Consolidated Company, which have been delivered to Lender, fairly present, in all material respects, the financial condition of the Consolidated Company and the results of its operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with GAAP. There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of the Consolidated Company as of the dates of such financial statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the business, properties, condition (financial or otherwise) or operations (present or prospective) of any of the entities comprising Borrower since December 31, 1995. The Consolidated Company's fiscal year ends on June 30. The federal tax identification numbers for the entities comprising the Borrower are listed on SCHEDULE 4.7.

      SECTION 4.8. NO DEFAULT.NO DEFAULT. Borrower is not in default under or with respect to any obligation in any respect which could be materially adverse to its business, operations, property or financial condition, or which could materially, adversely affect the ability of Borrower to perform its obligations under the Loan Documents. No Event of Default or event which, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

      SECTION 4.9. TITLE TO PROPERTIES.TITLE TO PROPERTIES. Borrower has good and marketable title to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in
Section 4.7, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

      SECTION 4.10. TAXES.TAXES. Borrower has filed, or has obtained extensions for the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date hereof. All tax liabilities of Borrower were, as of December 31, 1995, and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid except as described in Schedule 4.10..

      SECTION 4.11. SECURITIES AND BANKING LAWS AND REGULATIONS.SECURITIES AND BANKING LAWS AND REGULATIONS.

            (a) The use of the proceeds of the Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T, G, or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan hereunder will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

            (b) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

      SECTION 4.12. ERISA.ERISA. No employee benefit plan (a "Plan") subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant thereto that is maintained by Borrower or under which Borrower could have any liability under ERISA (a) has failed to meet minimum funding standards established in Section 302 of ERISA, (b) has failed to comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, (c) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code, or (d) has been terminated. Borrower has not assumed, or received notice of a claim asserted against Borrower for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan and is not a member of any Controlled Group (as defined in ERISA). Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

      SECTION 4.13. COMPLIANCE WITH LAW.COMPLIANCE WITH LAW. Except as described in SCHEDULE 4.13, Borrower has received no written notification of any violation, and to the best of its knowledge is not in violation, in any material respect, of any statute, rule or regulation of any Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls). Borrower has obtained all licenses, permits, franchises, and other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Borrower is current, in all material respects, with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority and is in compliance, in all material respects, with all applicable rules and regulations of such commissions.

      SECTION 4.14. ENVIRONMENTAL MATTERS.ENVIRONMENTAL MATTERS. To the best of Borrower's knowledge, no use, exposure, release, generation, manufacture, storage, treatment, transportation or disposal of Hazardous Material has occurred or is occurring on or from any real property on which the Collateral is located or which is owned, leased or otherwise occupied by Borrower (the "Premises"), or off the Premises as a result of any action of Borrower, except as described in SCHEDULE 4.14. All Hazardous Material used, treated, stored, transported to or from, generated or handled on the Premises, or off the Premises by Borrower, has been disposed of on or off the Premises by or on behalf of Borrower in a lawful manner.

      SECTION 4.15. PLACES OF BUSINESS.PLACES OF BUSINESS. The only places of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in SCHEDULE 4.15.

      SECTION 4.16. INTELLECTUAL PROPERTY.INTELLECTUAL PROPERTY. Borrower has received no written challenges to its ownership of, and to the best of its knowledge exclusively owns or possesses, all the patents, patent applications trademarks trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any conflict with the rights of others. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as SCHEDULE 4.16. Borrower is not in default, in any material respect, of any obligation or undertaking with respect to such intellectual property or rights.

      SECTION 4.17. STOCK OWNERSHIP.STOCK OWNERSHIP. The identity of the stockholders of all classes of the outstanding stock of each entity comprising Borrower, together with the respective ownership percentages held by such stockholders, are as set forth on SCHEDULE 4.17.

      SECTION 4.18. MATERIAL FACTS.MATERIAL FACTS. Neither this Agreement nor any other Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no material fact known to Borrower that materially adversely affects or in the future may materially adversely affect the business, operations, affairs or financial condition of Borrower, or any of its properties or assets.

      SECTION 4.19. INVESTMENTS, GUARANTEES, AND CERTAIN CONTRACTS.INVESTMENTS, GUARANTEES, AND CERTAIN CONTRACTS. Borrower does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person, except as described on SCHEDULE 4.19. Borrower is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially adversely affects its business.

      SECTION 4.20. BUSINESS INTERRUPTIONS.BUSINESS INTERRUPTIONS. Within five years prior to the date hereof, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other Governmental Authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business.

      SECTION 4.21. NAMES.NAMES. Within five years prior to the date hereof, Borrower has not conducted business under or used any other name (whether corporate or assumed) other than as shown on SCHEDULE 4.21. To the best of Borrower's knowledge Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate corporate subsidiary or independent Affiliate.

      SECTION 4.22 JOINT VENTURES.JOINT VENTURES. Borrower is not engaged in any joint venture or partnership with any other Person, except as set forth on
SCHEDULE 4.22.

      SECTION 4.23 ACCOUNTS. Lender may rely, in determining which Accounts are Qualified Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

     (a) It is genuine and in all material respects what it purports to be, and is not evidenced by a judgment;

            (b) It arises out of a completed, BONA FIDE sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, certification, participation, certificate of need, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

            (c) It is for a liquidated amount maturing as stated in a duplicate claim or invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

            (d) Such Account, and Lender's security interest therein, is not, and, to the best of Borrower's knowledge, will not (by voluntary act or omission by Borrower), be in the future, subject to any offset, lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

            (e) There are no facts, events or occurences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount apyable threunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto;

            (f) To the best of Borrower's knowledge, (i) the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is solvent;

            (g) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account;

            (h) It has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance with any and requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account, and such Account if due from a Medicaid/Medicare Account Debtor is properly payable directly to Borrower; and

            (i)  Borrower  has   obtained   and   currently   has  all  material
certificates of need, Medicaid and Medicare provider numbers, licenses, permits and authorizations as necessary in the generation of such Accounts.



                                   ARTICLE V

                       CLOSING AND CONDITIONS OF LENDING

      SECTION 5.1. CONDITIONS PRECEDENT TO AGREEMENT.CONDITIONS PRECEDENT TO AGREEMENT. The obligation of Lender to enter into and perform this Agreement and to make Revolving Credit Loans is subject to the following conditions precedent:

            (a) Lender shall have received two (2) originals of this Agreement and all other Loan Documents required to be executed and delivered at or prior to Closing (other than the Note, as to which Lender shall receive only one original), executed by Borrower and any other required Persons, as applicable.

            (b) Lender shall have received all searches and good standing certificates required by Section 3.5.

            (c) Borrower shall have complied, in all material respects, and shall then be in compliance, in all material respects, with all the terms, covenants and conditions of the Loan Documents.

            (d) There shall have occurred no Event of Default and no event which, with the giving of notice or the lapse of time, or both, could constitute such an Event of Default.

     (e) The representations and warranties contained in Article IV shall be true and correct.

            (f) Lender shall have received copies of all board of directors resolutions and other corporate action taken by Borrower to authorize the execution, delivery and performance of the Loan Documents and the borrowing of the Loan thereunder, as well as the names and signatures of the officers of Borrower authorized to execute documents on its behalf in connection herewith, all as also certified as of the date hereof by Borrower's chief financial officer, and such other papers as Lender may require.

            (g) Lender shall have received copies, certified as true, correct and complete by a corporate officer of Borrower, of the articles of incorporation and bylaws of Borrower, with any amendments thereto, and all other documents necessary for performance of the obligations of Borrower under this Agreement and the other Loan Documents.

            (h) Lender shall have received a written opinion of counsel for Borrower, dated the date hereof, in the form of EXHIBIT E.

            (i) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered hereunder, including without limitation an initial borrowing base certificate calculating the Borrowing Base.

            (j) Lender shall have received the portion of the Commitment Fee payable at Closing in accordance with Section 2.4(a) of this Agreement.

     (k) The Lockbox and the Dominion Account shall have been established.

            (l) Lender shall have received an estoppel certificate in form and substance reasonably satisfactory to Lender from Borrower's landlord or sublandlord,  as the case may be, with  respect to the  facility  identified  on
Schedule 4.15.

            (m) Lender shall have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that all of the conditions specified in this Section have been fulfilled.

      SECTION 5.2. CONDITIONS PRECEDENT TO ADVANCES.CONDITIONS PRECEDENT TO ADVANCES. Notwithstanding any other provision of this Agreement, no Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the Loan shall be disbursed hereunder unless the following conditions have been satisfied or waived immediately prior to such disbursement:

            (a) The representations and warranties on the part of Borrower contained in Article IV of this Agreement shall be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in
Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrowers furnished to Lender pursuant to Section 6.1 hereof).

            (b) No Event of Default or event which, with the giving of notice of the lapse of time, or both, could become an Event of Default shall have occurred and be continuing or would result from the making of the disbursement or advance.

            (c) No adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower shall have occurred and be continuing with respect to Borrower since the date hereof.

      SECTION 5.3. CLOSING.CLOSING. Subject to the conditions of this Article V, the Loan shall be made available on the date as is mutually agreed by the parties (the "Closing Date") at such time as may by mutually agreeable to the parties upon the execution hereof (the "Closing") at such place as may be requested by Lender.

      SECTION 5.4. WAIVER OF RIGHTS.WAIVER OF RIGHTS. By completing the Closing hereunder, or by making advances under the Loan, Lender does not waive a breach of any representation or warranty of Borrower hereunder or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS

      Borrower covenants and agrees that for so long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

      SECTION 6.1. FINANCIAL STATEMENTS AND COLLATERAL REPORTS.FINANCIAL STATEMENTS AND COLLATERAL REPORTS. Borrower will furnish to Lender (a) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within fifteen (15) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (b) payable aging schedules within fifteen
(15) days after the end of each calendar month; (c) internally prepared monthly financial statements for Borrower, certified by Borrower's chief financial officer, to be in accordance with GAAP to the best of hir or her knowledge, within forty-five (45) days of the end of each calendar month (provided, however, that Borrower reserve the right to make reasonable accounting adjustments to such monthly financial statements within a resonable period of time following the delivery thereof to Lender); (d) internally prepared quarterly financial statements for the Consolidated Company (accompanied by detailed financial information pertaining to Borrower, to be furnished to Lender simultaneous with the filing by the Consolidated Company with the US Securities and Exchange Commission of quarterly financial statements on Form 10-Q; (e) to the extent prepared by Borrower, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within thirty (30) days before the end of each of Borrower's fiscal years; (f) annual audited financial statements for the Consolidated Company (as such term is defined in Section 4.7) prepared by Richard A. Eisner & Co., LLP or a firm of independent public accountants satisfactory to Lender, to be furnished to Lender simultaneous with the filing by the Consolidated Company with the US Securities and Exchange Commission of annual financial statement on Form 10-K; (g) promptly upon receipt thereof, copies of any reports submitted to Borrower by independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (h) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (i) such additional information, reports or statements as Lender may from time to time request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

      SECTION 6.2. PAYMENTS HEREUNDER.PAYMENTS HEREUNDER. Borrower will make all payments of principal, interest, fees, and all other payments required hereunder, under the Loan, and under any other agreements with Lender to which Borrower is a party, as and when due.

      SECTION 6.3. EXISTENCE, GOOD STANDING, AND COMPLIANCE WITH LAWS. EXISTENCE, GOOD STANDING, AND COMPLIANCE WITH LAWS. Borrower will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all corporate existence, rights, licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply, in all material respects, with all applicable present and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7 hereof.

      SECTION 6.4. LEGALITY.LEGALITY. The making of the Loan and each disbursement or advance under the Loan shall not be subject to any penalty or special tax, shall not be prohibited by any governmental order or regulation applicable to Borrower, and shall not violate any rule or regulation of any Governmental Authority, and necessary consents, approvals and authorizations of any Governmental Authority to or of any such disbursement or advance shall have been obtained.

     SECTION 6.5. LENDER'S SATISFACTION. LENDER'S SATISFACTION. All instruments and legal documents and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received all documents, including records of corporate proceedings and opinions of counsel, which Lender may have requested in connection therewith.

      SECTION 6.6. TAXES AND CHARGES. TAXES AND CHARGES. Borrower will timely file all tax reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and prior to the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; PROVIDED, HOWEVER, that the Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, and the Borrower shall have set aside on their books adequate reserve therefor; and PROVIDED FURTHER, that such deferment of payment is permissible only so long as Borrower's title to, and its right to use, the Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

      SECTION 6.7. INSURANCE. INSURANCE. Borrower will carry adequate public liability and professional liability insurance with responsible companies satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area.

     SECTION 6.8. GENERAL INFORMATION. GENERAL INFORMATION. Borrower will furnish to Lender such information as Lender may, from time to time, reasonably request with respect to the business or financial affairs of Borrower, and upon reasonable prior notice, permit any officer, employee or agent of Lender to visit and inspect Borrower's cororate headquarters or any of Borrower's facilities at which Accounts are generated, to meet with President or Controller, or any other person designated by either of them, an to examine the minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss its and their business affairs, finances and accounts with, and be advised as to the same by, the accountants and officers of Borrower, all at such times and as often as Lender may reasonably require.

      SECTION 6.9. MAINTENANCE OF PROPERTY. MAINTENANCE OF PROPERTY. Borrower will maintain, keep and preserve, in all material respects, all of its properties in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

      SECTION 6.10. NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. NOTIFICATION OF EVENTS OF DEFAULT AND ADVERSE DEVELOPMENTS. Borrower promptly will notify Lender upon the occurrence of: (a) any Event of Default; (b) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (c) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (d) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could materially adversely affect its condition (financial or otherwise) or operations (present or prospective) or which may expose Borrower to uninsured liability of $25,000.00 or more; (e) any default, subject to applicable grace and cure periods, claimed by any other creditor for Borrowed Money of Borrower other than Lender; and (f) any other development in the business or affairs of Borrower which may be materially adverse; in each case describing the nature thereof and (in the case of notification under clauses (a) and (b)) the action Borrower proposes to take with respect thereto.

      SECTION 6.11. EMPLOYEE BENEFIT PLANS. EMPLOYEE BENEFIT PLANS. Borrower will (a) comply with the funding requirements of ERISA with respect to the Plans for its employees, or will promptly satisfy any accumulated funding deficiency that arises under Section 302 of ERISA; (b) furnish Lender, promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and (c) promptly advise Lender of the occurrence of any Reportable Event or Prohibited Transaction with respect to any such Plan and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participates and will promptly advise Lender: (a) upon its receipt of notice of the assertion against Borrower of a claim for withdrawal liability; (b) upon the occurrence of any event which could trigger the assertion of a claim for withdrawal liability against Borrower; and (c) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

      SECTION 6.12. FINANCING STATEMENTS.FINANCING STATEMENTS. Borrower shall provide to Lender evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and Forms UCC-3, and shall cause to be recorded financing statements on Form UCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other liens in the Collateral (other than as permitted hereby) and to perfect and protect Lender's first priority lien and security interest in the Collateral, as Lender may request.

      SECTION 6.13. FINANCIAL RECORDS.FINANCIAL RECORDS. Borrower shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

     SECTION 6.14. COLLECTION OF ACCOUNTS.COLLECTION OF ACCOUNTS. Borrower shall continue to collect its Accounts in the ordinary course of business.

      SECTION 6.15. PLACES OF BUSINESS.PLACES OF BUSINESS. Borrower shall give thirty (30) days' prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

      SECTION 6.16. BUSINESS CONDUCTED.BUSINESS CONDUCTED. Borrower shall continue in the business presently conducted by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately prior to the Closing Date, or engage in business or lines of business which are not reasonably related thereto.

      SECTION 6.17. LITIGATION AND OTHER PROCEEDINGS.LITIGATION AND OTHER PROCEEDINGS. Borrower shall give prompt notice to Lender of any litigation, arbitration, or other proceeding before any Governmental Authority against or affecting Borrower if the amount claimed is more than $25,000.00

     SECTION 6.18. BANK ACCOUNTS.BANK ACCOUNTS. Borrower shall assign to Lender all of its depository and disbursement accounts into which any proceeds of Accounts are deposited.

      SECTION 6.19. SUBMISSION OF COLLATERAL DOCUMENTS.SUBMISSION OF COLLATERAL DOCUMENTS. Borrower will, on demand of Lender, make available to Lender copies of shipping and delivery receipts evidencing the shipment of goods that gave rise to an Account, medical records, insurance verification forms, assignment of benefits, in-take forms or other proof of the satisfactory performance of services that gave rise to an Account, a copy of the claim or invoice for each Account and copies of any written contract or order from which the Account arose. Borrower shall promptly notify Lender if an Account becomes evidenced or secured by an instrument or chattel paper and upon request of Lender, will promptly deliver any such instrument or chattel paper to Lender.

      SECTION 6.20. LICENSURE; MEDICAID/MEDICARE COST REPORTS.LICENSURE; MEDICAID/MEDICARE COST REPORTS. Borrower will maintain all certificates of need, provider numbers and licenses materially necessary to conduct its business as presently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and services. If required, all Medicaid/Medicare cost reports will be properly filed.

      SECTION 6.21. OFFICER'S CERTIFICATES.OFFICER'S CERTIFICATES. Together with the monthly financial statements delivered pursuant to clause (c) of Section 6.1, and together with the audited annual financial statements delivered pursuant to clause (g) of that Section, Borrower shall deliver to Lender a certificate of its chief financial officer in form and substance satisfactory to Lender setting forth:

            (a) The information (including detailed calculations) required in order to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

            (b) That the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or which is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

      SECTION 6.22. VISITS AND INSPECTIONS.VISITS AND INSPECTIONS. Borrower shall permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours following at least twenty-four hours' prior notice, to visit and inspect the properties of Borrower, and to inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's business, assets, liabilities, financial condition, business prospects and results of operations.


                                  ARTICLE VII

                              NEGATIVE COVENANTS

      Each entity comprising the Borrower covenants and agrees that so long as Borrower may borrow hereunder and until payment in full of the Note and performance of all other obligations of the Borrower under the Loan Documents, Borrower shall not do any of the following without Lender's prior written consent (which consent may be withheld in Lender's sole discretion except as otherwise specified to the contrary in this Article VII):

      SECTION 7.1. BORROWING. BORROWING. Borrower will not create, incur, assume or suffer to exist any liability for Borrowed Money except: (a) indebtedness to Lender; (b) indebtedness of Borrower secured by mortgages, encumbrances or liens expressly permitted by Section 7.3 hereof; (c) accounts payable to trade creditors and current operating expenses (other than for borrowed money) which are not aged more than one hundred twenty (120) days from the billing date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants; (d) borrowings incurred in the ordinary course of its business and not exceeding $150,000.00 in the aggregate outstanding at any one time. Borrower will not make prepayments on any existing or future indebtedness for Borrowed
Money to any Person (other than Lender, to the extent permitted by this Agreement or any subsequent agreement between Borrower and Lender).

     SECTION 7.2. JOINT VENTURES. JOINT VENTURES. Borrower will not invest directly or indirectly in any joint venture for any purpose without the prior written notice to, and the express written consent of, Lender, which consent may be withheld in Lender's sole discretion.

      SECTION 7.3. LIENS AND ENCUMBRANCES. LIENS AND ENCUMBRANCES. Borrower will not create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

      SECTION 7.4. MERGER, ACQUISITION, OR SALE OF ASSETS. MERGER, ACQUISITION, OR SALE OF ASSETS. Borrower will not enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, and will not sell, lease, or otherwise dispose of any of its assets except in the ordinary course of its business.

      SECTION 7.5. SALE AND LEASEBACK. SALE AND LEASEBACK. Borrower will not, directly or indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without the prior written notice to, and the express written consent of, Lender, which consent may be withheld in Lender's sole discretion; provided, however, that in any fiscal year Borrower shall be permitted to enter into any transactions described in this Section 7.5 without obtaiing Lender's prior written consent to long as the aggregate amount involved in such transactions during such fiscal year is lower than Fifty Thousand and No/100 Dollars ($50,000.00).

      SECTION 7.6. DIVIDENDS AND MANAGEMENT FEES. DIVIDENDS AND MANAGEMENT FEES. Borrower will not declare or pay any dividends, purchase, redeem or otherwise acquire for value any of its outstanding stock, or return any capital of its stockholders, nor shall Borrower pay or become obligated to pay management fees or fees of a similar nature to any Person; provided, however, jthat so long as no Event of Default has occurred hereunder, Borrower may make any such dividends or purchase, redeem or otherwise acquire such outstanding stock, return any such capital, or pay any such management fees, so long as doing so would not violate any of the other terms and conditions of this Agreement.

     SECTION 7.7. LOANS. LOANS. Borrower will not make loans or advances to any Person, other than (i) trade credit extended in the ordinary course of its business, (ii) advances for business travel and similar temporary advances in the ordinary course of business to officers, stockholders, directors, and employees.

     SECTION 7.8. CONTINGENT LIABILITIES. CONTINGENT LIABILITIES. Borrower will not assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

      SECTION 7.9. SUBSIDIARIES. SUBSIDIARIES. Borrower will not form any subsidiary, or make any investment in or any loan in the nature of an investment to, any other Person.

      SECTION 7.10. COMPLIANCE WITH ERISA. COMPLIANCE WITH ERISA. Borrower will not permit with respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

     SECTION 7.11. CERTIFICATES OF NEED. CERTIFICATES OF NEED. Amend, alter or suspend or terminate or make provisional in any material way, any certificate of need or provider number without the prior written consent of Lender.

      SECTION 7.12. TRANSACTIONS WITH AFFILIATES.TRANSACTIONS WITH AFFILIATES. Borrower will not enter into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited hereunder. For purposes of the foregoing, Lender consents to the transactions described on SCHEDULE 7.12.

      SECTION 7.13. USE OF LENDER'S NAME.USE OF LENDER'S NAME. Borrower will not use Lender's name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Lender.

      SECTION 7.14. CHANGE IN CAPITAL STRUCTURE.CHANGE IN CAPITAL STRUCTURE. There shall occur no change in Borrower's capital structure as set forth in
SCHEDULE 4.17.

      SECTION 7.15. CONTRACTS AND AGREEMENTS.CONTRACTS AND AGREEMENTS. Borrower will not become or be a party to any contract or agreement which would breach this Agreement, or breach any other material instrument, agreement, or document to which Borrower is a party or by which it is or may be bound.

      SECTION 7.16. MARGIN STOCK.MARGIN STOCK. Borrower will not carry or purchase any "margin security" within the meaning of Regulations U, G, T or X of the Board of Governors of the Federal Reserve System.

      SECTION 7.17. TRUTH OF STATEMENTS AND CERTIFICATES.TRUTH OF STATEMENTS AND CERTIFICATES. Borrower will not furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT

     SECTION 8.1. EVENTS OF DEFAULT. EVENTS OF DEFAULT. Each of the following (individually, an "Event of Default" and collectively, the "Events of Default") shall constitute an Event of Default hereunder:

            (a) A default in the payment of any installment of principal of, or interest upon, the Note when due and payable, whether at maturity or otherwise, which default shall have continued unremedied for a period of five (5) days after written notice thereof from Lender to Borrower;

            (b) A default in the payment of any other charges, fees, or other monetary obligations owing to Lender arising out of or incurred in connection with this Agreement when such payment is due and payable, which default shall have continued unremedied for a period of five (5) days after written notice from Lender;

            (c) A default in the due observance or performance by Borrower of any other term, covenant or agreement contained in any of the Loan Documents, which default shall have continued unremedied for a period of thirty (30) days after written notice from Lender;

            (d) If any representation or warranty made by Borrower herein or in any of the other Loan Documents, any financial statement, or any statement or representation made in any other certificate, report or opinion delivered in connection herewith or therewith proves to have been incorrect or misleading in any material respect when made, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender;

            (e) If any obligation of Borrower (other than its Obligations hereunder) for the payment of Borrowed Money is not paid when due or within any applicable cure period, or such obligation becomes or is declared to be due and payable prior to the expressed maturity thereof, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

            (f) If Borrower makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted by Borrower;

            (g) If Borrower files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property, commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or there is commenced against Borrower any such proceeding which remains undismissed for a period of sixty
(60) days, or any Borrower by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for a Borrower or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days;

            (h) If one or more final judgments against Borrower or attachments against its property not fully and unconditionally covered by insurance shall be rendered by a court of record and shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of ten (10) days;

            (i) A Reportable Event which might constitute grounds for termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan or for the entry of a lien or encumbrance to secure any deficiency, has occurred and is continuing thirty (30) days after its occurrence, or any such Plan is terminated, or a trustee is appointed by an appropriate United States District Court to administer any such Plan, or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, or a lien or encumbrance is entered to secure any deficiency or claim;

            (j) If any outstanding stock of Borrower is sold or otherwise transferred by the Person owning such stock on the date hereof;

            (k) If there shall occur any uninsured damage to or loss, theft or destruction of any portion of the Collateral;

            (l) If Borrower breaches of violates the terms of, or if a default or an event which could, whether with notice or the passage of time, or both, constitute a default, occurs under any other existing or future agreement (related or unrelated) between Borrower and Lender;

            (m) Upon the issuance of any execution or distraint process against Borrower or any of its property or assets;

     (n) If Borrower ceases any material portion of its business operations as presently conducted;

            (o) If any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's discretion, might result in the forfeiture of any property of Borrower to any Governmental Authority, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender;

            (p) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

            (q) Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Collateral.

            (s) There shall occur a material adverse change in the financial condition or business prospects of Borrower, or if Lender in good faith deems itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of the Note, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender.

            (t) PHC, Inc. shall have breached any of its representations, warranties or covenants contained in the Unconditional Guaranty of Payment and Performance of even date herewith, executed in favor of Lender.

      SECTION 8.2. ACCELERATION.ACCELERATION. Upon the occurrence of any of the foregoing Events of Default, the Note shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that, upon the happening of any event specified in Section 8.1.(g) hereof, the Note shall be immediately due and payable without declaration or other notice to Borrower.

      SECTION 8.3.  REMEDIES.REMEDIES.

            (a) In addition to all other rights, options, and remedies granted to Lender under this Agreement, upon the occurrence of an Event of Default Lender may (i) terminate the Loan, whereupon all outstanding Obligations shall be immediately due and payable, (ii) exercise all other rights granted to it hereunder and all rights under the Uniform Commercial Code in effect in the applicable jurisdiction(s) and under any other applicable law, and (iii) exercise all rights and remedies under all Loan Documents now or hereafter in effect, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

                  (i) The right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process, and to exercise all rights and remedies available to Lender with respect to the Collateral under the Uniform Commercial Code in effect in the jurisdiction(s) in which such Collateral is located;

                  (ii) The right to (by its own means or with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (b), without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action;

                  (iii) The right to require Borrower at Borrower's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender;

                  (iv) The right to reduce the Maximum Loan Amount or to use the Collateral and/or funds in the Dominion Account in amounts up to the Maximum Loan Amount for any reason; and

                  (v) The right to relinquish or abandon any Collateral or any security interest therein.

            (b) Borrower agrees that a notice received by it at least five (5) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized marked may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

      SECTION 8.4. NATURE OF REMEDIES.NATURE OF REMEDIES. Lender shall have the right to proceed against all or any portion of the Collateral to satisfy the liabilities and Obligations of Borrower to Lender in any order. All rights and remedies granted Lender hereunder and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.



                                  ARTICLE IX

                                 MISCELLANEOUS

      SECTION 9.1.  EXPENSES AND TAXES.  EXPENSES AND TAXES.

            (a) Borrower agrees to pay, whether or not the Closing occurs, all out-of-pocket charges and expenses incurred by Lender (including, without limitation, the fees and expenses of Lender's counsel) in connection with the negotiation, preparation and execution of each of the Loan Documents; provided, however, that with respect to ther period thorugh and including the Closing, Borrrower shall in no event be required to pay more than the sum of the following amounts incurred by Lender: (i) Six Thousand and No/100 Dollars ($6,000) in legal fees, plus (ii) out of pocket charges and expenses. Borrower also agrees to pay all out-of-pocket charges and expenses incurred by Lender (including the reasonable fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under the Loan Documents.

            (b) Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause (b) shall survive the payment of Borrower's indebtedness hereunder and the termination of this Agreement.

      SECTION 9.2. ENTIRE AGREEMENT; AMENDMENTS.ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof shall be made except in writing executed by the party against whom enforcement is sought.

      SECTION 9.3. NO WAIVER; CUMULATIVE RIGHTS.NO WAIVER; CUMULATIVE RIGHTS. No waiver by any party hereto of any one or more defaults by the other party in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     SECTION 9.4. NOTICES. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice hereunder:

            (a) If to Lender, at:

                  HealthPartners Funding, L.P.
                  c/o HealthPartners Financial Corporation
                  Chevy Chase Metro Building
                  2 Wisconsin Circle, Suite 320
                  Chevy Chase MD 20815
                  Attn:  John K. Delaney, President

            (b)   If to Borrower, at:

                  200 Lake Street, Suite 102
                  Peabody MA 01960
                  ATTN: Ms. Paula Wurts, Chief Financial Officer
                  Telephone:  (508) 536-2777
                  Telecopier:  (508) 536-2677

                  With a copy to:

                  Willie J. Washington, Esq.
                  Choate, Hall& Stewart
                  53 State Street
                  Boston MA 02109
                  Telephone:  (617)248-5095
                  Telecopier: (617) 248-4000

If mailed, notice shall be deemed to be given five (5) days after being sent, if sent by personal delivery or telecopier, followed by a confirmatory mailing, notice shall be deemed to be given when delivered, and if sent by prepaid courier, notice shall be deemed to be given on the next Business Day following deposit with the courier.

      SECTION  9.5.  SEVERABILITY.   SEVERABILITY.  If  any  term,  covenant  or
condition of this Agreement, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the parties hereto shall amend this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner.

      SECTION 9.6. SUCCESSORS AND ASSIGNS. SUCCESSORS AND ASSIGNS. This Agreement, the Note, and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations hereunder without notice to or consent of Borrower.

     SECTION 9.7. COUNTERPARTS. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one instrument.

      SECTION 9.8. INTERPRETATION.INTERPRETATION. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

      SECTION 9.9. SURVIVAL OF TERMS. SURVIVAL OF TERMS. All covenants, agreements, representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection therewith shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loans herein contemplated and the execution and delivery to Lender of the Note, and shall continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full.

      SECTION 9.10. RELEASE OF LENDER.RELEASE OF LENDER. Borrower releases Lender, its officers, employees, and agents, of and from any claims for loss or damage resulting from acts or conduct of any or all of them, unless caused by Lender's recklessness, gross negligence, or willful misconduct.

      SECTION 9.11. TIME.TIME. Whenever Borrower is required to make any payment or perform any act on a Saturday, Sunday, or a legal holiday under the laws of the State of Maryland (or other jurisdiction where Borrower is required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

      SECTION 9.12. COMMISSIONS.COMMISSIONS. The transaction contemplated by this Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause.
Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

      SECTION 9.13. THIRD PARTIES.THIRD PARTIES. No rights are intended to be created hereunder or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

      SECTION 9.14. DISCHARGE OF BORROWER'S OBLIGATIONS.DISCHARGE OF BORROWER'S OBLIGATIONS. Lender, in its sole discretion, shall have the right at any time, and from time to time, without any additional notice to Borrower if Borrower has failed to do so following reasonable notice from Lender, to: (a) obtain insurance covering any of the Collateral as required hereunder; (b) pay for the performance of any of Borrower's obligations hereunder; (c) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and
(d) pay for the maintenance and preservation of any of the Collateral. Expenses and advances shall be added to the Loan, until reimbursed to Lender and shall be secured by the Collateral. Such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default.

      SECTION 9.15. INFORMATION TO PARTICIPANTS.INFORMATION TO PARTICIPANTS. Lender may divulge to any participant it may obtain in the Loan, or any portion thereof, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

      SECTION 9.16. INDEMNITY. Borrower hereby agrees to indemnify and hold harmless Lender, its partners, officers, agents and employees (collectively, "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender
(including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties hereunder, or from the breach of any of the representations or warranties contained in Article IV hereof. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 9.16 shall survive the payment in full of the Obligations and the termination of this Agreement.

      SECTION 9.17. CHOICE OF LAW; CONSENT TO JURISDICTION.CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE NOTE IS COMMENCED BY LENDER IN THE STATE OF MARYLAND OR FEDERAL COURT LOCATED IN THE STATE OF MARYLAND, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS DESCRIBED IN SECTION 9.4 HEREOF.

      SECTION 9.18. WAIVER OF TRIAL BY JURY.WAIVER OF TRIAL BY JURY. BORROWER HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

ATTEST:                             HEALTHPARTNERS FUNDING, L.P.
(Seal)
                          By: HealthPartners Financial
                                   Corporation

By:________________________   By:__________________________
   Edward P. Nordberg, Jr.,               John K. Delaney,
   Secretary                              President



     ATTEST: PHC OF UTAH, INC. (Seal) a Massachusetts corporation


By:________________________   By:________________________________
Name:                         Name:
Title:                              Title:

                               LIST OF EXHIBITS


Exhibit A - Form of Revolving Credit Note

Exhibit B - Form of Lockbox Agreement

Exhibit C - Form of Dominion Account Agreement

Exhibit D - Locations of Collateral

Exhibit E - Form of Legal Opinion

                               LIST OF SCHEDULES

Schedule 1.36     -     Permitted Liens

Schedule 4.1      -     Subsidiaries

Schedule 4.5      -     Litigation

Schedule 4.7      -     Tax Identification Numbers

Schedule 4.13     -     Non-Compliance with Law

Schedule 4.14     -     Environmental Matters

Schedule 4.15     -     Places of Business

Schedule 4.16     -     Licenses

Schedule 4.17     -     Stock Ownership

Schedule 4.19     -     Borrowings and Guarantees

Schedule 4.21     -     Trade Names

Schedule 4.22     -     Joint Ventures

Schedule 7.12     -     Transactions with Affiliates


                                    29374250.12C

                                   SCHEDULE 1.36


PERMITTED LIENS:                     None


                                    SCHEDULE 4.1


SUBSIDIARIES:                             None


                                    SCHEDULE 4.5


LITIGATION:                         None


                                    SCHEDULE 4.7


TAX IDENTIFICATION NUMBERS:         87-0401574


                                   SCHEDULE 4.10


TAX LIABILITIES:                    None



                                   SCHEDULE 4.13


NON-COMPLIANCE WITH LAW:                  None


                                   SCHEDULE 4.14


ENVIRONMENTAL MATTERS:              None

                                   SCHEDULE 4.15


PLACES OF BUSINESS:           4578 Highland Drive, Salt lake City, UT
-------------------
                        Record Owner:  Palmer Wells Enterprises

                        4616 Highland Drive, Salt lake City, UT
                        Record Owner: Scott Hopkinson

    *Additional records kept at Corporate Office at 200 Lake Street, Suite 102,
                                 Peabody, MA 10960

                                   SCHEDULE 4.16


LICENSES:               State of Utah Bureau of Health Facility Licensure


                                   SCHEDULE 4.17


STOCK OWNERSHIP:              PHC, Inc.         100%


                                   SCHEDULE 4.19


BORROWINGS AND GUARANTEES:

                  Alco Capital Resource, Inc. (printer lease)
                  Transnational Leasing Co. (computer lease)
                  Orix Credit Alliance, Co. (phone lease)
                  INAC (finance for insurance premium)
                  Premium Payment Company (finance for insurance premium)


                                   SCHEDULE 4.21


TRADE NAMES:            Highland Ridge Hospital

                                   SCHEDULE 4.22


JOINT VENTURES:                     None


                                   SCHEDULE 7.12


TRANSACTIONS WITH AFFILIATES:

            PDS2 - A d/b/a of PHC, Inc. which operates an Employee Assistance
                  Program
                   out of Highland Ridge Hospital.

EXHIBIT 10.79

                             REVOLVING CREDIT NOTE


$1,000,000.00                                         May  , 1996

       For value received, the undersigned, PHC OF UTAH, INC., a Massachusetts corporation (the "Borrower"), promises to pay, in lawful money of the United States, to the order of HEALTHPARTNERS FUNDING, L.P., a Delaware limited partnership ("Lender"), the principal sum of One Million and No/100 Dollars ($1,000,000.00), or so much thereof as shall be advanced or readvanced and shall remain unpaid under the Loan established pursuant to that certain Loan and Security Agreement of even date herewith by and among the undersigned and Lender (the "Loan Agreement"), plus interest on the unpaid balance thereof, computed on a 360-day basis, at the rate per annum that is set forth in the Loan Agreement. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

      This Note shall evidence the undersigned's obligation to repay all sums advanced by Lender from time to time under and as part of the Loan. The actual amount due and owing from time to time hereunder shall be evidenced by Lender's records of receipts and disbursements with respect to the Loan, which shall be conclusive evidence of that amount.

      Interest hereon shall be payable monthly, in arrears, on the first Business Day of each month hereafter (for the previous month). For purposes hereof, a "Business Day" shall mean any day on which banks are open for business in Maryland, excluding Saturdays and Sundays.

      This Note shall become due and payable upon the earlier to occur of (i) the expiration of the Term, or (ii) any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable. At such time, the entire principal balance hereof and all other fees, costs and expenses, if any, shall be due and payable in full. Lender shall thereupon have the option at any time and from time to time to exercise all of the rights and remedies set forth herein and in the other Loan Documents, as well as all rights and remedies otherwise available to Lender at law or in equity, to collect the unpaid indebtedness hereunder and thereunder. This Note is secured by the Collateral, as defined in and described in the Loan Agreement.

      Whenever any principal and/or interest and/or fee hereunder shall not be paid when due, whether at the stated maturity or by acceleration, interest on such unpaid amounts shall thereafter be payable at a rate per annum equal to two percentage points above the stated rate of interest on this Note until such amounts shall be paid.

      The undersigned and Lender intend to conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated hereby would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law, and any excess shall be promptly credited to the undersigned by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Lender); (b) neither the undersigned nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum interest permitted by applicable law; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate (as defined in the Loan Agreement). All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary herein, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under this Note had been in effect, then the undersigned agrees to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (ii) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

      This Note is the "Note" referred to in the Loan Agreement, and is issued pursuant thereto. Reference is made to the Loan Agreement for a statement of the additional rights and obligations of the undersigned and Lender. In the event of any conflict between the terms hereof and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated herein by this reference to the same extent and with the same force and effect as if they were fully set forth herein, and the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof.

      Each party liable hereon in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (i) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note and all lack of diligence or delays in collection or enforcement hereof, (ii) agrees that Lender and any subsequent holder hereof, at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder, (iii) to the extent permitted by law, waives all exemptions under the laws of the State of Maryland and/or any state or territory of the United States, (iv) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor hereunder or providing for its release or discharge from liability hereon, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due hereunder, and (v) agrees to pay, in addition to all other sums of money due, all cost of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

      No waiver by Lender or any subsequent holder hereof of any one or more defaults by the undersigned in the performance of any of its obligations hereunder shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

      If any term, covenant or condition of this Note, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Note and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the undersigned shall cooperate with Lender to amend this Note so as to effect the original intent of the parties as closely as possible in an acceptable manner.

      No amendment, supplement or modification of this Note nor any waiver of any provision hereof shall be made except in writing executed by the party against whom enforcement is sought.

      This Note shall be binding upon the undersigned and its successors and assigns. Notwithstanding the foregoing, the undersigned may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion.

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS NOTE IS COMMENCED BY LENDER IN THE STATE OF MARYLAND OR FEDERAL COURT LOCATED IN THE STATE OF MARYLAND, THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO THE UNDERSIGNED AT ITS ADDRESS DESCRIBED IN SECTION 9.4 OF THE LOAN AGREEMENT.

      THE UNDERSIGNED HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY THE UNDERSIGNED, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE UNDERSIGNED'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.



      IN WITNESS WHEREOF, the undersigned have caused their authorized officers to execute this Note as of the date first above written.




ATTEST:                             PHC OF UTAH, INC.
(Seal)                        a Massachusetts corporation


By:________________________   By:________________________________
Name:                         Name:
Title:                              Title:



29374251.12A

EXHIBIT 10.80

                 THIS GUARANTY CONTAINS PROVISIONS FOR WAIVER
                                 OF JURY TRIAL


               UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE


      THIS UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (the "Guaranty") dated as of April 15, 1996 by PHC, INC., a Massachusetts corporation with its principal place of business at 200 Lake Street, Suite 102, Peabody, MA 01960,
Attn: Ms. Paula Wurts, Chief Financial Officer (the "Guarantor"), in favor of HEALTHPARTNERS FUNDING, L.P., a Delaware limited partnership with its principal place of business at c/o HealthPartners Financial Corporation, 2001 L Street, N.W., Suite 402, Washington, D.C. 20036, Attn: John K. Delaney, President (the "Lender").

                              W I T N E S S E T H

      WHEREAS, pursuant to a certain Loan and Security Agreement, dated as of the date hereof (as such agreement may from time to time be amended, modified or supplemented, the "Loan Agreement"), by and between PHC of Utah, Inc. d/b/a/ Highland Ridge Hospital (the "Borrower") and Lender, Lender has agreed to make available to Borrower a revolving line of credit in the maximum aggregate principal amount of One Million and No/100 Dollars ($1,000,000.00), or so much thereof as shall be advanced or readvanced from time to time and remain unpaid (the "Loan"); and

      WHEREAS, the Lender is willing to make the Loan under the Loan Agreement but only upon the condition, among others, that the Guarantor shall have executed and delivered to Lender this Guaranty.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. Unless otherwise defined herein, all capitalized terms used in this Guaranty shall have the respective meanings given them in the Loan Agreement.

      2. In order to induce Lender to execute and deliver the Loan Agreement and to make the Loan upon the terms and conditions set forth in the Loan Agreement, and in consideration thereof, the Guarantor hereby unconditionally and irrevocably guarantees to Lender and to its successors, endorsees, transferees and assigns, Borrower's prompt and complete payment when due, whether at the stated maturity, by acceleration or otherwise, of the Obligations, and Borrower's prompt and complete performance of all of its other covenants, obligations and agreements contained in the Loan Agreement.

      3. The Guarantor hereby waives notice of the acceptance of this Guaranty and of the extending of credit as above specified and the state of indebtedness of Borrower at any time, and expressly agrees to any extensions, renewals, accelerations or modifications of such credit or any of the terms thereof, and waives diligence, presentment, demand of payment, protest or notice, whether of non-payment, dishonor, protest or otherwise of any document or documents and notice of any extension, renewal, modification or default and assent to the release, substitution or variation of any collateral which may at any time be held as security for any credit extended to Borrower, all without relieving the Guarantor of any liability under this Guaranty. The obligations of the Guarantor hereunder shall be an unconditional obligation to make prompt payment and performance to the Lender irrespective of the genuineness, validity, regularity or enforceability of any indebtedness or evidence of indebtedness of Borrower to Lender or of other circumstances which might otherwise under the laws of any jurisdiction constitute a legal or equitable discharge of a surety or a guarantor or a bar (in the nature of a moratorium or otherwise) to the enforcement of Lender's rights either (i) against Borrower on all or any part of its Obligations or (ii) under this Guaranty.

      4. Notwithstanding any payment or payments made by the Guarantor hereunder or any setoff or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any collateral security or guarantee or right of offset held by Lender for the payment or performance of the Obligations, nor shall the Guarantor seek any reimbursement from Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing and any other performance due to Lender by Borrower for or on account of the Obligations are paid and satisfied in full. Upon such payment and satisfaction in full, the Guarantor shall be subrogated to all rights of Lender against Borrower or any collateral security or guarantee or right of offset held by Lender for the payment and performance of the Obligations.

      5. Any indebtedness of Borrower now or hereafter owed to or held by Guarantor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to Guarantor if Lender so requests shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      6. This is intended to be and shall be construed as a continuing guarantee and shall remain in full force and effect and can be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns.

      7. In the event that all or any part of the Obligations as aforesaid of Borrower to Lender are not paid when due, the Guarantor hereby guarantees that it will pay to Lender, upon demand therefor, without set-off or counterclaim and without reduction by reason of any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature which are now or may hereafter be imposed levied or assessed by any country, political subdivision or taxing authority, all of which will be for the account of and paid by the Guarantor, and Lender need not first proceed to preserve, utilize or exhaust any other right or remedy against the Borrower or any other guarantor or any security the Lender may have to obtain payment. Such payment will be made in immediately available funds to the Lender's office at c/o HealthPartners Financial Corporation, 2001 L Street, N.W., Suite 402, Washington, D.C. 20036,
Attn: John K. Delaney, President, or at such other place as Lender may designate in writing.

      8. No failure to exercise and no delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

      9. Notice or demand to the parties hereto shall be sufficiently given if in writing and personally delivered, or mailed by registered or certified first class mail, postage prepaid, return receipt requested, or sent by commercial courier against receipt, or by telecopier (with a confirming copy sent by regular mail) to the party intended and at the address or addresses specified in the preamble to this Guaranty. A copy any notice or demand sent to Lender shall also be sent to Shulman, Rogers, Gandal, Pordy & Ecker, P.A., 11921 Rockville Pike, Third Floor, Rockville, Maryland 20852, Attn: Steven M. Curwin, Esq. Any party may designate a change of address by notice in writing to the other parties, such notice to be effective ten (10) days after mailing or delivery as herein provided.

     10. The Guarantor hereby represents, warrants, and covenants to Lender that:

            (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its property, conduct its business as now being conducted and to make and perform this Guaranty and the transactions contemplated hereby, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature and extent of the business conducted by it, or property owned by it, and applicable law require such qualification, except where the failure so to qualify would not have a material adverse effect on the business, operations or financial position of Guarantor.

            (b) The extension, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and will not violate any provision of law or any order of any court or governmental agency or the certificate of incorporation or other incorporating documents or bylaws of Guarantor, or conflict with, or result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor, pursuant to any agreement, indenture or other instrument to which it is a party or by which it may be bound.

            (c) Except as disclosed to Lender in writing prior to the execution hereof, no action, suit, investigation or proceeding is pending or known to be threatened against or affecting Guarantor which, if adversely determined, would have a material adverse effect upon its financial condition or operations.

            (d) It is not in default under any provision of its certificate of incorporation or other incorporating documents, by-laws or stock provisions or any amendment of any thereof or of any indenture relating to borrowed money or agreement to which it is a party or by which it is bound or of any other indenture or of any order, regulation, ruling or requirement of a court or public body or authority by which it is bound which default would have a material adverse effect on the business, operations or financial position of Guarantor.

            (e) No license, consent or approval of, or filing with, any governmental body or other regulatory authority is required for the making and performance of this Guaranty or any instrument or transaction contemplated herein. Guarantor holds all certificates and authorizations of all governmental agencies and authorities required by law to enable it to engage in the business currently transacted by it, except such certificates and authorizations as to which the failure to do so hold would not, in the aggregate, have a material adverse effect on it.

      11. No provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by the Lender.
      12. The obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise fully satisfied, and continue to be effective or be reinstated, as the case may be, if at anytime payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability by reason of applicable bankruptcy laws or any other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantor under the Guaranty.

      13. In addition to its guarantee of Borrower's payment of the Obligations and Borrower's performance of all covenants, obligations and agreements contained in the Loan Documents, the Guarantor shall pay all costs and expenses (including reasonable attorney's fees) paid or incurred by the Lender in connection with the enforcement of this Guaranty.

      14. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR RELATING THERETO.

      15. The Guarantor hereby agrees to execute any and all further documents, agreements, and instruments, and take all further actions, which the Lender shall reasonably request in order to effectuate the effect or further preserve, evidence, perfect or protect the rights purported to be created in favor of Lender hereunder.

      16. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and the Guarantor hereby agrees that the Lender shall have no duty to advise the Guarantor of information known to the Lender regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, the Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, the Lender wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to the undersigned.

      17. This Guaranty may be executed in one or more counterpart copies, each of which shall be an original and all of which together shall constitute one and the same instrument, and it is not necessary that all parties' signatures appear on each counterpart.
      18. If any term, covenant or condition of this Guaranty, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Guaranty and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, the parties hereto shall amend this Guaranty so as to effect the original intent of the parties as closely as possible in an acceptable manner.

      19. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS GUARANTY IS COMMENCED BY LENDER IN THE STATE OF MARYLAND OR FEDERAL COURT LOCATED IN THE STATE OF MARYLAND, THE GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT THE ADDRESS SET FORTH IN THE PREAMBLE TO THIS GUARANTY.

      20. THE GUARANTOR HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE GUARANTOR, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS GUARANTY TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE GUARANTOR'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO GUARANTOR THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.


      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first written above.

ATTEST:                             PHC, INC., a Massachusetts
                                    corporation


                                                     (SEAL)
                                    Name:
                                     Title:


52\HEALTHPA\PHC.12B

EXHIBIT 10.81



                        STOCK PLEDGE AND SECURITY AGREEMENT


Agreement made and entered into as of the 7th day of November, 1995, by and between PHC, INC., a Massachusetts corporation with its principal place of business at 200 Lake Street, Peabody, Massachusetts 01960 ("Pledgor") and LINC ANTHEM CORPORATION, a Delaware corporation, with its principal place of business at 303 East Wacker Drive, Chicago, Illinois 60601 ('Pledgee').

                                    WITNESSETH:

Whereas, Pledgor desires to induce Pledgee to enter into a leasing and/or financing arrangement (hereinafter referred to as the "Financing Agreement") with PHC OF NEVADA, INC. , a Massachusetts corporation (hereinafter referred to as the 'Company' or, hereafter referred to both as 'Pledgor' and as 'Company' if such parties are one and the same); and

Whereas, Pledgor, in order to induce Pledgee to enter into such Financing Arrangement, and to secure the payment and performance of all of Company's obligations under the Financing Arrangement, has agreed to pledge and grant a lien and security interest in all of the securities listed and described in
Section I hereof and Exhibit 'A' hereto.

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions herein contained and the mutual agreements of the parties hereto, Pledgor and Pledgee hereby agree as follows:

1. COLLATERAL. To secure the payment and performance of all Company's obligations and liabilities under the Financing Arrangement and all other obligations and liabilities of the Company and/or the Pledgor to the Pledgee absolute or contingent, due or to become due, direct or indirect, and whether now existing or hereafter and howsoever arising, Pledgor hereby pledges and assigns to Pledgee and grants unto Pledgee a security interest in:

      1.1 The securities described in Exhibit 'A' attached hereto, with stock powers attached thereto , all duly endorsed in blank herewith delivered to Pledgee;

      1.2 Any and all other securities deposited with Pledgee from time to time in accordance with the provisions of Section 3 hereof;

      1.3 Any and all other or additional securities to which Pledgor (without additional consideration) now is, or hereafter may be, entitled by virtue of his ownership of any of the foregoing securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise; and

      1.4 Any and all dividends, distributions and other amounts to which Pledgee is entitled pursuant to the provisions of Section 4 hereof;

Subsections 1.1I through 1.4 above are hereinafter collectively called the "Collateral".

2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Pledgee that:

      2.1 The execution, delivery and performance by Pledgor of this Stock Pledge and Security Agreement will not violate any provision of law, any order of any court or other agency of government, or any indenture agreement or other instrument to which Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of his property or assets, except as contemplated by the provisions of this Stock Pledge and Security Agreement;

      2.2 This Stock Pledge and Security agreement constitutes a legal, valid and binding obligation of Pledgor in accordance with its terms; and

      2.3 As to such of the Collateral deposited with Pledgee on the date hereof, (i) Pledgor is the legal and beneficial owner thereof;, (ii) the same is validly issued, fully paid and nonassessable and is registered in Pledgor's name; (iii) the stock transfer foams attached to the certificates representing such Collateral have duly executed and delivered by Pledgor to Pledgee; and (iv) none of such Collateral is subject to any security interest, pledge, lien or other encumbrance, or adverse claim of any kind whatsoever, except for the interest therein granted to Pledgee hereby.

3. VALUE of Collateral. It is the intent of Pledgor and Pledgee that the Collateral shall have, at all times, a value of not less than the then outstanding unpaid balance due under that certain Secured Promissory Note issued by PHC OF NEVADA, INC. in favor of Pledgee in the original principal amount of $750,000. Pledgor agrees to maintain such value by pledging from time to time pursuant to this Stock Pledge and Agreement and, upon the request of Pledgee, additional cash or securities satisfactory to Pledgee.

4.    STOCK SPLITS, STOCK DIVIDENDS, ETC.

      4.1 In the event that Pledgor, by virtue of Pledgor's ownership of the Collateral now is, or hereafter becomes, entitled (without additional consideration) to other or additional securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend, or otherwise, Pledgor shall:

     4.1.1 Cause the Issuer thereof to deliver to Pledgee the certificates evidencing Pledgor's ownership thereof and hereby authorizes and empowers Pledgee to demand the same from such insurer, and agrees if such certificates are delivered to

                  Pledgor, to take possession thereof in trust for Pledgee and forthwith deliver the same to Pledgee;

     4.1.2 Deliver to Pledgee a stock transfer form with respect to such securities, executed in blank by Pledgor and on which shall be endorsed the guarantee by a banking association acceptable to Pledgee, that the signature on such form is genuine;

     4.1.3 Deliver to Pledgee a certificate, executed by Pledgor and dated the date of such pledge, as to the truth and correctness on such date of the warranties set forth in Subsection 2.3 hereof; and

            4.1.4 Deliver to Pledgee such other certificates, forms and other instruments as Pledgee may request in connection with such pledge.

      4.2 Pledgor agrees that such securities shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security Agreement in the same manner and to the same extent as the securities pledged hereby to Pledgee on the date hereof.

5.    VOTING POWER, DIVIDENDS, SUBSTITUTIONS.   Unless and until an Event of
Default hereunder, shall have occurred    Pledgor shall be entitled to:

      5.1 Exercise all voting powers pertaining to the securities included in the, Collateral for any purpose not inconsistent with, or in violation of, the provisions of this Stock Pledge and Security Agreement, in all corporate matters (unless Pledgee consents thereto) except those which, in Pledgee's sole discretion , may affect the value of the assets owned by the Company or the value of the Collateral including, but not limited to, those related to any merger or consolidation of the Company with any other firm or corporation, reorganization or liquidation of the Company, or mortgage, hypothecation, sale or any other disposition whatsoever by the Company of any of its assets;

      5.2 Collect and receive all cash dividends with respect to such securities paid out of the retained earnings or the current net profits of the issuer thereof.

Pledgee shall be entitled to collect and receive all other dividends and distributions on such securities (whether in stock, cash or other property) received in exchange or substitution for or upon conversion of, such securities and all amounts payable or distributable upon the liquidation, whether voluntary or involuntary, of any issuer thereof. Cash received by Pledgee pursuant to the provisions of this Section 5 may be commingled by Pledgee with its other funds, and shall be non-interest bearing. Pledgor agrees that if it receives any of such dividends, distributions, securities and other amounts to which Pledgee is entitled, it shall take possession thereof in trust for Pledgee and forthwith deliver the same to Pledgee, and agrees that the same shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security Agreement in the same manner and to the same extent as the securities pledged to Pledgee on the date hereof.

6.    DEFAULT AND REMEDIES.

      6.1 The occurrence of any of the following shall constitute an Event of Default hereunder:

     6. 1.1 Any representation or warranty made by Pledgor to Pledgee hereunder, or in any certificate delivered to Pledgee pursuant hereto, or under any other agreement between and Pledgee, shall prove to have been false or misleading in any material respect as of the date on which the same was made; or

     6.1.2 Pledgor shall fail to duly observe or perform any other covenant or agreement made by Pledgor hereunder or under any other agreement made by Pledgor and Pledgee; or

     6.1.3 An Event of Default under the Financing Arrangement shall occur and be continuing; or

     6.1.4 Bankruptcy, reorganization, receivership, insolvency or other similar proceedings shall be instituted by or against Pledgor or all or any part of his property under the Federal Bankruptcy Act or other law of the United States or of any state or other competent jurisdiction and, if against Pledgor, he shall consent thereto or shall fail to cause the same to be discharged within thirty
(30) days.

      6.2 If an Event of Default shall occur and be continuing, Pledgee may, at its option:

            6.2.1 Upon giving notice to Pledgor thereof, cause the securities included in the Collateral to be registered in its name or in the name of its nominee;

            6.2.2 Upon giving notice to Pledgor thereof, exercise all voting powers pertaining to such securities and otherwise act with respect thereto as though Pledgee were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee its proxy and attorney-in-fact with full power of substitution so to do);

            6.2.3 Receive all dividends and all other distributions of any kind whatsoever on all or any of such securities;

     6.2.4 Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to such securities (Pledgor hereby irrevocably constituting and appointing Pledgee its proxy and attorney-in-fact with full power of substitution so to do);

            6.2.5 Sell, assign and deliver the whole, or from time to time, any part of such securities at any broker's board or at any private sale or at public auction, with or without demand for performance, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby are expressly waived) for cash, for credit or for other property , for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its uncontrolled discretion may determine; and

            6.2.6 Exercise any other remedy specifically granted under this Stock Pledge and Security Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

6.3 For the purposes of this Section 6, an agreement to sell all or any part of such securities shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all obligations under the Financing Arrangement may have been paid and performed in full.

6.4 At any sale made pursuant to Subsection 6.2, Pledgee may bid for and purchase, free from any right or equity of redemption on the part of Pledgor (the same being hereby waived and released), any part of or all securities included in the Collateral that are offered for sale and may make payment on account thereof by using any claim then due and payable to Pledgee by Pledgor as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such securities without further accountability therefor.

6.5 Pledgee shall apply the proceeds of any sale of the whole or any part of such securities and any part of such securities and any other monies at the time held by Pledgee under the provisions of this Stock and Security Agreement, after deducting all costs and expenses of collection, sale and delivery (including, without limitation, reasonable attorney's fees and other legal expenses) incurred by Pledgee in connection with such sale, towards the payment of the Company's obligations, accrued and executory, under the Financing Arrangement and any other obligations of the Company and/or Pledgor to Pledgee. Pledgee shall remit any surplus to Pledgor.

6.6 Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of such securities, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

6.7 Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of such securities, under Subsection 6.2 shall operate to divest all right, title, interest, claim and demand, EITHER at law or in equity, of Pledgor in and to such securities so sold, optioned or realized upon, or any part thereof, from, through and under Pledgor.

6.8 Pledgor recognizes that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 as amended (the 'Act), or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, Pledgor agrees that Pledgee may, without the necessity of attempting to cause any registration of the Collateral to be effected under the Act, sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account for investment and not with a view to the, distribution or resale thereof. Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral than would be the case if they were sold at public sale, and that any such private sale shall be deemed to have been made in a commercially reasonable manner.

6.9 Pledgor agrees that without affecting the right of private sale as aforesaid, it will, upon request of Pledgee, if in the opinion of Pledgee's counsel registration of the Collateral or any part thereof is required under the Act, use its best efforts to complete and cause to become effective a registration of the Collateral under the Act, and to take all other actions necessary, in Pledgee's opinion, to enable Pledgee to sell, within ninety (90) days of the commencement of such best efforts, the Collateral pursuant to an effective registration statement under the Act. Such best efforts shall be commenced promptly after request by the Pledgee which may be given at any time on or after the occurrence of an Event of Default hereunder or under the Financing Arrangement and while the same is continuing. All expenses of such registration, including, without limitation, registration and filing fees, blue sky fees, printing expenses, fees and disbursements of counsel for Pledgor and Pledgee, fees and expenses of auditors of Pledgor and Pledgee, and all underwriter, broker or dealer discounts, and all transfer taxes properly attributable to the Collateral, shall be borne by Pledgor who agrees to do all acts and things which are usual and customary in connection with registered offerings of securities, including entering into indemnification agreements with Pledgee and any underwriters. The managing underwriter of any public offering for which any said registration statement is filed shall have the right to impose such conditions on the sale of the Collateral as it shall reasonably deem necessary to protect the underwritten offering, provided such conditions are similarly and proportionately imposed on other shares which may be included in said registration as the result of the exercise of piggyback rights by the holders of such other shares.

7.    PLEDGEE'S OBLIGATIONS, CUSTODIAL AGREEMENT.

      7.1 Pledgee shall have no duty to protect, preserve or enforce rights under any security included in the Collateral other than a duty of reasonable custodial care, of any such security in its possession.

      7.2  Pledgor   understands  and  agrees  that  Pledgee  may  deposit  such securities with a custodian and hereby agrees to pay reasonable fees of any such custodian in connection with its acting as custodian.

8. TERMINATION OF STOCK PLEDGE AND SECURITY AGREEMENT . Upon termination of the Financing Arrangement and the payment in full of all of the obligations secured hereby, Pledgee shall cause to be transferred to Pledgor all of the stock pledged by Pledgor herein and any rights received by Pledgee pursuant hereto (less any portion of same sold, transferred or disposed of pursuant to, and under the circumstances specified in, Section 6 hereof), and this Stock Pledge and Security Agreement shall thereupon be terminated.

9.    Miscellaneous.

      9.1 Pledgor further unconditionally agrees that if Company is in Default under the Financing Arrangement,
      Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to, the exercise by Pledgee of its rights and remedies against the Company under the Financing Arrangement, or otherwise, or against any guarantor of the Company's obligations under same. The obligations of Pledgor under this Stock
      Pledge and Security Agreement shall be absolute and    unconditional, and
shall remain in full force and effect
      without regard to, and shall not be released or discharged or in any way affected by:


     9. 1. 1 The failure of Pledgee to give any notices to which Pledgor is or may be entitled, all of which are hereby waived by Pledgor;

     9.1.2 Any amendment or modification of or supplement to the Financing Arrangement;

            9.1.3 Any exercise or non-exercise of any right, remedy or privilege under or in respect of this Stock Pledge and Security Agreement, the Financing Arrangement or any other agreements, instruments or documents, or the granting of any postponements or extensions for time of payment or other indulgences to the Company or any other person, or the settlement or adjustment of any claim or the release or d discharge or substitution of any person primarily or secondarily liable with respect to the Financing Arrangement;

     9.1.4 The institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against the Company; or

     9.1.5 Any assumption by any third party of the obligations of the Company under the Financing Arrangement, or any assignment by Pledgee referred to in Subsection 9.2.

9.2 Should Pledgee at any time assign any of its rights under the Financing Arrangement, Pledgee may assign its rights under this Stock Pledge and Security Agreement, and may deliver the Collateral or any portion thereof to the assignee who shall thereupon, to the extent provided in the instrument of assignment, have all of the rights of Pledgee hereunder with respect to the Collateral and Pledgee shall, thereafter, be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee. No such assignment, however, shall relieve such assignee of those duties and obligations of Pledgee specified hereunder.

9.3 Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Pledgee's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

9.4 Any modification or waiver of any provision of this Stock Pledge and Security Agreement, or any consent to any departure by Pledgee therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Pledgee hereunder not shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

9.5 Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Stock Pledge and Security Agreement, Pledgor will upon the request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to fully effect the purpose of this Stock Pledge and Security Agreement and to subject to the security interest created hereby any property intended by the provisions hereof to be covered hereby.

9.6 Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and be given by personal delivery or sent by United States first-class mail, postage prepaid, addressed to the party for whom it is intended, at its address as follows:

      To Pledgor:       PHC, INC.
                        200 Lake Street,
                        Peabody, Massachusetts  01960
                        Attention:  Bruce A. Shear

      To Pledgee:                   LINC ANTHEM CORPORATION
                        303 East Wacker Drive, 10th Floor
                        Chicago, Illinois  60601
                        Attn: Treasurer

provided, however, that either party may change its address for purposes of receipt of any such communication by giving ten (10) days' written notice of such chance to the other party in the manner above provided.

9.7 This Stock Pledge and Security Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Illinois in all respects, including matters of construction , validity and performance.

9.8 If any provision of this Stock Pledge and Security Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and, provided further that where the provisions of any such applicable law may be waived, they hereby are waived by Pledgor to the full extent permitted by law to the end that this Stock Pledge and Security Agreement shall be deemed to be valid and binding in accordance with its terms.

9.9 This Stock Pledge and Security Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of Pledgor.

INTENTIONALLY LEFT BLANK.
                                       - 10 -

IN WITNESS WHEREOF, PLEDGOR AND PLEDGEE HAVE CAUSED THIS AGREEMENT TO BE EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.


WITNESS OR ATTEST:      PHC, INC.
                  (PLEDGOR)


                  BY:

                  TITLE:


(PRINT NAME)

                             LINC ANTHEM CORPORATION
                                    (PLEDGEE)

                                    BY:

                                    TITLE:

                                    EXHIBIT "A"


CAPITALIZATION AND STOCKHOLDERS OF: PHC OF NEVADA, INC.

AUTHORIZED:             200,000 SHARES

PAR VALUE: $.01

ISSUED AND OUTSTANDING:   100 SHARES

SHARES HELD BY PLEDGOR:   100 SHARES

STOCK CERTIFICATE NUMBER(S):  #1








PLEDGOR'S INITIALS                                         PLEDGEE'S INITIALS

                                    STOCK POWER


      FOR VALUE RECEIVED, PHC, INC., the undersigned hereby sells, assigns and transfers unto LINC ANTHEM CORPORATION 100 Shares of the common stock of PHC OF NEVADA, INC. (the "Company") represented on the books of the Company by Certificate No. 1 herewith and do hereby irrevocably constitute and appoint attorney to transfer the the said stock on the books of the within named Company with full power of substitution in the premises.


Date:     Nov. 7, 1995                                    PHC, INC.

                              By:

                              Name: BRUCE A. SHEAR

                              Title:       PRESIDENT

A TTESTED IN PRESENCE OF

Exhibit 10.82



                                 TABLE OF CONTENTS



SECTION 1.   SALE OF THE BUSINESS ASSETS...............................2


SECTION 2.  PURCHASE PRICE, ALLOCATION OF PURCHASE PRICE AND ADDITIONAL PAYMENTS
3


SECTION 3.  CLOSING....................................................3


SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER...................3

4.1   CORPORATE EXISTENCE..............................................3
4.2   CORPORATE AUTHORITY..............................................4
4.3   FINANCIAL STATEMENTS.............................................4
4.4   NO VIOLATION OF AGREEMENT........................................4
4.5   REGULATORY COMPLIANCE............................................4
4.6   NON-COMPETITION AND AMENDMENT OF ARTICLES........................4
4.7   LEASES...........................................................4
4.8   INDEBTEDNESS ....................................................5
4.9   CONTRACTS AND COMMITMENTS........................................5
4.10  TAX RETURNS AND PAYMENTS.........................................5
4.11  LITIGATION AND OTHER PROCEEDINGS.................................5
4.12  BROKER...........................................................6
4.13  INSURANCE........................................................6
4.14  NOTICES..........................................................6
4.15  EMPLOYEES........................................................7
4.16  EMPLOYMENT LAWS..................................................7
4.17  COST REPORTS.....................................................7
4.18  BANKRUPTCY, ETC..................................................7
4.19  INFORMATION NOT MISLEADING.......................................8
4.20  AUDITS...........................................................8
4.22  TRADE NAME.......................................................8
4.23  PROPERTY.........................................................8
4.24  PATIENT PAYMENTS.................................................8
4.25  SELLER'S RESPONSIBILITIES........................................8
4.26  CONSULTANTS......................................................9

SECTION 5.  COVENANTS OF SELLER........................................9

5.1   CONDITION OF PERSONAL PROPERTY...................................9
5.2   ACCESS AND PREPARATION OF LICENSE APPLICATION....................9
5.3   ORDINARY COURSE OF BUSINESS......................................9
5.4   COMPENSATION.....................................................9
5.5   INSURANCE........................................................9
5.6   REVIEW OF STAFF.................................................10
5.7   RIGHT OF INSPECTION.............................................10
5.8   DISCHARGE OF OBLIGATIONS........................................10
5.9   PUBLICITY.......................................................10
5.10  POST-CLOSING OPERATION OF CLINIC AND USE OF BUSINESS ASSETS.....10

SECTION 6.  REPRESENTATION AND WARRANTIES OF PURCHASER................10

6.1   ORGANIZATION OF PURCHASER.......................................11
6.2   CORPORATE ACTION BY PURCHASER...................................11
6.3   OPINION OF COUNSEL FOR PURCHASER................................11

SECTION 7.  CONDITIONS TO CLOSING.....................................11

7.1   REPRESENTATION, WARRANTIES AND COVENANTS........................12
7.2   LEASE FOR REAL PROPERTY.........................................12
7.3   THIRD PARTY PAYORS..............................................12
7.4   LICENSES AND APPROVALS..........................................12
7.5   SALE OF BUSINESS ASSETS.........................................12
7.6   INSURANCE.......................................................12
7.7   NO MATERIAL CHANGE..............................................13
7.8   NON-COMPETITION.................................................13
7. 9  PAYROLL.........................................................13
7.10  CONSENTS........................................................13
7.11  FINANCIAL DUE DILIGENCE.........................................13
7.12  CORPORATE AUTHORITY.............................................13
7.13  OPINION OF COUNSEL FOR SELLER...................................13
7.14  CERTIFICATE OF RELEASE..........................................14
7.15  EMPLOYMENT AGREEMENT............................................15

SECTION 8.  NO ASSUMPTION OF LIABILITIES..............................15


SECTION 9.  INDEMNIFICATION...........................................15

9.1   INDEMNIFICATION OF PURCHASER....................................15
9.2   INDEMNIFICATION OF SELLER.......................................15

SECTION 10.  RIGHTS OF TERMINATION AND REMEDIES FOR DEFAULT...........16

10.1  DEFAULT BY SELLER...............................................16
10.2  PURCHASER'S RIGHT TO TERMINATE..................................16
10.3  SELLER'S RIGHT TO TERMINATE.....................................16
10.4  DEFAULT BY PURCHASER............................................17

SECTION 11.  MISCELLANEOUS............................................17

11.1  SURVIVAL........................................................17
11.2  DISCLAIMER OF INTENT TO BECOME PARTNERS.........................17
11.3  ADDITIONAL DOCUMENTS............................................17
11.4  NOTICES.........................................................18
11.5  NON-ASSIGNMENT..................................................18
11.6  SOLE AGREEMENT..................................................18
11.7  SUCCESSORS......................................................19
11.8  CAPTIONS........................................................19
11.9  SEVERABILITY....................................................19
11.10 COUNTERPARTS....................................................19
11.11 NO WAIVER.......................................................19
11.12 ATTORNEY'S FEES AND COSTS.......................................19
11.13 APPLICABLE LAW, JURISDICTION AND VENUE..........................19

                              ASSET PURCHASE AGREEMENT


This  Agreement is made as of this 28 day of October,  1995, by and among Norton
A. Roitman, M.D. ("Dr. Roitman"), an individual residing in the State of Nevada; Clinical Services of Nevada, Inc., a Nevada corporation; and Harmony Healthcare Systems, Inc., a Nevada corporation (collectively, "Seller") located at 2340 Paseo Del Prado, Las Vegas, NV 89102; and PHC, Inc., doing business as Pioneer Healthcare ("Pioneer") and PHC of Nevada, Inc. a wholly-owned subsidiary of Pioneer (collectively "Purchaser"), both of which are Massachusetts business corporations with headquarters at 200 Lake Street, Peabody, Massachusetts. Seller and Purchaser may hereinafter be referred to as the "Parties".

This Agreement is made with reference to the following facts:

      A. Seller owns a business which consists of the operation of an outpatient mental health services facility located at 2340 Paseo Del Prado, Las Vegas, NV 89102, known as Harmony Counseling (the "Clinic"). This business and all of the assets of Seller owned by Seller and used in the operation of the Clinic shall hereinafter be referred to as "the Business Assets";

     B. Seller wishes to sell the Business Assets and Purchaser wishes to buy the Business Assets subject to the conditions herein set forth;

      C. Upon consummation of the transactions contemplated by this Agreement, Purchaser intends to utilize the Business Assets in the provision of outpatient mental health services in Clark County, State of Nevada.

     D. Purchaser wishes to employ Dr. Roitman as Chief Medical Officer of the Clinic, PHC of Nevada, Inc. and as Chief Medical Officer of Pioneer and Dr. Roitman wishes to be so employed;

      E. Purchaser wishes to enter into a lease for the premises presently occupied by the Clinic at 2340 Paseo Del Prado, Las Vegas, Nevada (the "Property") or to enter into a lease for alternative premises acceptable to Purchaser and suitable for operation of the Clinic ("Alternative Premises");

NOW, THEREFORE for and in consideration of the recitals and the mutual covenants herein contained, Seller and Purchaser agree as set forth below:

SECTION 1. SALE OF THE BUSINESS ASSETSSECTION 1. SALE OF THE BUSINESS ASSETS. On the terms and conditions set forth herein, Seller shall sell to Purchaser and Purchaser shall purchase from Seller the Business Assets including, but not limited to, the following:

           1.1 All machinery, equipment, furniture, furnishings, vehicles, computers, telephones, supplies, and all tangible assets (excluding cash or cash equivalents and leased assets), used in connection with the operation of the Clinic, wherever located, as more particularly described in Exhibit A attached hereto, and

           1.2 All of Seller's right, title and interest in, to, or under the contracts, agreements, leases, licenses (excluding Dr. Roitman's medical licenses), permits, approvals, purchase orders and commitments, and any other intangible assets used in connection with the operation of the Clinic, through the Closing Date (as hereinafter defined), which will be acquired by Purchaser as specifically enumerated and more fully described in Exhibit B.

           1.3 All leasehold improvements to the Property which are owned by Seller, as more fully described in Exhibit C, if Purchaser enters into a Lease for the Property.

           1.4 All Accounts Receivable of Seller as they exist on the Closing Date, as more fully described in Exhibit D, subject to the terms of
      Section 2 (a) (iv).

           1.5 All Seller's books, records, files and correspondence, display and promotional material relating to or utilized in connection with the operation of the Clinic, wherever located, through the Closing Date, together with all of the goodwill throughout the world attached to the Clinic, and any other intangibles, including trademarks, corporate names, trade names, all customer lists, consent to the rights to use the telephone numbers and listings pertaining to same, the entire inventory of office, housekeeping, recreation and maintenance supplies, if any. This does not include patient records. However, Purchaser shall be solely responsible for the proper safekeeping, storage and retrieval of all patient records after the Closing.

           1.6 Except as expressly provided herein to the contrary, all other assets, tangible or intangible, wherever located owned by Seller and held or used in connection with the ownership, operation and management of the Clinic, whether or not included in or reflected on the books of Seller or its financial statements.

           1.7  All rights and claims of Seller relating to the Business Assets.

SECTION 2. PURCHASE PRICE, AND ALLOCATION OF PURCHASE PRICE AND ADDITIONAL Payments.

           (a) The purchase price payable by Purchaser to Seller for the Business Assets shall be cash in the sum of Five Hundred and Seventy Five Thousand ($575,000.00) Dollars plus stock as described below (collectively, the "Purchase Price"), which shall be paid as follows:

              (i) Purchaser has deposited in the Client Trust Account of Seller's attorney the sum of Ten Thousand Dollars ($10,000.00) (the "Deposit"), payable to Seller at the Closing (or in other circumstances described in this Agreement);

     (ii) Five Hundred and Sixty Five Thousand ($565,000.00) Dollars in cash payable at the Closing;

              (iii) 75,000 shares of PHC, Inc. Class A Common Stock, subject to the restrictions of Rule 144 of the Securities Act of 1933, at the Closing. (A description of these securities and applicable restrictions have been provided to Seller's counsel).

              (iv)   Additional   payments   upon  the   collection  of  certain
      receivables will be paid to Dr. Roitman in accordance with Exhibit E..

     (b) Allocation of Purchase Price. It is agreed that the purchase price shall be allocated as shown on schedule 2 (b).


SECTION 3. CLOSING. Consummation of this Agreement (the "Closing") shall be held at such place as the Parties may mutually agree upon or through the use of escrow agents, as the parties may agree. The Closing shall take place on or before October 31, 1995 (the "Closing Date"). The Closing is subject to other provisions of this Agreement. Disposition of Purchaser's Deposit is discussed in
Section 10. The Parties may agree in writing to extend the Closing Date without the forfeiture of the Deposit.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER.

As a material inducement to Purchaser to enter into and consummate this Agreement, Seller warrants and represents that:

     4.1 CORPORATE EXISTENCE. Clinical Services of Nevada, Inc. and Harmony Healthcare Systems, Inc., are each corporations duly organized and existing in good standing under the laws of the State of Nevada. Together they have the corporate power to own the Business Assets and to operate the Clinic as now conducted.

                                     EXHIBIT A
           FURNITURE
2 Person Sofa                      2
7' Sofa                             1
Blue Group Chair                   6
Red Group Chair                    25
Green Group Chair                  3
Beige Group Chair                  4
Coffee Table-Oak & Glass           3
Coffee Table-Oak Octagon
Coffee Table-Cherry w/Drawer       1
Bookcase - Oak 4 shelves           2
Bookcase - Oak 5 Shelves           2
Bookcase - Oak 6 Shelves           2
Bookcase - Metal 4'                1
Credenza - Oak                     1
Desk - Oak 6' w/return             1
Desk - Oak 5' 2 Drawer             1
Desk - Oak 5' 4 Drawer             3
U Shape Work Station w/Raised Counter     1
Small Desk w/Shelf                 1
Exc. Desk Chair w/rollers          1
Exc.Desk Chair w/Rollers-Blue      1
Exc.Desk Chair w/rollers - Green   1
Exc.Desk Chair w/rollers - Grey    1
Exc.Desk Chair w/rollers - Red     1
Sec. Chair w/rollers- Beige        1
Sec. Chair w/rollers - Blue               1
Antique Table 23" X 24"            1
Chest                              1
Telephone Stand                    1
Protective Floor Mats              6
Rug- - 5' X 8'                     1
Fi le Cabinet - 2 Drawer Beige     5
File Cabinet - 5 Drawer Legal Beige 2
File Cabinet - 2 Drawer Lateral Beige     1
Storage Cabinet - 6' 2 Door Beige Metal   1
Chair Stand - 5' X 1' X 4'         1
            AUDIO/VISUAL
Symphanic TV/VCR 20"               1
Audio/Visual Cart w/Rollers        1
Audio/Visual 910 w/Cart            1
Marpac sound screen                1
Sound Screen                       1
Easel, Metal Adjustable            1
Chalkboard 3'                 X 4' 1
Chalkboard 4'                 X 4' 2
Chalkboard 4'                 X 5' 2
Chalkboard 5'                 X 6' 1
Radio/Tape Player                  1

           4.2 CORPORATE AUTHORITY. Seller is the sole owner of the Business Assets, and has the full power and authority to enter into and to perform this Agreement. All corporate proceedings necessary to duly authorize the execution and delivery of this Agreement and all related documents (collectively, "the Documents") by the officer or officers executing the same on behalf of Clinical Services of Nevada, Inc. and Harmony Healthcare Systems, Inc. have been taken. The Documents are legal and binding obligations of Seller, enforceable in accordance with their terms and conditions applicable to Seller.

           4.3 FINANCIAL STATEMENTS. Seller has delivered to Purchaser Income Statements and Balance Sheets for the Business for the calendar years ending December 31, 1992 through 1994 and monthly from January 1, 1995 through August 31, 1995 (the "Financial Statements"). The Financial Statements have been prepared on a consistent basis and fairly represent the financial condition of Seller at the stated dates and the results of operations of the Seller for such periods. If the Closing Date is extended, financial statements will be provided for the most recent month's end.

           4.4 NO VIOLATION OF AGREEMENT. The execution and delivery of this Agreement and/or the consummation of the transactions contemplated herein will not violate or result in a breach of any condition of the Articles of Incorporation or the Bylaws, or violate or result in a breach of any condition of any agreement, lease, contract, judgment, decree, statute, rule or regulation applicable to Seller, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Business Assets.

           4.5 REGULATORY COMPLIANCE. To the best knowledge of Seller, the Business Assets are, have been and will be at the Closing Date, in compliance with all applicable federal, state and local laws, ordinances, codes, regulations and requirements.

     4.6 NON-COMPETITION AND AMENDMENT OF ARTICLES. Seller shall execute a Non-Competition Agreement in favor of Purchaser in the form attached hereto as Exhibit P. Clinical Services of Nevada, Inc. and Harmony Healthcare Systems, Inc. shall file amended Articles of Incorporation with the Office of the Secretary of State of Nevada concurrent with the Closing to effect name changes for each of the corporations. Purchaser shall have the right to approve these new names; such approval shall not be unreasonably withheld.

           4.7 LEASES. Except for the Property and as otherwise listed on Exhibit F, Seller owns all assets which are necessary to operate the Clinic. Seller does not lease any personal property, equipment or fixtures used in the conduct of the Clinic, except as shown in the schedule attached hereto as Exhibit F. Seller is not in default under any of those leases, and the same are fully assignable to Purchaser, except as otherwise indicated in Exhibit F.

           4.8 INDEBTEDNESS. To the best of Seller's knowledge, Seller has no indebtedness, contingent or otherwise, which is not set forth in Exhibit G, and in Section 4.11.

           4.9  CONTRACTS AND COMMITMENTS.

           (a) Seller has no purchase commitments extending beyond the Closing Date which are in excess of the normal, ordinary, and usual requirements of the operation of the Clinic or at any excessive price;

           (b) Seller has no collective bargaining or employment agreements, nor any agreements that contain any severance or termination pay liabilities or obligations, other than listed on Exhibit H.
            (c) Seller has no bonus, deferred compensation, profit sharing, or retirement arrangement, whether legally binding or not, nor does it presently pay any pension, deferred compensation, or retirement allowance to anyone other than those listed in Exhibit H;

           (d) Seller has no employees except as shown in Seller's most recent payroll record attached hereto as Exhibit I to whom it pays compensation, and

           (e) Seller does not pay any compensation, vacation, sick day allowances or other benefit programs to any of its employees which is not disclosed in Exhibit I.

           4.10 TAX RETURNS AND PAYMENTS. All federal, state and local tax reports and returns required to have been filed by Seller have been filed. Seller has paid or withheld all federal, state and local taxes which were due and payable or required by law to have been withheld, respectively, to the date hereof, except those which are being contested in good faith by an appropriate proceeding. There are no unpaid assessments of federal or state income taxes or other federal, state or local taxes against Seller. To the best of Seller's knowledge, Seller has made adequate provisions for all taxes, assessments, fees, penalties, interest, and all other governmental charges which were, or may become, payable with respect to it at any time as a result of events occurring on or before the Closing Date, which will in any way affect the licensure or operation of the Clinic or ownership of the Business Assets by Purchaser.

           4.11 LITIGATION AND OTHER PROCEEDINGS. Except as otherwise described herein, to the best of Seller's knowledge there is no litigation, arbitration, or other legal proceeding or administrative proceeding pending or threatened against the Clinic, the Business Assets or Seller's leasehold interest in the Property, or the Property which might affect the operation of the Clinic or the Business Assets, or its authorization to operate as an outpatient mental health clinic or employee assistance program under the applicable provisions of Nevada or federal law. Purchaser hereby acknowledges that a former employee of Seller filed an age-discrimination claim against Seller with the EEOC, which investigated the claim and took no action against Seller. That employee may file a wrongful termination action against Seller, which Seller would have to defend at its expense. Seller believes there is no merit to any such action. Purchaser further acknowledges that there is one pending workers' compensation claim which shall be the responsibility of Seller to the extent not paid by SIIS. Seller is not in default in any respect of any order or any decree or rule of any court or governmental authority which may have jurisdiction over Seller, the Property or the Business Assets. Seller possesses all permits and licenses necessary for the operation of the Clinic, and otherwise operates the Clinic in material compliance with all applicable laws, regulations, and ordinances.

           4.12 BROKER. No broker, finder or agent has been engaged by Seller or Purchaser in regard to the sale of the Business Assets, and each Party hereby indemnifies the other and holds the other free and harmless from and against any and all claim or liability for any such fee as well as any related, reasonable attorneys' fees and costs of litigation.

           4.13 Insurance. Seller has continuously maintained insurance for professional liability for Dr. Roitman and several additional clinicians, and has monitored professional liability insurance coverage for other clinical staff employees, and for general liability for the Clinic and for its interest in the Property, since 1990.

           4.14  NOTICES.   Seller is not aware of and has not received any
      communications from any insurance companies, governmental agencies or from any other parties of

           (1) any conditions, defects or inadequacies with respect to the Property or the Business Assets (including health hazards, state or local notices relating to health care licensing, certificate of need status, or dangers, nuisance or waste, which, if not corrected, would result in termination of insurance coverage or increase its cost)

           (2) any violations of building codes and/or zoning ordinances or other governmental laws, regulations or orders with respect to the Property or the Business Assets, pending or threatened condemnation proceedings with respect to the Property, or any other modification of the zoning classification, or of any building or environmental code requirements applicable to the Property or any part thereof.

           Seller shall immediately notify Purchaser of any violations or conditions of which Seller receives notice prior to Closing (whether written or oral).

           4.15 EMPLOYEES. Exhibit I lists all employees of Seller or of any affiliate of Seller currently employed in the operation and/or maintenance of the Business Assets. Exhibit J sets forth as of the date of this Agreement a complete list and description of all fringe benefits, including hospitalization insurance, accident and health insurance, disability insurance, death insurance, vacation policies, meals and lodging policies and parking policies along with true, correct and complete copies of all contracts and disclosures related thereto. Exhibit J also sets forth as of the date of this Agreement a complete list and description of all pension, retirement, incentive or other similar arrangements or properties to which Seller is bound along with complete copies of such documents, arrangements or plans.

           4.16 EMPLOYMENT LAWS. To the best of Seller's knowledge, Seller has complied in all material respects with all applicable state and federal laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws and regulations related to employment of employees and agents of the Seller and the usage of the Business Assets. There are no arrearages in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations other than in the ordinary course of business. There are no contractual impediments to termination of service of any of Seller's employees, except that certain notice requirements may apply, as disclosed on Exhibit H.

           4.17 COST REPORTS. All rate setting forms or cost reports which Seller has been required to file as of the Closing Date with any state or federal authority or other third party payor have been timely filed and accurately reflect the patient census and costs of the operation of the Clinic.

           4.18 BANKRUPTCY, ETC. No bankruptcy, insolvency, petition for dissolution, rearrangement or similar action involving the Business Assets, whether voluntary or involuntary, is pending or threatened, and Seller has not:

           (a)  filed a petition for dissolution;

           (b)  filed a voluntary petition in bankruptcy;

           (c) been adjudicated as bankrupt or insolvent or filed a petition or action seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws;

     (d) sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of the Business Assets, or any portion thereof; or

           (e) made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due.

           Seller is not anticipating or contemplating any of the actions set forth in (a) through (e) of this subsection prior to the Closing Date.

           4.19 INFORMATION NOT MISLEADING67. All the information concerning Seller, the Business Assets and the Property and all reports, contracts, or other items obtained by Purchaser from Seller or Seller's representatives pursuant to this Agreement are true, complete and correct in all material respects and fairly present the information set forth in a manner that is not misleading and Seller has not omitted any material information required to be included in order to make the information furnished by Seller not misleading.

           4.20 AUDITS. There have been no Medicaid, Medicare or private insurance audits within the 36 months preceding the date of this Agreement and Seller has not been informed of any recoupment claims.

           4.22 TRADE NAME. Seller represents, warrants, and covenants that Seller has taken the necessary legal and administrative actions to obtain (and, to its best knowledge Seller has obtained and now possesses) the exclusive right in Clark County, State of Nevada, to use the trade names Harmony Counseling, Harmony Healthcare Systems, and Clinical Services of Nevada, and Seller has not granted and will not grant to any other person, firm, or corporation, except Purchaser, the right to use those trade names. Purchaser acknowledges that it will have to meet various fictitious business name filing requirements after Closing to use the trade names.

     4.23 PROPERTY. Seller leases the Property on a month to month basis with the exception of Bldg. D Plazas Office Park, Suite 207,208, Las Vegas, NV 89102, as previously disclosed to Purchaser.

     4.24 PATIENT PAYMENTS. There are no advances or pre-payments made by clients for services to be rendered after the Closing Date by Seller.

           4.25 SELLER'S RESPONSIBILITIES. Except as otherwise provided in this Agreement Seller shall remain responsible for all pre-Closing liabilities, including but not limited to, the payment of compensation of the employees of the Clinic including any and all accrued benefits and the amounts payable for same, for the period prior to the Closing Date. The accounts receivable shall remain the property of Seller for the period prior to the Closing Date. Any accounts receivable collected by Seller after the Closing Date will be the property of Purchaser subject to the provisions of Section 2 (a) (iv).

           4.26 CONSULTANTS. There are no consultants (including therapists, counselors, attorneys and accountants) of Seller currently employed in the operation and/or maintenance of the Business Assets, other than as shown on Exhibit K attached hereto. Exhibit K contains an accurate list of the most recent payments to each of the consultants.

SECTION 5.  COVENANTS OF SELLER.

           5.1  CONDITION OF PERSONAL PROPERTY
           . Seller represents and warrants that, subject to ordinary wear and tear, all equipment, appliances and machinery of the Clinic shall be in good working order and repair at the Closing Date.

           5.2 ACCESS AND PREPARATION OF LICENSE APPLICATION. Seller agrees to use its best efforts to assist Purchaser in making application for all necessary licenses and permits required for the operation of the Clinic by Purchaser as a treatment program for outpatient mental health services. Seller will provide whatever access, materials, expertise and information reasonably requested and available to Seller in connection with any licensing or permitting authority review. Seller will cooperate with any efforts of Purchaser to obtain contracts with or certification by any third party payor or insurer. Until Purchaser has obtained all necessary licenses, contracts and certifications, Seller will allow Purchaser to operate under Seller's license and certifications to the extent allowable by law for six (6) months after the Closing Date. In addition, Purchaser shall be entitled to use Dr. Roitman's Nevada medical license in its operation of the Clinic as delineated in Exhibit P attached hereto. Seller makes no representation or warranty whatsoever as to Purchaser's right or ability to operate as stated and/or to obtain contracts with or certification by any third-party payor or insurer.

           5.3 ORDINARY COURSE OF BUSINESS. From the date hereof to the Closing Date, Seller shall conduct its operation of the Clinic only in the ordinary course thereof, will take all necessary action to preserve the goodwill and operation of the Clinic, and will make no material change in the operation of the Clinic nor enter into any material contract creating an obligation binding on Purchaser after the Closing in excess of $500.00 or incur any material liability without the written consent of Purchaser, which consent shall not be unreasonably withheld.

           5.4 COMPENSATION. From the date hereof through the Closing Date, except with prior written consent of Purchaser, Seller will not increase any salary or other form of compensation payable, or to become payable, to any of its employees or make any other severance or retirement arrangement with any such employees.

           5.5 INSURANCE. From the date hereof through the Closing Date, Seller shall maintain insurance on the Clinic at the same levels as was maintained on the date hereof.

           5.6 REVIEW OF STAFF. Seller shall allow Purchaser an opportunity to review the credentials and employment histories of all current staff of the Clinic upon execution of this Agreement. This review shall be limited to the written materials now within the possession and control of Seller and shall not disrupt the normal business operations of the Clinic. With prior consent of Seller, not to be unreasonably withheld, Purchaser may conduct interviews with all current staff of the Clinic.

           5.7 RIGHT OF INSPECTION. Prior to Closing, Purchaser and its officers, employees, attorneys and agents shall be entitled during normal business hours, to inspect the properties, books, documents and records relating to the Business Assets, and to make copies of the same, and Seller agrees to furnish such information within Seller's possession and control relating to Seller and the Business Assets as Purchaser reasonably may request and to permit Purchaser and such persons to consult with the officers, employees, attorneys and agents of Seller for the purpose of determining the accuracy of the covenants, representations and warranties made herein. Seller shall cooperate with Purchaser as necessary and reasonable to insure a smooth transition of ownership of the Clinic.

           5.8 DISCHARGE OF OBLIGATIONS. On or before the Closing Date, Seller shall discharge and obtain releases with respect to all outstanding security interests in the Business Assets and any liens and mortgages on the tangible personal property of the Clinic, except that Purchaser will assume the liability for leased assets used in the operation of the Clinic as listed on Exhibit B and Seller shall have no obligation to obtain releases of the lessors' interests in such assets.

           5.9 PUBLICITY. All press releases, filings and other publicity concerning the transactions contemplated hereby will be jointly coordinated and will be subject to review and approval by both Seller and Purchaser, such approval not to be unreasonably withheld or delayed. In addition, both parties have executed a Confidentiality Agreement, which is attached as Exhibit L.

           5.10 POST-CLOSING OPERATION OF CLINIC AND USE OF BUSINESS ASSETS. Purchaser hereby acknowledges that Seller has not made and does not make any warranty or representation whatsoever as to Purchaser's success in Purchaser's operation of the Clinic and/or Purchaser's use of the Business Assets after the Closing Date, and Purchaser is not relying on any such alleged warranty or representation by Seller (or any of them) in executing the Document or in consummating this purchase transaction.

SECTION 6. REPRESENTATION AND WARRANTIES OF PURCHASER. As a material inducement to Seller to enter into and consummate this Agreement, Purchaser warrants and represents that:

           6.1 ORGANIZATION OF PURCHASER. Purchaser is a corporation duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts.

           6.2 CORPORATE ACTION BY PURCHASER. Purchaser has full power and authority to enter into and perform its obligations under this Agreement and the Documents, and all corporate proceedings necessary to duly authorize the execution and delivery of the Documents by the officer or officers executing the same on Purchaser's behalf have been taken and these Documents are the legal and binding obligations of Purchaser, enforceable in accordance with their terms and conditions applicable to Purchaser.

           6.3 OPINION OF COUNSEL FOR PURCHASER. Five days prior to the Closing Date, Purchaser shall provide to Seller an opinion from counsel to Purchaser, satisfactory to Seller's counsel, to the effect that;

           (a) Purchaser has the full corporate power and authority to execute and deliver the Documents to be executed by Purchaser.

           (b)  That  the  transaction  is  in  compliance  with   Massachusetts
      corporate and securities laws and federal securities laws.

           (c) The execution, delivery and performance of Purchaser's obligations under the Documents have been duly authorized by all requisite corporate actions of Purchaser and the Documents have been (or will be, at Closing) duly executed and delivered by Purchaser.

           (d) The Documents are legal, valid and binding obligations of Purchaser and are enforceable against Purchaser in accordance with their respective terms, except as limited by general equity principles (whether considered in a proceeding at law or at equity) and by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally.

           (e) To the best knowledge of counsel after due inquiry, the execution and delivery by Purchaser of the Documents and the consummation by Purchaser of the transactions contemplated hereby will not be or result in a violation of any statute or regulation of any governmental authority or of any decree, order, or judgment and will not be or result in a violation or constitute a default or ground for revocation under any contract, agreement, indenture, license or instrument known to such counsel to which Purchaser is a party or by which Purchaser is bound.


SECTION 7. CONDITIONS TO CLOSING. Purchaser shall not be obligated to purchase the Business Assets nor is it bound by any of the terms of this Agreement until all of the following conditions are met, any one or all of which may be waived by Purchaser.

           7.1 REPRESENTATION, WARRANTIES AND COVENANTS. The representations and warranties of Seller contained in this Agreement shall be true in all material respects at and through the Closing as though such representations and warranties were made on that date and Seller shall have performed all covenants and agreements on its part required to be performed on or before the Closing Date which are specifically authorized or contemplated by this Agreement. The provisions of this Section 7.1 shall apply also as a condition precedent to Seller's obligation to consummate this transaction by substituting the term "Purchaser" for "Seller" in the foregoing sentence.

           7.2 LEASE FOR REAL PROPERTY. Purchaser shall have executed a valid, legally enforceable lease for the Property or for Alternative Premises, upon terms acceptable to Purchaser (the "Lease Agreement"). Said Lease Agreement shall provide occupancy rights to Purchaser effective as of the Closing Date on terms acceptable to Purchaser, including, but not limited to, Purchaser's use of the premises as an outpatient mental health Clinic and related offices. Purchaser shall not unreasonably reject the Lease Agreement or delay in locating alternative suitable space. If an acceptable Lease Agreement is not obtained, or alternative suitable space is not located by October 10, 1995, then either party may exercise its rights under Section 10.2 or Section 10.3, as the case may be. Purchaser shall be obligated to use timely and good faith efforts to obtain timely an effective Lease Agreement.

           7.3 THIRD PARTY PAYORS. Purchaser shall have satisfied itself independently of Seller's documentation that there will be adequate insurance and third party payor reimbursement available for patients who will be treated for mental health services by the Clinic as intended to be operated by Purchaser.

           7.4 LICENSES AND APPROVALS. Purchaser shall have obtained all necessary licenses, permits and approvals to occupy the Property or Alternative Premises and have made application for all necessary licenses, permits and approvals to operate said premises as an outpatient mental health clinic .

           7.5 SALE OF BUSINESS ASSETS. Seller shall deliver to Purchaser at Closing the Bill of Sale in the form attached hereto as Exhibit M, an Assignment of Intangible Rights in the form attached hereto as Exhibit N, and an Assignment and Assumption Agreement in the form attached hereto as Exhibit O, and any other forms of documentation reasonably requested by Purchaser and appropriate to this transaction.

           7.6 INSURANCE. Purchaser shall have obtained general and professional liability insurance coverage in amounts Purchaser deems necessary to operate the Clinic as an outpatient mental health Clinic. If Seller does not continue coverage under Dr. Roitman's current medical malpractice policy Seller shall provide evidence to Purchaser that it has purchased the requisite "tail" insurance policy to cover Dr. Roitman for any outstanding or latent claims which may arise as a result of its operation of the Clinic prior to the Closing Date.

           7.7 NO MATERIAL CHANGE. The business or financial condition of the Clinic and or any of the Business Assets shall not have been, or shall not be threatened to be, adversely affected in any way as a result of fire, explosion, earthquake, disaster, accident, labor trouble or dispute, any action by the United States or any other governmental authority, civil disturbances, uprising, activity of armed forces, or Act of God or public enemy which has not been disclosed or provided for in this Agreement.

           7.8 NON-COMPETITION. Seller shall have executed a Non-Competition Agreement in substantially the same form as Exhibit P attached hereto.

           7. 9 PAYROLL. At the Closing, Purchaser shall be provided by Seller with a copy of the most recent payroll register for the Clinic with evidence that all employees of Seller have been compensated as provided in this Agreement up to the Closing Date.

           7.10 CONSENTS. At the Closing, Seller will furnish to Purchaser a written consent to Purchaser's assumption and use of any and all tradenames, trademarks, goodwill and other Business Assets referred to in
      Section 1 in a form provided by Purchaser and approved by Seller.

           7.11 FINANCIAL DUE DILIGENCE. Purchaser shall have been allowed by Seller to conduct financial due diligence with respect to Seller's detailed business records for the thirty-six month period prior to the execution date of this Agreement.

           7.12 CORPORATE AUTHORITY. Seller shall have complied fully with the laws of the State of Nevada applicable to Seller and relevant to the transactions contemplated herein. Seller shall provide to Purchaser a copy of the necessary corporate procedures to duly approve the execution, delivery and performance of the Documents by Seller. The provisions of this Section 7.12 shall apply also as a condition precedent to Seller's obligation to consummate this transaction by interchanging the words "Seller" and "Purchaser" in the preceding sentences.

           7.13 OPINION OF COUNSEL FOR SELLER. Purchaser shall have received from counsel to Seller, at least five (5) days prior to the Closing Date, a written opinion letter (which shall be limited to the laws of Nevada), satisfactory to Purchaser and Purchaser's counsel, addressed to Purchaser in form and substance to the effect that:

           (a) Seller has the full corporate power and authority to execute and deliver the Documents to be executed by Seller.

           (b) The execution, delivery and performance of Seller's obligations under the Documents have been duly authorized by all requisite corporate actions of Seller and the Documents, have been (or will be, at Closing) duly executed and delivered by Seller.

           (c) The Documents are legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their respective terms, except as limited by general equity principles (whether considered in a proceeding at law or at equity) and by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally.

           (d) To the best knowledge of counsel after due inquiry, the execution and delivery by Seller of the Documents and the consummation by Seller of the transactions contemplated hereby will not be or result in a violation of any statute or regulation of any governmental authority or of any decree, order, or judgment and will not be or result in a violation or constitute a default or ground for revocation under any contract, agreement, indenture, license or instrument known to such counsel to which Seller is a party or by which Seller is bound.

           (e) The shareholders of Seller have approved the transfer of the Business Assets by Seller to Purchaser pursuant to this Agreement.

           (f) To the knowledge of counsel after due inquiry, Seller is not a party to any pending litigation or any proceeding before any court or government department or agency which might affect the subject transaction, and such counsel does not know of any such threatened litigation or proceeding against Seller, except as disclosed in Section 4.11.

           7.14 CERTIFICATE OF RELEASE. As soon as available after Closing Seller shall provide a Certificate of Release from the Nevada Employment Development Department stating that as of the Closing Date, no contributions, interest, or penalties are due to the Employment Development Department from the Seller. In all events Seller shall be and remains liable for all such contributions, interest or penalties if due.

           In the event the foregoing conditions precedent cannot be satisfied in accordance with their stated terms or, if sooner, prior to the Closing Date, and such unsatisfied conditions are not waived by the party entitled to the benefit of same, this Agreement shall be null and void, and the Deposit shall be subject to disposition under Section 10. Purchaser shall use its best efforts in good faith to bring about the fulfillment of all conditions within its control set forth in this Section 7. Without waiving any rights with respect to representations, warranties and covenants made by Seller in this Agreement, Purchaser agrees that by proceeding with the Closing, all conditions precedent to the obligations of Purchaser have been met to Purchaser's satisfaction.

     7.15 EMPLOYMENT AGREEMENT. Purchaser shall enter into an employment agreement with Dr. Roitman as Chief Medical Officer of the Clinic and Chief Medical Officer of PHC of Nevada. This is a separate agreement and is attached hereto as Exhibit Q, (the "Employment Agreement"). Seller's obligations to consummate this transaction are dependent on execution of the Employment Agreement by Purchaser and Dr. Roitman.

SECTION 8. NO ASSUMPTION OF LIABILITIES. Except as specifically provided to the contrary in this Agreement, Purchaser shall not assume any liabilities of any kind or nature of Seller or any liabilities of any kind or nature arising out of the business conducted with respect to the Business Assets through the Closing Date. Seller shall not assume any liabilities of any kind or nature of Purchaser (including without limitation, liability of Purchaser arising from or related to the transactions contemplated by this Agreement) or any liability of any kind or nature arising out of the business conducted with respect to the Business Assets after the Closing Date.

SECTION 9.  INDEMNIFICATION.

           9.1 INDEMNIFICATION OF PURCHASER. Seller hereby indemnifies and holds Purchaser, its directors, officers, employees and agents harmless from:

              (i) Except as specifically provided to the contrary in this Agreement, any and all liabilities and obligations or claims against Seller, and from all liabilities and obligations or claims arising out of the operation of the Clinic through the Closing Date, including, but not limited to, any and all liabilities, obligations, claims, fines, penalties or similar charges levied upon the Clinic due to the non-compliance of Seller prior to the Closing Date with any applicable federal, state and local laws, ordinances, codes, regulations and requirements;

              (ii) Any actual damage, loss, cost or expense arising out of the breach of warranty, misrepresentation, or nonfulfillment of any agreement on the part of the Seller under this Agreement;

              (iii) With respect to all actions, suits, proceedings, demands, assessments, judgments, costs and expenses connected with the foregoing including without limitation reasonable attorney's fees and expenses.

           9.2 INDEMNIFICATION OF SELLER. Purchaser shall indemnify and hold Seller, its directors, officers, employees and agents harmless from:

              (i) Any and all liabilities, obligations or claims, arising out of the conduct of the business after the Closing Date by the Purchaser, including, but not limited to, any and all liabilities, obligations, claims, fines, penalties or similar charges levied upon the Clinic or the new subsidiary of Purchaser which will operate the Clinic after Closing, PHC of Nevada, Inc., due to the non-compliance of Purchaser with any applicable federal, state and local laws, ordinances, codes, regulations and requirements;

              (ii) Any actual damage, loss, cost or expense arising out of the breach of any warranty, misrepresentation, or nonfulfillment of any agreement on the part of Purchaser under this Agreement; and

              (iii) With respect to all actions, suits, proceedings, demands, assessments, judgments, costs and expenses connected with the foregoing, including without limitation reasonable attorney's fees and expenses.

              The foregoing shall not be applicable to any actions or inactions on the part of Dr. Roitman arising from Dr. Roitman's relationship to Purchaser after the Closing.

SECTION 10.  RIGHTS OF TERMINATION AND REMEDIES FOR DEFAULT67.

           10.1 DEFAULT BY SELLER. In the event that all of the conditions precedent set forth in Section 7 of this Agreement have been satisfied or waived by Purchaser on or prior to the Closing Date and Purchaser is ready, willing and able to proceed with the Closing, but Seller is unable, unwilling or refuses to consummate the Closing in accordance with the terms and conditions of this Agreement, or in the event that Seller is otherwise in breach of this Agreement, then the Deposit shall be returned to Purchaser. Purchaser shall also have the right to pursue all other remedies available at law or equity.

           10.2 PURCHASER'S RIGHT TO TERMINATE. If any one or more conditions set forth in Section 7 has not been fulfilled or satisfied through no fault of Purchaser or waived in writing by Purchaser on or prior to the Closing Date, then Purchaser, at its option, may terminate this Agreement, effective upon the receipt by Seller of written notice of such termination. In the event of any such termination of this Agreement, all of Seller's and Purchaser's obligations hereunder shall terminate without further loss, cost, damage, claim, right or remedy in favor of any Party, and none of the Parties hereto shall have any further liability or responsibility to the other without the need to exchange releases to confirm same. In addition Purchaser shall be entitled to a refund of the Deposit, unless Section, 10.3 applies.

           10.3 SELLER'S RIGHT TO TERMINATE. In the event that Purchaser is unable to close by November 15, 1995, through no fault of Seller, Seller shall be entitled to terminate the transaction and retain the Deposit. However, if the condition set forth in Section 7.2 is not satisfied and Purchaser has made good faith and timely efforts to obtain a Lease Agreement, and that is the cause of Purchaser's inability to close by November 15, 1995, then Seller or Purchaser may terminate this transaction and upon such termination Purchaser shall be entitled to the refund of its Deposit. In the event of a termination of this transaction under this
      Section 10.3, all of Seller's and Purchaser's obligations hereunder shall terminate without further loss, cost, damage, claim, right or remedy in favor of any Party, and none of the Parties hereto shall have any further liability or responsibility to the other without the need to exchange releases to confirm same.

           10.4 DEFAULT BY PURCHASER. In the event that all of the conditions precedent to Seller's performance have been satisfied or waived by the Closing Date, and Seller is ready, willing and able to proceed with the Closing and Purchaser fails to complete the transactions contemplated in this Agreement, which failure is due exclusively to the unwillingness, inability or refusal of Purchaser to fulfill its obligations at such Closing, other than pursuant to Purchaser's right to terminate under any provision of Section 10.2 or 10.3, or in the event that Purchaser is otherwise in material breach of this Agreement then Seller may terminate this Agreement and retain the Deposit thereon. Seller shall also have the right to pursue all other remedies available at law or equity.

SECTION 11.  MISCELLANEOUS.

           11.1 SURVIVAL.  Except as otherwise specified in this Agreement,  all
      representations,   warranties   and  covenants  of  Seller  and  Purchaser
      contained herein shall survive the Closing.

           11.2 DISCLAIMER OF INTENT TO BECOME PARTNERS. The parties hereto, by executing this Agreement, do not intend to become partners.

           11.3 ADDITIONAL DOCUMENTS. Purchaser and Seller will, at any time before, at or after the Closing Date, sign, execute and deliver, or cause others to do so, all such documents and instruments to do, or cause to be done, all such other acts and things as may be reasonable and necessary to carry out the provisions and/or intent of this Agreement.

           11.4 NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, addressed as follows:

           (a)  If to Seller, to:
           Norton A. Roitman, M.D.
           2340 Paseo Del Prado, Suite D-301
           Las Vegas, NV  89102

           With a copy to:
           Mim Penney, Esquire
           Penney and Penney
           3770 Howard Hughes Parkway
           Suite 275
           Las Vegas, NV  89109

or to such other person or place as Seller shall notify Purchaser in writing; and (b) If to Purchaser, to:

           Bruce A. Shear, President
           Pioneer Healthcare
           200 Lake Street, Suite 102
           Peabody, MA  01960

With a copy to:

           William F. Grieco, Esquire
           Choate, Hall & Stewart
           Exchange Place
           53 State Street
           Boston, MA  02109

or to such other person or place as Purchaser shall notify Seller in writing.

           11.5 NON-ASSIGNMENT. Except as otherwise provided herein, the rights under this Agreement may not be assigned, nor obligations delegated, by either Party hereto without the prior written consent of the other, except that without such consent Purchaser may assign its rights herein to any corporation, partnership or other entity wholly-owned by Purchaser. In such case, Purchaser's assignee shall be substituted for Purchaser in all respects as if such assignee were the original Purchaser hereunder; however, PHC, Inc., shall in all events be and remain liable for the performance of the Purchaser's duties under this Agreement.

           11.6 SOLE AGREEMENT. This Agreement may be amended or modified in any respect whatsoever only by instrument in writing signed by the Parties hereto. This Agreement constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior oral or written agreements between them.

           11.7 SUCCESSORS. All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto, subject to the provisions of Section 11.5 hereof.

           11.8 CAPTIONS. The captions of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

           11.9 SEVERABILITY. If any one or more of the provisions of this Agreement is determined by a court of competent jurisdiction to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, unless the absence of such invalid, unlawful or unenforceable provision will frustrate the purpose of this Agreement.

           11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           11.11 NO WAIVER. Except as provided herein, the failure to exercise and/or the delay in exercising, on the part of either Party, any of its rights, powers or privileges hereunder shall not operate as a waiver thereof; any single or partial exercise of any right, power or privilege hereunder by either Party shall not preclude the exercise of any other right, power or privilege. The rights provided are cumulative and are not exclusive of any rights provided by law.

           11.12 ATTORNEY'S FEES AND COSTS. In connection with any litigation with respect to this Agreement, the prevailing party to the greatest quantifiable extent shall be entitled to recover its expenses, including reasonable attorneys' fees and costs, in connection with such litigation, including appellate proceedings and post-judgment proceedings.

     11.3  APPLICABLE  LAW,  JURISDICTION  AND  VENUE.  The laws of the State of
Nevada shall apply to the construction and enforcement of this Agreement. Jurisdiction over any such disputes shall reside in the Courts of the State of Nevada. Venue shall lie in Las Vegas, Clark County, Nevada.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date set opposite their names. However, for reference purposes, this Agreement shall be dated as of the date first written above.

"Seller":

Harmony Healthcare Systems, Inc.


By:                                       Date:             10/28/95
Norton A. Roitman, M.D., President

Witness:    ROBERT H. BOSWELL

Clinical Services of Nevada, Inc.


By:                                       Date:             10/28/95
Norton A. Roitman, M.D., President

Witness:    ROBERT H. BOSWELL


By:                                       Date:             10/28/95
Norton A. Roitman, M.D., Individually

Witness:          ROBERT H. BOSWELL

"Purchaser":

PHC, Inc., d/b/a Pioneer Healthcare, Inc.


By:                                       Date:       10/28/95
Bruce A. Shear, President

Witness:    ROBERT H. BOSWELL

PHC of Nevada, Inc.


By:___________________________
Bruce A. Shear, President

Witness:  ROBERT H. BOSWELL               Date:       10/28/95

                                  LIST OF EXHIBITS



Exhibit A:  Inventory of Tangible Assets - REQUEST FROM HARMONY

Exhibit B:  Assumed Contracts, Agreements & Leases - CREATE @ PHC

Exhibit C:  Leasehold Improvements - REQUEST FROM HARMONY

     Exhibit D: Schedule of Accounts Receivable for Clinical Services of Nevada, Inc. - REQUEST FROM HARMONY

Exhibit E:  Certain Receivables - CREATE @ PHC Sent for review

Exhibit F:  Schedule of Leased Equipment - attached for Harmony Review

Exhibit G:  Schedule of Seller's Indebtedness - attached for Harmony Review

Exhibit H:  Schedule of Employment Agreements - attached for Harmony Review

Exhibit I:  Payroll Record - REQUEST MOST RECENT, UPDATE @ CLOSING

Exhibit J:  Employee Benefit Plans - attached for Harmony Review

Exhibit K:  Schedule of Consultants - attached for Harmony Review

Exhibit L:  Confidentiality Agreement - BEING REVISED @ PHC

Exhibit M:  Bill of Sale - attached for Harmony Review

Exhibit N:  Assignment of Intangible Rights - attached for Harmony Review

Exhibit O:  Assignment & Assumption Agreement - attached for Harmony Review

Exhibit P:  Non-Compete Agreement - CREATE @ PHC Sent for review

Exhibit Q:  Employment Agreement - CREATE @ PHC Sent for review

                                     EXHIBIT B

                       ASSUMED CONTRACTS, AGREEMENTS & LEASES

      The following is a list of contracts, agreements and leases between Seller and Third Parties with respect to the Clinic or the ownership, operation, management or administration of the Clinic.

A.    THIRD PARTY PAYORS

*1.   ALADDIN HOTEL & CASINO, effective 10/1/92, consecutive 1 year terms with automatic renewal, 30 day notice to quit, assignable with consent of other party only, fee schedule modified on 2/27/95. (CLINICAL SERVICES OF NEVADA)

*2.   SHOWBOAT HOTEL & CASINO, effective 9/1/92, consecutive 1 year terms with automatic renewal, 30 day notice to quit, assignable with consent of other party only, fee schedule modified on 6/15/95. (CLINICAL SERVICES OF NEVADA)

B.    EDUCATIONAL AGREEMENT(S)

     *1. UNIVERSITY OF NEVADA LAS VEGAS, social work intern program, term is 7/1/95 to
6/30/96, no compensation to Roitman or Clinical Services, not assignable without
consent of university - SANDE WILL SEND FINAL, EXECUTED CONTRACT.   (CLINICAL
SERVICES OF NEVADA)

B.    SERVICE AGREEMENTS

     1. COMPUTER SYSTEMS FOR PHYSICIANS INC., Computer services, no contract, software support $175/mo, hardware support $347.74/mo, total = $522.74/mo. (NORTON A. ROITMAN, M.D.)

2. NEVADA COPY SYSTEMS, Copy machine repair, dated 3/15/95, term is 12 mos, $184.18/mo, automatic renewal for 12 mo periods, 30 day notice to quit. (HARMONY HEALTH CARE)

*3.   ANSWER AMERICA, Telephone answering service, $135.00/mo, dated 9/28/94, assignable with consent of company only.(HARMONY COUNSELING CENTER/HARMONY HEALTHCARE)

C.    OFFICE SPACE & ADMINISTRATIVE SERVICE AGREEMENTS

1. DR. PETERSON & DR. EARNEST - Rent office space & admin services, Bldg D, Suite 301, 2340 Paseo del Prado, Las Vegas, NV, $520.00/mo, start 6/1/94, ends 5/31/96. (HARMONY HEALTHCARE SYSTEMS, INC.)

2. DR. WETZEL - Rent office space & admin services, Bldg D, Suite 307, 2340 Paseo del Prado, Las Vegas, NV, $300.00/mo, start 11/1/91, successive six month terms. (HARMONY HEALTHCARE SYSTEMS, INC.)

*BAS: If you want to assume these contracts/agreements, we need to obtain consent. How should we go about doing this?

D.    LEASE CONTRACTS

1. PLAZAS OFFICE PARK, BLDG D, SUITE 301, 302, 305 - dated 4/9/91, original term was 18 mos, NOW MONTH TO MONTH, 30 day notice to quit, current rent is $2,768.70/mo for 2,961 sq feet. Assignable with landlords consent only. (NORTON
A. ROITMAN, M.D.)

2. PLAZAS OFFICE PARK, BLDG D, SUITE 207, 208 - dated 3/11/94, term is 36 mos through 3/11/97, current rent is $3,002.95/mo for 2,071 sq feet (increases to $3,210.05 on 4/1/96). Assignable with landlords consent only, Dr. Roitman personal guarantor. (HARMONY HEALTHCARE SYSTEMS, INC.)

3. PLAZAS OFFICE PARK, BLDG D, SUITE 307, 308 - dated 8/10/89, term was 36 mos, NOW MONTH TO MONTH, current rent is $2,116.95/mo for 1,283 sq feet. Assignable with landlords consent only. (NORTON A. ROITMAN, M.D.)

     4. PLAZAS OFFICE PARK, BLDG D, SUITE 206 - dated 6/12/90, term was 60 mos, ENDED 6/12/95 no indication converted to month to month, rent was $4,128.56 for 2,520 sq feet. Assignable with landlords consent only. (CHILD GUIDANCE AND FAMILY TREATMENT CENTER, A NEVADA CORPORATION)

5. PITNEY BOWES, Postage Meter/Scale/Stand - dated 6/11/92, orig term was 48 mos, ENDED 6/11/94, no indication converted to month to month, payment of $116.00/quarter. (HARMONY HEALTHCARE SYSTEMS)

     *6. ALCO CAPITAL RESOURCE, INC., 2 Sharp Copiers, dated 3/15/94, term is 36 months - through 3/15/97, $633.00/mo, not assignable. (HARMONY HEALTH CARE SYSTEMS) **INDICATES NON-ASSIGNABLE. DO WE WANT TO TRY TO GET INTO THIS CONTRACT OR NEGOTIATE OUR OWN?

     7. FIRST SECURITY LEASING CO., Amtel Phone System dated 11/25/92, term is 36 mos - through 11/25/95, $575.11/mo, assignable. (HARMONY HEALTHCARE SYSTEMS, INC.) **CONTRACT TERM WILL EXPIRE IN JUST OVER 1 MONTH

                                     EXHIBIT E

                                CERTAIN RECEIVABLES

1. MGM - $26,600.00 for services provided for the period August 15, 1995 through September 15, 1995.

2.    CENTER FOR CHILDREN - $14,000.00 for services provided through September,
1995.

3.    "EXECUTIVE D" - $12,000.00.

                                     EXHIBIT F

                            SCHEDULE OF LEASED EQUIPMENT

1. PITNEY BOWES, Postage Meter/Scale/Stand - dated 6/11/92, orig term was 48 mos, ENDED 6/11/94, no indication converted to month to month, payment of $116.00/quarter. (HARMONY HEALTHCARE SYSTEMS)

     2. ALCO CAPITAL RESOURCE, INC., 2 Sharp Copiers, dated 3/15/94, term is 36 months - through 3/15/97, $633.00/mo, not assignable. (HARMONY HEALTH CARE SYSTEMS)

     3. FIRST SECURITY LEASING CO., Amtel Phone System dated 11/25/92, term is 36 mos - through 11/25/95, $575.11/mo, assignable. (HARMONY HEALTHCARE SYSTEMS, INC.)

                                     EXHIBIT G

                         SCHEDULE OF SELLER'S INDEBTEDNESS

1. AMERICAN BANK OF COMMERCE, Loan Agreement - Principal $17,400.00, dated 6/21/94, due 12/21/95, unsecured, assignable with consent of lender only. Guarantors are Norton A. Roitman, M.D. & Anita G. Roitman. (HARMONY HEALTHCARE SYSTEMS, INC.)

                                     EXHIBIT H

                         SCHEDULE OF EMPLOYMENT AGREEMENTS

     EMPLOYMENT AGREEMENTS (37): (CLINICAL SERVICES OF NEVADA, INC.) (a) indicates indefinite term, 2 weeks notice to terminate, assignable/binding upon successors (b) indicates 1 year term with automatic renewal, 15 day notice to terminate, 2 weeks vacation/5 sick days, assignable/binding upon successors

                  Armes - 4/1/95 (a)  Bremmer - 9/8/94 (a) Carillo - 9/12/94 (a)
                  Cross - 11/26/93 (a) Earnest - 2/1/95 (b) Start 1/31/95
                  Duffy - 5/20/94 (b) Start 8/1/94, 3 WEEKS VACATION, 1 week for
                        education,   60  day  notice  to  terminate*(8)  CERTAIN
                        EMPLOYMENT BENEFITS PROVIDED BY EMPLOYER
                  Erickson - 1/26/94      (b)  Start 1/26/95
                  Flagg - 8/1/94          (b)
                  Fontillas - 6/1/94      (a)
                  Grasso - 11/15/93 (a)
                  Harder - 8/1/95         (b)
                  Harris, Judy - 9/20/93  (a)
                  Harris, Ray - 6/27/94   (b)
                  Hebert - 4/1/95         (a)
                  Hess - 2/1/95           (a)
                  Kelly - 7/1/93          (b)  2 week notice to terminate
                  Kerr - 2/1/95           (a)
                  Kinsora - 10/18/94      (a)
                  Krendel - 7/7/94  (a)
                  Ladenburger - 6/27/94(b)
                  LeBaron - 2/1/92  (a)
                  Lisoskie - 6/19/95 (b) 30 day notice to terminate Longbrake - 10/17/91 (b) Start 6/25/91 Lowey - 5/2/94 (a) Maksoud - 6/6/94
                  (b)  No  Vac/Sick   provisions   McFarlane   -  11/23/94   (a)
                  McNight-DeWeese - 8/8/95 (a) Osgood - 7/10/95 (b) Ostrom - 6/1/95 (a) Peterson - 10/18/95 (a) Phelps - 5/11/95 (a)
                  Pickering - 7/1/93 (b) 4 week notice to terminate Ratelle - 5/24/95 (a) Ruiz - 9/12/94 (a) Schneider - 5/18/95 (a)
                  Stockman - 3/25/92 (b) Tucker - 3/19/95 (b)

     INDEPENDENT CONTRACTOR AGREEMENTS (15): perpetual, 30 day notice to quit, changes in writing signed by both parties (CLINICAL SERVICES OF NEVADA, INC.)

                  Antoine (Place) - 11/1/94 Barrera - 4/1/94 Boudreau - 3/1/94 Boys' Town of Nevada - 6/20/95 Cathey (Johnson) - 2/9/95 Colosimo - 12/1/94
                  Center for Independent Living (Kalnoski) - 2/17/95
                  Clover - 5/1/95
                  Family & Child Treatment Center (Shope) - 2/95
                  Marcks - 3/15/94 Oates (Bell-Hozack) - 2/20/95 Peterson - 9/22/94 Schwied (Stevens) - 2/15/95 Simpson (Solomon) - 2/2/94
                        *15 day notice to quit
                  Wetzel - 5/1/94

                                     EXHIBIT J

                               EMPLOYEE BENEFIT PLANS

1.    Health Insurance:



2.    Dental Insurance:



3.    Disability Insurance:



4.    Life Insurance:



5.    Paid Vacation Time:

      Two (2) weeks paid vacation per year unless otherwise indicated in the individual employee's employment agreement.


6.    Paid Sick Time:

      Five (5) days paid sick time per year, cumulative over the course of employment.


7.    Paid Holidays

                                     EXHIBIT K

                        SCHEDULE OF INDEPENDENT CONTRACTORS

     INDEPENDENT CONTRACTOR AGREEMENTS (15): perpetual, 30 day notice to quit, changes in writing signed by both parties (CLINICAL SERVICES OF NEVADA, INC.)

                  Antoine (Place) - 11/1/94 Barrera - 4/1/94 Boudreau - 3/1/94 Boys' Town of Nevada - 6/20/95 Cathey (Johnson) - 2/9/95 Colosimo - 12/1/94
                  Center for Independent Living (Kalnoski) - 2/17/95
                  Clover - 5/1/95
                  Family & Child Treatment Center (Shope) - 2/95
                  Marcks - 3/15/94 Oates (Bell-Hozack) - 2/20/95 Peterson - 9/22/94 Schwied (Stevens) - 2/15/95 Simpson (Solomon) - 2/2/94
                        *15 day notice to quit
                  Wetzel - 5/1/94

                                     EXHIBIT P

                               NON-COMPETE AGREEMENT

      Harmony Healthcare Systems, Inc. and Clinical Services of Nevada, Inc. shall not compete directly or indirectly, with PHC of Nevada, Inc. for a period of five (5) years after November 1, 1995, within the geographical area having its center at the present location of Harmony Healthcare Systems, Inc. at 2340 Paseo del Prado, Las Vegas, Nevada 89012 and having its radius twenty-five (25) miles. Competition shall include any activities associated with the marketing of services, or provision of treatment, for Employee Assistance Programs or mental health outpatient clinical services.


Harmony Healthcare Systems, Inc.



By                                        Date
      Norton A. Roitman, President


Witness




Clinical Services of Nevada, Inc.



By                                        Date
      Norton A. Roitman, President


Witness

Exhibit 10.83
                              ASSET PURCHASE AGREEMENT

This Agreement is made as of this 16th day of March, 1996, by and between Total Concept Employee Assistance Program, Inc., a Kansas corporation (the "Seller") located at 7451 Switzer, Suite 101, Shawnee Mission, KS 66203; and PHC, Inc., doing business as Pioneer Healthcare (the "Purchaser"), a Massachusetts business corporation with headquarters at 200 Lake Street, Suite 102, Peabody, Massachusetts 01960. Seller and Purchaser may hereinafter be referred to as the "Parties".

WHEREAS, Seller owns a business which operates employee assistance programs located at 7451 Switzer, Suite 101, Shawnee Mission, KS 66203, known as Total Concept EAP (the "Business"). This business and all of the assets of Seller used in the operation of the Business shall hereinafter be referred to as the "Business Assets";

WHEREAS, Seller wishes to sell the Business Assets and Purchaser wishes to buy the Business Assets subject to the conditions herein set forth;

     WHEREAS, Purchaser wishes to employ Ronald J. Dreier ("Mr. Dreier"), sole shareholder, sole director and President of Seller, as Director of the Business and Mr. Dreier wishes to be so employed; and

WHEREAS, Purchaser wishes to enter into a lease for the premises presently occupied by the Business at 7451 Switzer, Suite 101, Shawnee Mission, Kansas (the "Property") or to enter into a lease for alternative premises acceptable to Purchaser and suitable for operation of the Business ("Alternative Premises");


NOW, THEREFORE for and in consideration of the mutual covenants herein contained, Seller and Purchaser agree to the following:

SECTION 1. SALE OF THE BUSINESS ASSETS. On the terms and conditions set forth herein, Seller shall sell to Purchaser and Purchaser shall purchase from Seller the Business Assets including, but not limited to, the following:

           1.1 All machinery, equipment, furniture, furnishings, vehicles, computers, telephones, supplies, and all tangible assets used in connection with the operation of the Business, wherever located, more particularly described in EXHIBIT A attached hereto;

           1.2 All of Seller's right, title and interest in, to, or under the contracts, agreements, leases, licenses, permits, approvals, purchase orders and commitments, and any other intangible assets used in connection with the operation of the Business, through the Closing Date (as hereinafter defined), which will be assumed by Purchaser as specifically enumerated and more fully described in EXHIBIT B attached hereto;

           1.3 All leasehold improvements owned or made to the Property by Seller should Purchaser enter into a Lease for the Property;

           1.4 All Seller's books, records, files and correspondence, display and promotional material relating to or utilized in connection with the operation of the Business, wherever located, through the Closing Date, together with all of the goodwill throughout the world attached to the Business, and any other intangibles, including trademarks, corporate names, trade names, all customer lists, consent to the rights to use the telephone numbers and listings pertaining to same, the entire inventory of office, housekeeping, recreation and maintenance supplies, if any;

           1.5 Except as expressly provided herein to the contrary, all other assets, tangible or intangible, wherever located, held or used in connection with the ownership, operation and management of the Business, whether or not included in or reflected on the books of Seller or its financial statements; and

           1.6  All rights and claims of Seller relating to the Business Assets.

SECTION 2.  PURCHASE PRICE AND ALLOCATION OF PURCHASE PRICE.

           (a) The purchase price payable by Purchaser to Seller for the Business Assets shall be 12,000 shares of PHC, Inc. Class A Common Stock, subject to the restrictions of Rule 144 of the Securities Act of 1933, at the Closing (the "Purchase Price").

     (b) Allocation of Purchase Price. It is agreed that the purchase price shall be allocated as follows:

              (i)       for tangible personal property;
              (ii       for non-competition agreement;
              (iii)           the balance for customer contracts, goodwill and
      other                         intangibles.

SECTION 3. CLOSING. Consummation of this Agreement (the "Closing") shall be held at such place as the parties may mutually agree upon or through the use of escrow agents, as the parties may agree. The Closing shall take place on March 16, 1996, (the "Closing Date"). The Parties may agree in writing to extend the Closing Date without prejudice to either party.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF SELLER.
As an inducement to Purchaser to enter into and consummate this Agreement, Seller warrants and represents that:

     4.1 CORPORATE EXISTENCE. Seller is a corporation duly organized and existing in good standing under the laws of the State of Kansas. Seller has the corporate power to own the Business Assets and to operate the Business as now conducted.

           4.2 CORPORATE AUTHORITY. Seller is the sole owner of the Business Assets, and has the full power and authority to enter into and to perform this Agreement. All corporate proceedings necessary to duly authorize the execution and delivery of this Agreement by the officer, or officers, executing the same on Seller's behalf, have been taken and this Agreement is the legal and binding obligation of Seller, enforceable in accordance with its terms and conditions applicable to Seller.

           4.3 FINANCIAL STATEMENTS. Seller has delivered to Purchaser relevant tax returns, income statements and balance sheets for the Business for the calendar years ending 1993 through 1995 and monthly from January 1995 through January 1996 (the "Financial Statements"). The Financial Statements have been prepared on a consistent basis and fairly represent the financial condition of Seller at the relevant dates and the results of operations and the changes in financial position of the Seller for such periods. Ten days prior to Closing Seller shall deliver to Purchaser an income statement and balance sheet for the period ending January 31, 1996. If the Closing Date is extended, financial statements will be provided for the most recent month's end.

           4.4 NO VIOLATION OF AGREEMENT. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will violate or result in a breach of any condition of the Articles of Incorporation or the Bylaws of Seller, or violate or result in a breach of any condition of any agreement, lease, contract, judgment, decree, statute, rule or regulation applicable to Seller, or result in the creation or imposition of any security interest, lien, charge or encumbrance upon the Business Assets, except as provided herein.

           4.5 REGULATORY COMPLIANCE. The Business and the Business Assets are, and will be at the Closing Date, in compliance with all applicable federal, state and local laws, ordinances, codes, regulations and requirements.

           4.6 NON-COMPETITION AND DISSOLUTION. Seller shall not compete with Purchaser in the business of providing employee assistance services to individuals within a seventy-five (75) mile radius of Kansas City, Missouri, for a period of four (4) years after the Closing date. Seller shall seek to dissolve under the laws of Kansas as soon as possible after Purchaser has acquired all regulatory approvals and licenses such that Purchaser is able to operate the Business under authority of its own license.

           4.7 LEASES. Seller owns all assets necessary to operate the Business. Seller does not lease any personal property, equipment or fixtures used in the conduct of the Business.

     4.8 INDEBTEDNESS. Seller has no indebtedness, contingent or otherwise.

           4.9  CONTRACTS AND COMMITMENTS.

           (a) Seller has no purchase commitments extending beyond the Closing Date which are in excess of the normal, ordinary, and usual requirements of the operation of the Business or at any excessive price;

     (b) Seller has no collective bargaining or employment agreements, nor any agreements that contain any severance or termination pay liabilities or obligations;

           (c) Seller has no bonus, deferred compensation, profit sharing, or retirement arrangement, whether legally binding or not, nor does it presently pay any pension, deferred compensation, or retirement allowance to anyone;

           (d) Seller has no employees except as shown in Seller's most recent payroll record attached hereto as EXHIBIT C to whom it pays compensation; and

           (e) Seller does not pay any compensation, vacation, sick day allowances or other benefit programs to any of its employees which is not disclosed in EXHIBIT C.

           4.10 TAX RETURNS AND PAYMENTS. All federal, state and local tax reports and returns required to have been filed by Seller have been filed. Seller has paid or withheld all federal, state and local taxes which were due and payable or required by law to have been withheld, respectively, to the date hereof, except those which are being contested in good faith by an appropriate proceeding. There are no unpaid assessments of federal or state income taxes or other federal, state or local taxes pending against Seller. Seller has made adequate provisions for all taxes, assessments, fees, penalties, interest, and all other governmental charges which were, or may become, payable with respect to it at any time as a result of events occurring on or before the Closing Date, which will in any way affect the licensure or operation of the Business or ownership of the Business Assets by Purchaser.

           4.11 LITIGATION AND OTHER PROCEEDINGS. Except as otherwise described herein, there is no litigation, arbitration, or other legal proceeding or administrative proceeding pending or threatened against the Business, the Business Assets or the Property, which might affect the operation of the Business or the Business Assets, or its authorization to operate employee assistance programs under the applicable provisions of Kansas or federal law, and Seller is not in default in any respect of any order or any decree or rule of any court or governmental authority which may have jurisdiction over Seller, the Property or the Business Assets. Seller possesses all permits and licenses necessary for the operation of the Business, and otherwise operates the Business in material compliance with all applicable laws, regulations, and ordinances.

           4.12 BROKER. No broker, finder or agent has been engaged by Seller or Purchaser in regard to the sale of the Business Assets and Seller and Purchaser hereby agree to indemnify each other and hold each other free and harmless from and against any and all liability, loss, costs, damage, and expense including without limitation, reasonable attorneys' fees and costs of litigation any party shall ever suffer or incur because of any claim by any broker, or any agent thereof, whether or not meritorious, for any fee, commission, or other compensation with respect to this Agreement or to the sale of the Business Assets.

           4.13 Insurance. Seller has continuously maintained insurance for professional liability and for general liability for the Business and the Property, since June 1,1991.

           4.14 NOTICES. Seller is not aware of and has not received any communications from any insurance companies, governmental agencies or from any other parties of any conditions, defects or inadequacies with respect to the Property or the Business Assets, (including health hazards, state or local notices relating to health care licensing, certificate of need status, or dangers, nuisance or waste, which, if not corrected, would result in termination of insurance coverage or increase its cost) or from governmental agencies or any other parties with respect to any violations of building codes and/or zoning ordinances or other governmental laws, regulations or orders with respect to the Property or the Business Assets, pending or threatened condemnation proceedings with respect to the Property, or any other modification of the zoning classification, or of any building or environmental code requirements applicable to the Property or any part thereof. Seller shall immediately notify Purchaser of any violations or conditions of which Seller receives notice (whether written or oral).

           4.15 EMPLOYEES. There are no employees of Seller or of any affiliate of Seller currently employed in the operation and/or maintenance of the Business Assets, other than as shown on EXHIBIT C attached hereto. EXHIBIT D attached hereto sets forth as of the date of this Agreement a complete list and description of all fringe benefits, including hospitalization insurance, accident and health insurance, disability insurance death insurance, vacation policies, meals and lodging policies and parking policies along with true, correct and complete copies of all contracts and disclosures related thereto. As of the date of this Agreement, there are no pension, retirement, incentive or other similar arrangements or plans to which Seller is bound.

           4.16 EMPLOYMENT LAWS. Seller has complied in all material respects with all applicable state and federal laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws and regulations related to employment of employees of the Seller, the Business Assets or of agents of Seller, and there are no arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations other than in the ordinary course of business and no impediment to termination of service of any such employees.

           4.17 COST REPORTS. All rate setting forms or cost reports which Seller has been required to file as of the Closing Date with any state or federal authority or other third party payor, have been timely filed and accurately reflect the costs of the operation of the Business.
           4.18 BANKRUPTCY, ETC. No bankruptcy, insolvency, petition for dissolution, rearrangement or similar action involving the Business or the Business Assets, whether voluntary or involuntary, is pending or threatened, and Seller has not:

           (a)  filed  a  consent  for   dissolution   except   that   Purchaser
      acknowledges   Seller's  intention  to  file  a  consent  for  dissolution following the Closing;

           (b)  filed a voluntary petition in bankruptcy;

           (c) been adjudicated as bankrupt or insolvent or filed a petition or action seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws;

           (d) sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of its properties, the Business Assets, personal property or any portion thereof; or

           (e) made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due.

           Seller is not anticipating or contemplating any of the actions set forth in (a) through (e) of this subsection.

           4.19 INFORMATION NOT MISLEADING. All the information concerning Seller, the Business Assets and the Property and all reports, contracts, or other items obtained by Purchaser pursuant to this Agreement are true, complete and correct in all respects and fairly present the information set forth in a manner that is not misleading and Seller has not omitted any information required to be included in order to make the information furnished not misleading.

           4.20 AUDITS. There have been no Medicaid, Medicare or private insurance audits within the 36 months preceding the date of this Agreement and Seller has not been informed of any recoupment claims.

           4.21 TRADE NAME. Seller represents, warrants, and covenants that Seller has the exclusive right in perpetuity to use the trade name Total Concept EAP and any other names used now or in the past in association with the Business, and Seller has not granted and will not grant to any other person, firm, or corporation the right to use that trade name.

     4.22 PROPERTY. Seller leases the Property under the terms of a lease agreement, as previously disclosed to Purchaser.

     4.23 PATIENT PAYMENTS. There are no advances or pre-payments made by clients for services not rendered, or to be rendered, prior to the Closing Date.

           4.24 SELLER'S RESPONSIBILITIES. Seller shall remain responsible for all liabilities, including but not limited to, the payment of compensation of the employees of the Business including any and all accrued benefits and the amounts payable, for the period prior to the Closing Date. The accounts receivable for the period prior to the Closing Date shall remain the assets of Seller. After the Closing Date, any monies collected by Purchaser for the period prior to the Closing Date will be forwarded to Seller upon receipt.

           4.25 CONSULTANTS. There are no consultants of Seller currently employed in the operation and/or maintenance of the Business Assets.

SECTION 5.  COVENANTS OF SELLER.

           5.1 CONDITION OF PERSONAL PROPERTY. Seller represents and warrants that, subject to ordinary wear and tear, all equipment appliances and machinery shall be in good working order and repair through the Closing Date.

           5.2 ACCESS AND PREPARATION OF LICENSE APPLICATION. Seller agrees to use best efforts to assist Purchaser in making application for all necessary licenses and permits required for the operation of the Business by Purchaser. Seller will provide whatever access, materials, expertise and information reasonably requested in connection with any licensing or permitting authority review. Seller will likewise cooperate with any efforts of Purchaser to obtain contracts with or certification by any third party payor or insurer. Until this transition is complete, and Seller has obtained all necessary licenses, contracts and certifications, Seller will allow Purchaser to operate under Seller's license and certifications to the extent allowable by law.

           5.3 ORDINARY COURSE OF BUSINESS. From the date hereof to the Closing Date, Seller shall conduct its operation of the Business only in the ordinary course thereof, will take all necessary action to preserve the goodwill and operation of such Business, and will make no material change in the operation of such Business nor enter into any material contract creating an obligation extending after the Closing in excess of $500.00 or incur any material liability without the written consent of Purchaser, which consent shall not be unreasonably withheld.

           5.4 COMPENSATION. From the date hereof through the Closing Date, except without prior written consent of Purchaser, Seller will not increase any salary or other form of compensation payable, or to become payable, to any of its employees or make any other severance or retirement arrangement with any such employees.

           5.5 INSURANCE. From the date hereof through the Closing Date, Seller shall maintain insurance on the Business at the same levels as is maintained on the date hereof.

           5.6 REVIEW OF STAFF. Seller shall allow Purchaser an opportunity to review the credentials and employment histories of all current staff of the Business upon execution of this Agreement.

           5.7 RIGHT OF INSPECTION. Prior to the Closing, Purchaser and its officers, employees, attorneys and agents shall be entitled during normal business hours, to inspect the properties, books, documents and records relating to the Business Assets, and to make copies of the same, and Seller agrees to furnish such information relating to Seller and the Business Assets as Purchaser reasonably may request and to permit Purchaser and such persons to consult with the officers, employees, attorneys and agents of Seller for the purpose of determining the accuracy of the covenants, representations and warranties made herein. Seller shall cooperate with Purchaser as necessary and reasonable to insure a smooth transition of ownership of the Business.

           5.8 DISCHARGE OF OBLIGATIONS. On or before the Closing Date, Seller shall discharge and obtain releases with respect to all outstanding security interests in the Business Assets and any liens and mortgages on the Business.

           5.9 PUBLICITY. All press releases, filings and other publicity concerning the transactions contemplated hereby will be jointly coordinated and will be subject to review and approval by both Seller and Purchaser, such approval not to be unreasonably withheld or delayed. In addition, Seller has executed a Confidentiality Agreement, which is attached hereto as EXHIBIT E.

SECTION 6.  REPRESENTATION AND WARRANTIES OF PURCHASER.

           6.1  ORGANIZATION  OF  PURCHASER.  Purchaser  is a  corporation  duly
      organized,   existing  and  in  good  standing   under  the  laws  of  The
      Commonwealth of Massachusetts.

           6.2 CORPORATE ACTION BY PURCHASER. Purchaser has full power and authority to enter into and perform this Agreement, all corporate proceedings necessary to duly authorize the execution and delivery of the Agreement by the officer or officers executing the same on Purchaser's behalf have been taken and this Agreement is the legal and binding obligation of Purchaser, enforceable in accordance with its terms and conditions applicable to Purchaser.

SECTION 7. CONDITIONS TO CLOSING. Purchaser shall not be obligated to purchase the Business Assets nor is it bound by any of the terms of this Agreement until all of the following conditions are met, any one or all of which may be waived by Purchaser.

           7.1 REPRESENTATION, WARRANTIES AND COVENANTS. The representations and warranties of Seller contained in this Agreement shall be true in all material respects at and through the Closing as though such representations and warranties were made on that date and Seller shall have performed all covenants and agreements on its part required to be performed on or before the Closing Date which are specifically authorized or contemplated by this Agreement.

           7.2 LEASE FOR REAL PROPERTY. Purchaser shall have executed a valid, legally enforceable lease for the Property or for Alternative Premises, upon terms acceptable to Purchaser (the "Lease Agreement"). Said Lease shall provide occupancy rights to Purchaser effective coincident with the Closing Date on terms acceptable to Purchaser, including, but not limited to, Purchaser's use of the premises to operate employee assistance programs. Purchaser shall not unreasonably reject the Lease Agreement or delay in locating alternative suitable space. If an acceptable Lease Agreement is not obtained, or alternative suitable space is not located, then Purchaser may exercise its rights under Section 10.3.

           7.3 THIRD PARTY PAYORS. Purchaser shall have satisfied itself that there will be adequate insurance and third party payor reimbursement available for patients who will be treated for employee assistance services by the Business as intended to be operated by Purchaser.

           7.4 LICENSES AND APPROVALS. Purchaser shall have obtained all necessary licenses, permits and approvals to occupy the Property or Alternative Premises and have made application for all necessary licenses, permits and approvals to operate said premises as an employee assistance program .

           7.5 SALE OF BUSINESS ASSETS. Seller shall sell, convey and transfer to Purchaser the Business Assets by delivering to Purchaser the Bill of Sale in the form attached hereto as EXHIBIT F, an Assignment of Intangible Rights in the form attached hereto as EXHIBIT G, and an Assignment and Assumption Agreement in the form attached hereto as EXHIBIT H, and any other forms of documentation requested by Purchaser.

           7.6 INSURANCE. Purchaser shall have obtained general and professional liability insurance coverage in amounts Purchaser deems necessary to operate the Business as an employee assistance program. Seller shall have provided evidence to Purchaser that it has purchased the requisite "tail" insurance policy to cover Seller for any outstanding or latent claims which may arise as a result of its operation of the Business prior to the Closing Date. Purchaser shall reimburse Seller the cost of obtaining the requisite "tail" insurance policy.

           7.7 NO MATERIAL CHANGE. The business or financial condition of the Business and or any of the Business Assets shall not have been, or shall not be threatened to be, adversely affected in any way as a result of fire, explosion, earthquake, disaster, accident, labor trouble or dispute, any action by the United States or any other governmental authority, civil disturbances, uprising, activity of armed forces, or Act of God or public enemy which has not been disclosed or provided for in this Agreement.

           7.8 NON-COMPETITION. Seller shall have executed a Non-Competition Agreement in substantially the same form and substance as EXHIBIT I attached hereto.

           7. 9 PAYROLL. At the Closing, Purchaser shall have received from Seller a copy of the most recent payroll register for the Business with evidence that all employees of Seller have been compensated up to the Closing Date.

           7.10 CONSENTS. At the Closing, Seller will furnish to Purchaser written consents from third parties to Purchaser's assumption and use of any and all tradenames, trademarks, goodwill and other Business Assets referred to in Section 1.

           7.11 FINANCIAL DUE DILIGENCE. Purchaser shall have had an opportunity to conduct financial due diligence with respect to Seller's detailed business records for the thirty six month period prior to the execution date of this Agreement.

           7.12 CORPORATE AUTHORITY. Seller shall have complied fully with the laws of the State of Kansas relevant to the transactions contemplated herein. Seller shall provide to Purchaser a copy of the necessary corporate resolutions to duly approve the execution, delivery and performance of this Agreement by Seller.

           7.13 OPINION OF COUNSEL FOR SELLER. Purchaser shall have received from counsel to Seller, ten (10) days prior to the Closing Date, a written opinion letter (which shall be limited to the laws of Kansas) addressed to Purchaser in form and substance to the effect that:

           (a) Seller has the full corporate power and authority to execute and deliver this Agreement and such other documents contemplated hereby.

           (b) The execution, delivery and performance of this Agreement and such other documents contemplated hereby have been duly authorized by all requisite corporate actions of Seller and this Agreement and such other documents contemplated hereby, have been duly executed and delivered by Seller.

           (c) This Agreement and such other documents as contemplated hereby are legal, valid and binding obligations of Seller and are enforceable against them in accordance with their respective terms, except as limited by general equity principles (whether considered in a proceeding at law or at equity) and by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally.

           (d) To the knowledge of counsel after due inquiry, the execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby will not be or result in a violation of any statute or regulation of any governmental authority or of any decree, order, or judgment and will not be or result in a violation or constitute a default or ground for revocation under any contract, agreement, indenture, license or instrument known to such counsel to which Seller is a party or by which Seller is bound.

           (e) The shareholders of Seller have approved the transfer of the Business Assets by Seller to Purchaser pursuant to this Agreement.

           (f) To the knowledge of counsel after due inquiry, Seller is not a party to any pending litigation or any proceeding before any court or government department or agency which might affect the subject transaction, and such counsel does not know of any such threatened litigation or proceeding against Seller.

           7.14 CERTIFICATE OF RELEASE. Purchaser shall have received a Certificate of Release from the Kansas Department of Human Resources stating that, as of a date not more than five (5) days before the Closing Date, no contributions, interest, or penalties are due to the Department of Human Resources from the Seller.

           In the event the foregoing conditions precedent cannot be satisfied prior to the Closing Date and are not waived by Purchaser, this Agreement shall be null and void. Purchaser shall use its best efforts in good faith to bring about the fulfillment of all conditions within its control set forth in this Section7. Without waiving any rights with respect to representation, warranties and covenants made by Seller in this agreement, Purchaser agrees that by proceeding with the Closing, all conditions precedent to the obligations of Purchaser have been met to Purchaser's satisfaction.

     7.15 EMPLOYMENT AGREEMENT. Purchaser shall enter into an employment agreement with Mr. Dreier as Director of the Business. This is a separate agreement and is attached hereto as EXHIBIT J (the "Employment Agreement").

SECTION 8. NO ASSUMPTION OF LIABILITIES. Purchaser shall assume no liabilities of any kind or nature of Seller or any liabilities of any kind or nature arising out of the business conducted with respect to the Business Assets through the Closing Date. Seller shall assume no liabilities of any kind or nature of Purchaser or any liability of any kind or nature arising out of the business conducted with respect to the Business Assets after the Closing Date, with the exception of any obligations assumed by Mr. Dreier as a consequence of his activities under the Employment Agreement.

SECTION 9.  INDEMNIFICATION.

           9.1 INDEMNIFICATION OF PURCHASER. Seller hereby indemnifies and holds Purchaser, its directors, officers, employees and agents harmless from:

              (i) Any and all liabilities and obligations or claims against Seller, and from all liabilities and obligations or claims arising out of the operation of the Business through the Closing Date, or claims arising out of the winding up or dissolution of Seller, if any, including, but not limited to, any and all liabilities, obligations, claims, fines, penalties or similar charges levied upon the Business due to the non-compliance of Seller with any applicable federal, state and local laws, ordinances, codes, regulations and requirements;

              (ii)  Any  damage  or  deficiency   due  to  breach  of  warranty,
      misrepresentation, or nonfulfillment of any agreement on the part of the Seller under this Agreement;

              (iii) With respect to all actions, suits, proceedings, demands, assessments, judgments, costs and expenses connected with the foregoing including without limitation reasonable attorney's fees and expenses. For purposes of satisfying any claim under this indemnification provision, Purchaser shall have all remedies available under this indemnification provision.

           9.2 INDEMNIFICATION OF SELLER. Purchaser shall indemnify and hold Seller, its directors, officers, employees and agents harmless from:

              (i) Any and all liabilities, claims actual damage, loss, cost or expense arising out of the conduct of the business after the Closing Date by the Purchaser, if any; including, but not limited to, any and all liabilities, obligations, claims, fines, penalties or similar charges levied upon the Business due to the non-compliance of Buyer with any applicable federal, state and local laws, ordinances, codes, regulations and requirements;

              (ii) Any actual damage, loss, cost or expense arising out of the breach of any warranty, misrepresentation, or nonfulfillment of any agreement on the part of Purchaser under this Agreement; and

              (iii) With respect to all actions, suits, proceedings, demands, assessments, judgments, costs and expenses connected with the foregoing, including without limitation reasonable attorney's fees and expenses.

              The foregoing shall not be applicable to any actions or omissions on the part of Mr. Dreier in fulfilling his obligations under the Employment Agreement.

SECTION 10.  RIGHTS OF TERMINATION AND REMEDIES FOR DEFAULT.

           10.1 DEFAULT BY SELLER. In the event that all of the conditions precedent set forth in Section 7 of this Agreement have been satisfied or waived by Purchaser on or prior to the Closing Date and Purchaser is ready, willing and able to proceed with the Closing, but Seller is unable, unwilling or refuses to consummate the Closing in accordance with the terms and conditions of this Agreement, or in the event that Seller is otherwise in breach of this Agreement, Purchaser shall have the right to pursue all other remedies available at law or equity.

           10.2 PURCHASER'S RIGHT TO TERMINATE. If any one or more conditions set forth in Section 7 has not been fulfilled or satisfied through no fault of Purchaser and not waived in writing by Purchaser on or prior to the Closing Date, then Purchaser, at its option, may terminate this Agreement, effective upon the receipt by Seller of written notice of such termination. In the event of any such termination of this Agreement, all of Seller's and Purchaser's obligations hereunder shall terminate without further loss, cost, damage, claim, right or remedy in favor of any Party, and none of the Parties hereto shall have any further liability or responsibility to the other without the need to exchange releases to confirm same.

           10.3 SELLER'S RIGHT TO TERMINATE. In the event that Purchaser is unable to close by March 16, 1996, and the Parties have not mutually agreed to an extension and this inability to close is not due to Seller's default, then Seller shall be entitled to terminate the transaction; provided, however, if nonsatisfaction of the condition set forth in
      Section 7.2 is the sole cause of Purchaser's inability to close by March 16, 1996, Seller hereby agrees not to terminate the transaction. In the event of a termination of this transaction under this Section 10.3, all of Purchaser's obligations hereunder shall terminate without further loss, cost, damage, claim, right or remedy in favor of any Party, and none of the Parties hereto shall have any further liability or responsibility to the other without the need to exchange releases to confirm same.

           10.4 DEFAULT BY PURCHASER. In the event that Seller is ready, willing and able to proceed with the Closing and Purchaser fails to complete the transactions contemplated in this Agreement, which failure is due exclusively to the unwillingness, inability or refusal of Purchaser to fulfill its obligations at such Closing, other than pursuant to Purchaser's right to terminate under any provision of Section 10.2 or 10.3, then Seller may terminate this Agreement. Seller shall also have the right to pursue all other remedies available at law or equity.

SECTION 11.  MISCELLANEOUS.

     11.1 SURVIVAL. All representations, warranties and covenants of Seller and Purchaser contained herein shall survive the Closing.

           11.2 DISCLAIMER OF INTENT TO BECOME PARTNERS. The Parties , by the executing of this Agreement, do not intend to become partners.

           11.3 ADDITIONAL DOCUMENTS. Purchaser and Seller will, at any time before, at or after the Closing Date, sign, execute and deliver, or cause others to do so, all such documents and instruments to do, or cause to be done, all such other acts and things as may be reasonable and necessary to carry out the provisions of this Agreement.

           11.4 NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, addressed as follows:

           (a)  If to Seller, to:

           Ron Dreier
           7451 Switzer, Suite 101
           Shawnee Mission, KS  66203

     or to such other person or place as Seller shall furnish to Purchaser in writing; or

           (b)  If to Purchaser, to:

           Bruce A. Shear, President
           Pioneer Healthcare
           200 Lake Street, Suite 102
           Peabody, MA  01960

With a copy to:

           Willie J. Washington, Esq.
           Choate, Hall & Stewart
           Exchange Place
           53 State Street
           Boston, MA  02109

     or to such other person or place as Purchaser shall furnish to Seller in writing.

           11.5 NON-ASSIGNMENT. Except as otherwise provided herein, the rights under this Agreement may not be assigned, nor obligations delegated, by either party hereto without the prior written consent of the other, except that without such consent Purchaser may assign its rights herein to any corporation, partnership or other entity or individual affiliated with Purchaser. In such case, Purchaser's assignee shall be substituted for Purchaser in all respects as if such assignee were the original Purchaser hereunder.

           11.6 SOLE AGREEMENT. This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the Parties. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, writing and agreements between them.

     11.7 GOVERNING LAW. This Agreement shall be governed and construed in accordance with the law of The Commonwealth of Massachusetts.

           11.8 SUCCESSORS. All the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the Parties, subject to the provisions of Section 11.5 hereof.

           11.9 CAPTIONS. The captions of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

           11.10 SEVERABILITY. Should any one or more of the provisions of this agreement be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions thereof shall not in any way be affected or impaired thereby, unless the absence of such invalid, unlawful or unenforceable provision will frustrate the purpose of this Agreement.

           11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

           11.12 NO WAIVER. Except as provided herein, no failure to exercise and no delay in exercising, on the part of the Purchaser, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other right, power or privilege. The rights provided are cumulative and not exclusive of any rights provided by law.

           11.13 ATTORNEY'S FEES AND COSTS. Each party to this Agreement shall pay its' own out-of-pocket charges and expenses (including without limitation attorneys' fees) incurred in connection with the negotiation, preparation and execution of this Agreement. In connection with any litigation with respect to this Agreement, the prevailing party, whether Purchaser or Seller, shall be entitled to recover all costs incurred, including reasonable attorneys' fees for services rendered in connection with such litigation, including appellate proceedings and post-judgment proceedings.
           IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SELLER:

Total Concept Employee Assistance Program, Inc.


                                          Date:
Ronald J. Dreier, President




PURCHASER:

PHC, Inc., d/b/a Pioneer Healthcare
                                          Date:
Bruce A. Shear, President

                                  LIST OF EXHIBITS



Exhibit A:  Inventory of Tangible Assets

Exhibit B:  Assumed Contracts, Agreements & Leases

Exhibit C:  Payroll Record

Exhibit D:  Employee Benefit Plans

Exhibit E:  Confidentiality Agreement

Exhibit F:  Bill of Sale

Exhibit G:  Assignment of Intangible Rights

Exhibit H:  Assignment & Assumption Agreement

Exhibit I:  Non-Compete Agreement

Exhibit J:  Employment Agreement

                                     EXHIBIT B

                       ASSUMED CONTRACTS, AGREEMENTS & LEASES

      The following is a list of contracts, agreements and leases between Seller and Third Parties with respect to the Business or ownership, operation, management or administration of the Business.

A.    THIRD PARTY PAYORS

1. THE TRAVELERS MANAGED CARE SYSTEM AGREEMENT, effective 9/1/93, consecutive 1 year terms with automatic renewal, 60 day notice to quit, assignable with consent of other party only.

     2. PEOPLE RESOURCES, INC., effective 8/1/93, 30 day notice to quit, assignable.

3. CORPHEALTH, INC., NO EXECUTED CONTRACT ON FILE, consecutive 1 year terms with automatic renewal, 120 day notice to quit, assignable with consent of other party only.

     4. CMG HEALTH, INC., effective 9/30/93, amended 7/1/93 - NO EXECUTED CONTRACT ON FILE

5. MANAGED HEALTH NETWORK, INC., effective 1/15/94, consecutive 1 year terms with automatic renewal, 30 day notice to quit, assignable with consent of other party only.

6.    OZARK O'REILLY AUTOMOTIVE, NO EXECUTED CONTRACT ON FILE

7. NATIONAL COMPUTER SYSTEMS, NO EXECUTED CONTRACT ON FILE, effective 8/1/95, consecutive 1 year terms with automatic renewal, 30 day notice to quit.

     8. SCHOOL SERVICES & LEASING, INC. AND KINCAID & COACH, INC., effective 11/29/94, consecutive 1 year terms with automatic renewal, 60 day notice to quit.

9. AMERICAN PSYCHMANAGEMENT, INC., NO EXECUTED CONTRACT ON FILE, consecutive 1 year terms with automatic renewal, 90 day notice to quit, assignable with consent of other party only.

10. OMNI HEALTH SYSTEMS, INC., NO EXECUTED CONTRACT ON FILE, 60 day notice to quit, NOT ASSIGNABLE.

11. PERSPECTIVES, LTD., effective 12/1/92, consecutive 1 year terms with automatic renewal, 60 day notice to quit, NOT ASSIGNABLE.

12.   CHESTNUT HEALTH SYSTEMS, effective 4/1/90, 60 day notice to quit.

13.   LONGVIEW ASSOCIATES, INC., effective 4/17/95.

     14. PERSONAL PERFORMANCE CONSULTANTS, NO EXECUTED CONTRACT ON FILE, 60 day notice to quit, assignable.

B.    SERVICE AGREEMENTS

1. AIRTOUCH, Paging services & 4 pagers, dated 4/10/95, $25.00/mo, 1 year term with automatic renewal unless term by written notice at least 30 days prior to end of term ( BEFORE 3/10/96).

2. CELLULARONE, Car phone, dated 9/9/94, $47.45/mo, 1 year term with automatic renewal, $200 fee to term at any time other than end of term.


C.    LEASE CONTRACTS

1. KING'S COVE OFFICE PARK, SUITE 101 - dated 5/13/93, term 36 mos ends 5/31/96, current rent is $1,735.00/mo for 1,850 sq feet. Assignable with landlords consent only.

                                     EXHIBIT C

                                   PAYROLL RECORD

                             Dreier, Ron
                             Maughan, Sue
                             Wash, Darlene
                             Potts, Leila
                             Dannar, Judy

                                     EXHIBIT D

                               EMPLOYEE BENEFIT PLANS

1.    Health Insurance: None



2.    Dental Insurance: None



3.    Disability Insurance:   None



4.    Life Insurance:         None



5.    Paid Vacation Time:

            Full Time   Employed less than 6 mos - 1 week
                        Employed less than 1 year - 2 weeks
                        Employed less than 5 years - 3 weeks
            Part Time   Pro-rated based on hours worked


6.    Paid Sick Time:   Full Time - 9 days per year
                        Part Time - pro-rated based on hours worked


7.    Paid Holidays (6): New Years Day
                        Memorial Day
                        Independence Day
                        Labor Day
                        Thanksgiving Day
                        Christmas Day

                             CONFIDENTIALITY AGREEMENT


     This Confidentiality Agreement is made and entered into as of this 11TH day of January, 1996, by and among PHC, Inc. d/b/a Pioneer Healthcare, a Massachusetts corporation (hereinafter referred to as "Pioneer"), Total Concept EAP, Inc., a Kansas corporation and Ron Dreier, an individual residing in the State of Kansas (hereinafter collectively referred to as the "Company"). The Company and Pioneer are negotiating for the purchase by Pioneer of certain assets of the Company, as well as the employment of Mr. Dreier by Pioneer after the closing of the purchase (collectively, "the Transaction").

      WHEREAS, in connection with the Transaction, the Company will furnish to Pioneer certain information related to the Company, its assets, and its operations including without limitation, information which is non-public, proprietary or confidential in nature. Any such oral or written information provided or disclosed by the Company or its agents or representatives to Pioneer, together with any analyses, compilation, studies or other documents or records which contain, reflect or are generated from such information are hereafter defined as "Company Information".

      WHEREAS, in connection with the Transaction, the Company has requested that Pioneer disclose to the Company certain oral or written information related to Pioneer, its assets, and its operations including, without limitation, information which is non-public, proprietary or confidential in nature. Any such oral or written information provided or disclosed by Pioneer or its agents or representatives to the Company, together with any analyses, compilation, studies or other documents or records which contain, reflect or are generated from such information are hereafter defined as the "Pioneer Information."

      WHEREAS, the Company has agreed to maintain the Pioneer Information as confidential and to use the Pioneer Information for the sole and exclusive purpose of evaluating the Transaction and the parties have made certain other agreements as set forth below.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, on behalf of themselves, their officers, directors, parents, subsidiaries, agents, successors and assigns intending to be legally bound, do hereby agree as follows:

      1. LIMITATIONS ON USE AND DISCLOSURE OF INFORMATION

         Unless and until the Company and Pioneer shall have consummated a Transaction pursuant to a definitive agreement, it is agreed that:

           All Company  Information  provided  to Pioneer  shall be used for the sole and exclusive purpose of evaluating a possible Transaction and for no other purpose whatsoever. Further, all Company Information shall be kept confidential by Pioneer and shall not be disclosed to any third party or person not a party to this Agreement, except upon the advance written consent of the Company. Notwithstanding the foregoing, Pioneer may disclose Company Information to its officers, directors, employees and agents, as well as to attorneys, accountants and consultants retained by Pioneer. Pioneer may make disclosures of Company Information to the Securities and Exchange Commission, the NASDAQ Stock Exchange and with related press releases with the prior written consent of the Company, such consent not to be unreasonably withheld.
           All information  provided to the  Company  shall be used for the sole and exclusive purpose of evaluating a possible Transaction and for no other purpose whatsoever. Further, all Pioneer Information shall be kept confidential by the Company and shall not be disclosed to any third party or person not a party to this Agreement, except upon the advance written consent of Pioneer, which may be withheld in the sole discretion of Pioneer.
           Notwithstanding  Section 1 (b) of this  Agreement,  the Company  may, solely and exclusively for the purpose of investigating, evaluating and formulating opinions related to the possibility of a Transaction, provide access to Pioneer Information to its officers, directors, employees and agents, as well as to attorneys, accountants and consultants retained by the Company for that purpose; PROVIDED, HOWEVER that (i) any person granted access to Pioneer Information under this provision shall agree in writing to the restrictions on use and disclosure of Pioneer Information contained in this Agreement; (ii) such written agreement shall be delivered to Pioneer at least ten (10) days in advance of any disclosure; and (iii) Pioneer shall not have provided a written objection to the Company concerning such disclosure.
           The Company agrees to keep all Pioneer  Information  confidential and agrees to take all reasonably necessary precautions, including the establishment of appropriate procedures and discipline, to avoid all disclosure of Pioneer Information and knowledge derived therefrom not expressly authorized by Pioneer or by this Agreement and to safeguard the confidential nature of the Pioneer Information provided.

           The Company  agrees not to  duplicate  or make  copies of any Pioneer
               Information furnished to it pursuant to this Agreement except as necessary for the proper evaluation, investigation, acquisition and development of opinions related to the possibility of a Transaction.
           All Pioneer  Information  provided  pursuant  to the  terms  of  this
               Agreement, and all copies thereof, shall be returned to Pioneer immediately upon the earlier of a request by Pioneer or a decision by either party not to pursue a Transaction. At such time, that portion of the information that may be found in analyses, compilations, studies or other documents prepared by or for the Company, will be destroyed by the Company which shall certify in writing to Pioneer that such destruction has been made.
           The Company agrees not to use the Pioneer Information,  in any way or event,  to the detriment of Pioneer.  The Company  further agrees
               (i) to inform all of its employees, agents or representatives who receive the information of the confidential nature of such Pioneer Information and to direct all such representatives to treat such Pioneer Information confidentially and to not use it other than for the purposes described above; (ii) to be responsible in any event for any breach of this Agreement by any of its employees, agents or representatives; (iii) to make all reasonable, necessary and appropriate efforts to safeguard the Pioneer Information from disclosure to anyone other than is permitted hereby.

      2. NO REPRESENTATION OR WARRANTY BY PIONEER

         The Company acknowledges and agrees that Pioneer does not make any representation or warranty as to the accuracy or completeness of the Pioneer Information other than the representations and warranties contained in that certain Asset Purchase Agreement executed by the parties with respect to the Transaction. Neither Pioneer nor any representative of Pioneer shall have any liability to the Company or any of its representatives resulting from the use of the Pioneer Information by the Company or its representatives.

      3. CONFIDENTIALITY OF DISCUSSIONS

         The Company agrees not to disclose to any person, other than those employees and representatives of Pioneer who are designated in writing by Pioneer to engage in Transaction negotiations, the fact that the Company has been provided Pioneer Information or that discussions or negotiations are taking place concerning a possible Transaction between the Company and Pioneer or the status thereof.

      4. NON-RESTRICTED INFORMATION

         The foregoing restrictions with respect to the Pioneer Information shall not apply to any information which the Company demonstrates (i) is on the date hereof or thereafter becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by the Company or its representatives; (ii) was available to the Company on a non-confidential basis prior to its disclosure to the Company by Pioneer or its representatives by a source, which source was not itself bound by a confidentiality agreement with Pioneer or its representatives and did not receive such information, directly or indirectly, from a person or entity so bound; or (iii) has been already lawfully developed or acquired independently by the Company other than through the breach of any agreement with Pioneer.

      5. RESTRICTIVE COVENANTS

         For a period of one (1) year after the date of this Agreement, the Company will neither directly or indirectly solicit for employment (other than through advertisements to the public or the industry at large), or advise or recommend to any other person or entity that they or it solicit for employment, any employee of, or independent contractor to, Pioneer or any affiliates of Pioneer.

      6. SPECIFIC PERFORMANCE

         The Company agrees that the Pioneer Information provided pursuant to this Agreement is unique, proprietary and confidential, that failure to perform its obligations in this Agreement will result in irreparable damage to Pioneer for which money damages would not be an adequate remedy and that in addition to any other remedies available to Pioneer, specific performance of the obligations herein may be obtained by suit in equity.

      7. GENERAL PROVISIONS

      All prior negotiations between the parties relating to the exchange of Pioneer Information are merged into this Agreement and there are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between them other than as set forth herein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties thereto or their successors or assigns. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, permitted assigns, agents and representatives. This Agreement shall be governed by and integrated in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


COMPANY:

Total Concept EAP, Inc.



                                          Date:
Ron Dreier, President



                                          Date:
Ron Dreier, Individually



PIONEER:

PHC, Inc., d/b/a Pioneer Healthcare



                                          Date:
Bruce A. Shear, President

                                    BILL OF SALE


      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, TOTAL CONCEPT EMPLOYEE ASSISTANCE PROGRAM, INC., a duly organized and existing Kansas corporation, (hereinafter referred to as "Seller"), does hereby sell, assign, transfer and convey to PHC OF KANSAS, INC., a duly organized and existing Massachusetts corporation (hereinafter referred to as "Purchaser"), all right, title and interest in and to the business assets (as defined below), free and clear of any lien as that term is defined in the Asset Purchase Agreement as defined below, except as disclosed herein or in the Asset Purchase Agreement (as hereinafter defined). The term "Business Assets" shall mean all of the assets owned by Seller or in which Seller has any rights or interests comprising and used by Seller in connection with or related to the ownership, management or operation of employee assistance programs known as Total Concept EAP (the "Business") located at 7451 Switzer, Suite 101, Shawnee Mission, Kansas, as of the date hereof, tangible and intangible, wheresoever situated and whether or not specifically referred to, and any and all of Seller's right, title and interest therein and thereto as noted in that certain Asset Purchase Agreement dated as of March , 1996 by and between Seller and PHC, Inc., as amended (the "Asset Purchase Agreement"), including, without limiting the generality of the foregoing, the following:

      a) All machinery, equipment, furniture, furnishings, fixtures, vehicles, computers, telephones, supplies, and all other tangible assets now or hereafter owned by Seller prior to the Closing Date (as defined in the Asset Purchase Agreement) and used in connection with the operation of the Business, wherever located, as more particularly described, without limitation, in EXHIBIT A of the Asset Purchase Agreement.

      b) All of Seller's right, title and interest in, to or under the contracts, agreements, leases, licenses, permits, approvals, purchase orders and commitments, and any other intangible assets in which Seller now or hereafter has any present or future right or interest prior to the Closing Date and used in connection with the operation of the Business, which will be assumed by Purchaser as specifically enumerated and more fully described in EXHIBIT B of the Asset Purchase Agreement.

      c) All leasehold improvements owned or made to the real property where the Business is located (the "Property").

      d) All other tangible and intangible assets owned by Seller and used in connection with the ownership and operation of the Business, on the date hereof or as of the Closing Date, including, without limitation, all books and records, customer and supplier lists, provider agreements, patient lists, approvals, permits, contracts, plans, surveys, policy manuals, accounts, records, Seller's forms and office supplies, all advertising and promotional literature relating to Seller's products, services or operations, all software and computer programs and documentation, if any, used in conducting the business, including, without limitation, flow charts, diagrams, descriptive texts and programs, computer printouts, underlying tapes, computer data bases and similar items used in Seller's business.

      e) Any and all of Seller's trademarks and trademark applications, service marks and service mark applications, trade names including, without limitation, the name "Total Concept EAP" (and all derivatives thereof), copyrights and copyright applications, and including the associated goodwill, the right to sue for and recover such damages and such other relief as might be granted by a court of competent jurisdiction for past infringement thereof, and, to the extent transferable, any and all licenses or permits (including, without limitation, any transferable licenses, permits, certificates, registrations or authorizations from or with federal and state regulatory authorities and/or Medicare and/or Medicaid) with respect to the business and/or operations of Seller and the Business.

     f) Any and all advances or pre-payments made by patients for services not rendered prior to the Closing Date.

      g) Except as expressly provided herein to the contrary, all other assets, tangible or intangible, wherever located, held or used in connection with the ownership, operation and management of the Business, whether or not included in or reflected on the books of Seller or its financial statements.

      Notwithstanding anything to the contrary herein provided, the Business Assets shall not include any cash, bank balances, money market accounts, certificates of deposit, marketable securities or accounts, or accounts or loans received by Seller.

      IN WITNESS WHEREOF, this Bill of Sale has been executed by Seller as of the day of March, 1996.


                              Seller:
                              Total Concept Employee Assistance Program, Inc.

                              By:

                              Name:  RONALD J. DREIER

                              Title:      PRESIDENT

                          ASSIGNMENT OF INTANGIBLE RIGHTS



      FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, TOTAL CONCEPT EMPLOYEE ASSISTANCE PROGRAM, INC., a duly organized and existing Kansas corporation, (hereinafter referred to as "Assignor"), do hereby sell, assign, transfer and convey to PHC OF KANSAS, INC., a Massachusetts corporation (hereinafter referred to as "Assignee"), its successors and assigns forever, as of the date hereof, to the extent transfer and assignment thereof is not prohibited, all of Assignor's right, title and interest, in and to the contract rights and other intangible assets owned by Assignor constituting "Business Assets" within the meaning ascribed thereto in
Section 1 of that certain Asset Purchase Agreement dated as of March , 1996 by and between Assignor and PHC, Inc. (the "Asset Purchase Agreement", with all capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Asset Purchase Agreement), and including, without limiting the generality of the foregoing, the contract rights and other intangible assets described in said Section 1, and meaning and intending to convey all of the Business Assets not conveyed to Assignee pursuant to that certain Bill of Sale from Assignor to Assignee dated as of the date hereof, free and clear of any Lien, charge, encumbrance or claim of any third party, except as disclosed in the Asset Purchase Agreement.

      TO HAVE AND TO HOLD all of Assignor's right, title and interest in and to such Business Assets hereby assigned, sold and transferred to Assignee.

      ASSIGNEE HEREBY ACCEPTS the foregoing assignment and agrees to perform all of Assignor's duties under such contracts. Assignee warrants that it is a valid Massachusetts corporation authorized to transact business in the State of Kansas and that it has the authority to execute and deliver this Assignment document.

      IN WITNESS WHEREOF, Assignor and Assignee have caused these presents to be executed as of this day of March, 1996.



     Assignor:

                              Total Concept Employee Assistance Program, Inc.

                              By:

                              Name:  RONALD J. DREIER

                              Title:  PRESIDENT


                              Assignee:

                              PHC of Kansas, Inc.

                              By:

                              Name:  BRUCE A. SHEAR

                              Title:  PRESIDENT

                        ASSIGNMENT AND ASSUMPTION AGREEMENT


      This Agreement is entered into this day of March, 1996, by and between TOTAL CONCEPT EMPLOYEE ASSISTANCE PROGRAM, INC., a duly organized and existing
Kansas corporation (hereinafter referred to as the "Assignor") and PHC OF KANSAS, INC., a Massachusetts corporation (the "Assignee").

                                     WITNESSETH

      WHEREAS, the Assignor has this day sold and transferred to the Assignee certain personal property used in connection with the operation of the Total Concept EAP which is a provider of employee assistance programs (the "Business"); and

      WHEREAS, as a part of the sale and transfer of the Business, the Assignor has agreed to transfer and assign to the extent transfer and assignment are permissible, and the Assignee has agreed to receive and assume, to the extent assumption is permissible, certain contracts, leases and other agreements identified on EXHIBIT B to that certain Asset Purchase Agreement between the Assignor and PHC, Inc. dated March , 1996 and updated as of the closing date, all as listed on EXHIBIT 1 attached hereto.

      NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

             The Assignor hereby assigns and transfers to the Assignee all of the Assignor's rights and interest with respect to the contracts, leases and agreements on EXHIBIT 1 annexed hereto, to the extent such rights are assignable.

             The Assignee hereby assumes the Assignor's rights and obligations arising from the conduct of the business conducted at the Business after the date hereof with respect to the contracts, leases and agreements on EXHIBIT 1 annexed hereto, to the extent such obligations are assumable.

             The Assignor warrants that (a) it has the authority to execute and deliver this Assignment and Assumption Agreement, (b) it has not made any prior assignment of its rights under the agreements and leases on EXHIBIT 1 attached hereto, and (c) it will execute and deliver to the Assignee such additional documents as the Assignee may reasonably request to secure its rights under this Assignment and Assumption Agreement.

             The Assignee warrants that it is a valid Massachusetts corporation authorized to transact business in the State of Kansas and that it has the authority to execute and deliver this Assignment and Assumption Agreement.

                 ASSIGNOR:

                 TOTAL CONCEPT EMPLOYEE ASSISTANCE PROGRAM, INC.


                 By:

                 Name:  RONALD J. DREIER

                 Title:  PRESIDENT


                 ASSIGNEE:

                 PHC OF KANSAS, INC.


                 By:

                 Name:  BRUCE A. SHEAR

                 Title:  PRESIDENT

                                     EXHIBIT 1

                       ASSUMED CONTRACTS, AGREEMENTS & LEASES

      The following is a list of contracts, agreements and leases between Seller and Third Parties with respect to the Business or ownership, operation, management or administration of the Business.

A.    THIRD PARTY PAYORS

1. THE TRAVELERS MANAGED CARE SYSTEM AGREEMENT, effective 9/1/93, consecutive 1 year terms with automatic renewal, 60 day notice to quit, assignable with consent of other party only.

     2. PEOPLE RESOURCES, INC., effective 8/1/93, 30 day notice to quit, assignable.

3. CORPHEALTH, INC., NO EXECUTED CONTRACT ON FILE, consecutive 1 year terms with automatic renewal, 120 day notice to quit, assignable with consent of other party only.

     4. CMG HEALTH, INC., effective 9/30/93, amended 7/1/93 - NO EXECUTED CONTRACT ON FILE

5. MANAGED HEALTH NETWORK, INC., effective 1/15/94, consecutive 1 year terms with automatic renewal, 30 day notice to quit, assignable with consent of other party only.

6.    OZARK O'REILLY AUTOMOTIVE, NO EXECUTED CONTRACT ON FILE

7. NATIONAL COMPUTER SYSTEMS, NO EXECUTED CONTRACT ON FILE, effective 8/1/95, consecutive 1 year terms with automatic renewal, 30 day notice to quit.

     8. SCHOOL SERVICES & LEASING, INC. AND KINCAID & COACH, INC., effective 11/29/94, consecutive 1 year terms with automatic renewal, 60 day notice to quit.

9. AMERICAN PSYCHMANAGEMENT, INC., NO EXECUTED CONTRACT ON FILE, consecutive 1 year terms with automatic renewal, 90 day notice to quit, assignable with consent of other party only.

10. OMNI HEALTH SYSTEMS, INC., NO EXECUTED CONTRACT ON FILE, 60 day notice to quit, NOT ASSIGNABLE.

11. PERSPECTIVES, LTD., effective 12/1/92, consecutive 1 year terms with automatic renewal, 60 day notice to quit, NOT ASSIGNABLE.

12.   CHESTNUT HEALTH SYSTEMS, effective 4/1/90, 60 day notice to quit.

13.   LONGVIEW ASSOCIATES, INC., effective 4/17/95.

     14. PERSONAL PERFORMANCE CONSULTANTS, NO EXECUTED CONTRACT ON FILE, 60 day notice to quit, assignable.

B.    SERVICE AGREEMENTS

1. AIRTOUCH, Paging services & 4 pagers, dated 4/10/95, $25.00/mo, 1 year term with automatic renewal unless term by written notice at least 30 days prior to end of term ( BEFORE 3/10/96).

2. CELLULARONE, Car phone, dated 9/9/94, $47.45/mo, 1 year term with automatic renewal, $200 fee to term at any time other than end of term.


C.    LEASE CONTRACTS

1. KING'S COVE OFFICE PARK, SUITE 101 - dated 5/13/93, term 36 mos ends 5/31/96, current rent is $1,735.00/mo for 1,850 sq feet. Assignable with landlords consent only.

                               NON-COMPETE AGREEMENT

      Ronald J. Dreier shall not compete directly or indirectly, with PHC of Kansas, Inc. for a period of four (4) years from March 16, 1996, within a seventy-five (75) mile radius of Kansas City, Missouri. Competition shall include any activities associated with the marketing of services, or provision of treatment, relating to the operation of employee assistance programs.




                                          Date:
Ronald J. Dreier


Witness

Exhibit J
                                EMPLOYMENT AGREEMENT



      THIS EMPLOYMENT AGREEMENT is made and entered into as of day of March, 1996, by and between PHC of Kansas, Inc., a
Massachusetts corporation (hereinafter referred to as the "Employer") and Ronald
J. Dreier, an individual residing in the State of Kansas (hereinafter referred to as the "Employee").

                                W I T N E S S E T H:

      WHEREAS, Employer desires to employ the Employee, and the Employee desires to be employed, on the terms and conditions provided herein;

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

      1.    DUTIES AND OBLIGATIONS OF THE EMPLOYEE.

            1.1. DUTIES. During the term of this Agreement, the Employee shall perform such duties as may be assigned to the Employee by Employer from time to time including, but not limited to, those duties described below. The Employee shall, as part of his duties, provide clinical and administrative services at Total Concept EAP (the "Business") or at such other locations as may be designated from time to time by Employer, at times to be set by Employer. The Employee shall perform such duties under the supervision and direction of the President of the Employer.

            1. 2 FULL TIME AND BEST EFFORTS. During the term of this Agreement, the Employee shall be employed full time by Employer and shall use best efforts in the performance of his duties under this Agreement. The Employee acknowledges that the obligations incumbent upon him under this Agreement constitute the primary claim upon his or her professional time, effort, energy and skill and agrees to undertake only such additional professional obligations as will in no way compromise his ability to carry out his or her obligations under this Agreement in a complete and timely manner. The Employee further agrees not to undertake any such additional professional obligations without obtaining the prior written consent of the President of the Employer.

            1.3 STANDARDS. The Employee shall provide services under this Agreement in accordance with quality assurance standards of Employer and in compliance with all applicable statutes, regulations, rules and directives of federal, state and other governmental and regulatory bodies having jurisdiction over the Business; the Bylaws, rules and regulations of the Employer; applicable standards of the Joint Commission on Accreditation of Healthcare Organizations; and currently accepted and approved methods and practices applicable to the provision of employee assistance services.

            1.4 RECORDS AND REPORTS. The Employee shall maintain records in a timely and legible fashion as required by applicable laws and in keeping with generally accepted standards of record keeping and documentation and shall maintain and furnish Employer with such records, reports and documentation evidencing the performance of his duties hereunder as may be requested by Employer or required by applicable law.

      2.    OBLIGATIONS OF EMPLOYER.

            2.1 COMPENSATION. Employer shall pay the Employee for services rendered pursuant to this Agreement during the initial term an annual salary of $ 60,000, less amounts required to be withheld by law, payable in arrears in equal monthly installments plus $300.00 per month as a car allowance. If this Agreement is renewed pursuant to Section 3.1 hereof, the compensation paid to the Employee for each such renewal term shall be as mutually agreed to by the parties.

In addition, Mr. Dreier will be eligible for an annual bonus, payable ten (10) days following September 30 of each year according to the following plan: for the twelve month period of operation after the Closing, Mr. Dreier shall receive 10 % of the Profit of the Business (Profit is to be defined as all income less all direct expenses of the Business prior to taxes. For purposes of calculating the profits of the Business on which Mr. Dreier's profit share is based, the following items are not to be treated as "direct expenses" and are, therefore, not deducted from income in determining Profit: (i) Corporate management fees paid to PHC, Inc.
or any affiliate.

            2.2 FRINGE BENEFITS. Employer shall, from time to time, adopt a fringe benefit plan (the "Benefit Plan") for its executive employees. Employer hereby agrees to provide the Employee with benefits consistent with the Benefit Plan as in effect during his employment. Any such Benefit Plan may be modified prospectively at any time and will remain in effect until such time as a subsequent Benefit Plan is adopted by Employer. The current Benefit Plan is described in Exhibit A, which is attached hereto and incorporated herein by reference.

            2.3 FACILITIES AND SERVICES. Employer will provide or arrange for the provision of office space, secretarial assistance, clinical assistance, supplies and equipment suitable to the performance of the Employee's duties under this Agreement.

      3.    TERM AND TERMINATION.

            3.1 TERM. This Agreement shall commence on March 16, 1996 and shall have an initial term of two years. Unless terminated in accordance with the provisions of this Section 3, this Agreement shall be automatically renewed for successive one year terms upon expiration of the initial term.

            3.2 VOLUNTARY TERMINATION. Either party may terminate this Agreement by giving at least 90 days prior written notice to the other party, which notice shall specify the effective date for such termination.

            3.3 TERMINATION FOR CAUSE. Either party shall have the right to terminate this Agreement for cause by giving at least 30 days prior written notice to the other party, which notice shall state the cause and specify the effective date of such termination.

     a. EMPLOYER. For Employer, cause shall include without limitation (i) a material breach by the Employee of any of his or her obligations hereunder; or
(ii) other good cause relating to the performance of the Employees duties.

     b. THE EMPLOYEE. For the Employee, cause shall include without limitation a material breach by Employer of any of its obligations hereunder.

      4.    NOTICES.

            Any notices permitted or required to be given hereunder shall be deemed properly given when sent by registered or certified mail, postage pre-paid, return receipt requested, as follows:

            If to Employer, to:                                Bruce A. Shear
                                          PHC of Kansas, Inc.
                                          200 Lake Street, Suite 102
                                          Peabody, MA  01960
                                          (508) 536-2777

            If to the Employee, to:       Ronald J. Dreier
                                          7451 Switzer, Suite 101
                                          Shawnee Mission, KS  66203
                                          (913) 384-6488

or such other person or address as any party may designate by notice duly given.

      5.    ASSIGNMENT.

            Assignment by the Employee of any rights or obligations under this Agreement is expressly prohibited.

      6.    SEVERABILITY.

            Should any provision of this Agreement or application thereof be held invalid or unenforceable, the remainder of this Agreement shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law unless to do so would defeat the purpose of this Agreement.

            7.   WAIVER.

            The failure by a party at any time to require performance of any provision of this Agreement shall not constitute a waiver of such provision and shall not affect the right of such party to require performance at a later time.

            8.   CONFIDENTIALITY.

            The parties agree to hold confidential the terms contained herein except to the extent that such terms need to be disclosed to effectuate the terms of this Agreement to close business advisors (such as accountants and attorneys) with whom it is essential to do so. Any such disclosures shall be subject to the same confidentiality requirement.

            9.   AMENDMENT.

            This Agreement represents the entire agreement and understanding between the parties with respect to the subject matter hereof and may not be amended except by the written agreement of the parties.

            10.  GOVERNING LAW.

                 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

            12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties hereunto set their hands to this Agreement as of the day and year first written above.

                                    EMPLOYER:

                               PHC of Kansas, Inc.


                                         By:
                                             Bruce A. Shear, President


                                    EMPLOYEE:


                                             Ronald J. Dreier

EXHIBIT A

                               EXECUTIVE BENEFIT PLAN


HEALTH AND DENTAL INSURANCE
As provided by HRC - ARMCO, through American Medical Security. Plan and cost not yet established, however, the plan will either be 80/20 indemnity plan or a PPO with 70/30 out-of-network costs.

LIFE INSURANCE
Annual salary up to $50,000 if subscribe to health insurance; otherwise supplemental available at employee's cost.

SECTION 125 CAFETERIA PLAN

NON-CONTRIBUTORY 401(K) PLAN

EMPLOYEE STOCK PURCHASE PLAN

EXHIBIT 10.74
                                     PHC, INC.

                         1995 EMPLOYEE STOCK PURCHASE PLAN
                          Effective as of October 18, 1995

1. PURPOSE. The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide employees (including leased employees) of PHC, Inc., a Massachusetts corporation (the "Company"), and its subsidiaries, who wish to become stockholders of the Company, an opportunity to purchase Class A Common Stock of the Company (the "Shares"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2. ELIGIBLE EMPLOYEES. Subject to provisions of Sections 7, 8 and 9 below, any individual who is in the full-time employment (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Board of Directors of the Company (the "Board") as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 3 below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is:

        (a) in excess of 20 hours per week; and (b) more than five months in the relevant calendar year.

   3. OFFERING DATES. From time to time the Company, by action of the Board, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is an "Offering") on a date or series of dates (each of which is an "Offering Date") designated for this purpose by the Board.

     4. PRICES. The price per Share for each grant of rights hereunder shall be the lesser of:

     (a) eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or (b) eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.

      At its discretion, the Board of Directors may determine a higher price for a grant of rights.

       For purposes of this Plan, the term "fair market value" on any date means
(i) the average (on that date) of the high and low prices of the Company's Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A COMMON Stock is then traded -on a national securities exchange; or (ii) the last reported sale price (on that date) of the Class A Common Stock on the NASDAQ National Market, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices- last quoted (on that date) by an established quotation service for over-the-counter securities, if the Class A Common Stock is not reported on the NASDAQ National Market. If the Company's Class A Common Stock is not publicly traded at the time a right is granted under this Plan, "fair market value" shall mean the fair market value of the Class A Common Stock as determined by the Administrator (as defined below) after taking into consideration all factors which it deems appropriate, including, without limitations recent sale and offer prices of the Class A Common Stock in private transactions negotiated at arms' length.

    5.   EXERCISE OF RIGHTS AND METHOD OF PAYMENT.

    (a) Rights granted under the Plan will be exercisable periodically on specified dates as determined by the
Board.
     (b) The method of payment for Shares purchased upon exercise of rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment or both, as determined by the Board. No interest shall be paid upon payroll deductions unless specifically provided for by the Board.

(c) Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by that Company after termination of the right to which the payment relates.

6. TERM OF RIGHTS. Rights granted on any Offering Date shall be exercisable upon the expiration of such period ("Offering Period") as shall be determined by the Board when it authorizes the Offering, provided that such Offering Period shall in no event be longer than twenty-seven (27) months.

7. SHARES SUBJECT TO THE PLAN. No more than 100,000 Shares may be sold pursuant to rights granted under the lan; PROVIDED, HOWEVER, that appropriate adjustment shall be made to such number, to the number of Shares covered by outstanding rights granted hereunder, to the exercise price of the rights and to the maximum number of Shares which an employee may purchase (pursuant to Section 8 below) to give effect to any mergers, consolidations, reorganizations, recapitalizations, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Plan, provided that no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.

8.   LIMITATIONS ON GRANTS.

(a) No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary, computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

(b) No employee shall be granted a right which permits his rights to purchase shares of capital stock of the Company under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) (or such other maximum as may be prescribed from time to time by the Code) of fair market value of such Shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of
Section 423(b)(8) of the Code.

(c) The number of Shares for which rights granted in any Offering can be exercised shall be either (i) the same for each employee participating in such Offering or (ii) shall bear a uniform relation to the total compensation or basic or regular rate of compensation for each employee participating in such Offering. No right granted to any participating employee under a single Offering shah cover more shares than may be purchased at an exercise price equal to 10% of the compensation payable to the employee during the Offering not taking into consideration any changes in the employee's rate of compensation after the date the employee elects to participate in the Offering, or such other percentage as determined by the Board from time to time. This provision shall be construed to meet the requirements set forth in Section 423(b)(5) of the Code.

     9. LIMIT ON PARTICIPATION. Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner, and within the time limitation, established by the Board when it authorizes the Offering.

10. CANCELLATION OF ELECTION TO PARTICIPATE. An employee who has elected to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established b-,7 the Board. cancel such election as to all (but not part) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee. without interest, upon such cancellation.

11. TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee ,)r to the employee's estate, without interest.

12. EMPLOYEE'S RIGHTS AS STOCKHOLDER. No participating employee shall have any rights as a stockholder in the Shares covered by a a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and the certificate for such Shares is actually issued.

     13. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee.

14. LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide shares of Class A Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of such employee's own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; PROVIDED, HOWEVER, that because of certain Federal tax requirements, each employee agrees by entering the Plan, promptly to cive the Company notice of any such stock disposed of within two years after the date of grant of the applicable right or one year after transfer of the Shares to such employee showing the number of such Shares disposed of. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

     15. AMENDMENTS TO OR DISCONTINUANCE OF THE PLAN. The Board may at any time terminate or amend the Plan without notice and without further action on the part of stockholders of the Company, provided:

     (a) that no such termination or amendment shall adversely affect the then existing rights of any participating employee; and (b) that any such amendment which: (i) increases the number of Shares subject to the Plan (subject to the provisions of Section 7); (ii) changes the class of persons eligible to participate under the Plan; or (iii) materially increases the benefits accruing to participants under the Plan shall be subject to approval of the stockholders of the Company.

16. EFFECTIVE DATE AND APPROVALS. The Plan was adopted by the Board on October 18, 1995 to become effective as of said date. The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders not later than October 18, 1996, and of any governmental authority required in connection with the authorized issuance or sale of such Shares and is further subject to the Company receiving the opinion of its counsel that all applicable securities laws have been complied with.

     17. TERM OF PLAN. No rights shall be granted under the Plan after October 18, 2005.

18. ADMINISTRATION OF THE PLAN. The Board or any committee or persons to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan. The Administrator may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.

Date approved by the Board
of Directors of the Company: October 18, 1995

Date approved by the
Stockholders of the Company:  December 15, 1995

EXHIBIT 4.75
                                     PHC, INC.
                    1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
1. Purpose. This 1995 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of PHC, Inc., a Massachusetts corporation (the "Company"), by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Company to serve as members of its Board of Directors (the "Board").

2. Available Shares. The total number of shares of Class A Common Stock, $.0l par value, of the Company (the "Class A Common Stock") for which options may be granted under the Plan shall not exceed 30,000 shares, subject to adjustment in accordance with Section 10 of the Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the Plan.

   3. Administration. The Plan shall be administered by the Board or by a committee appointed by the Board (the "Co@ttee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer the Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

    4. Granting of Options.

    During the term of the Plan and subject to the availability of shares under the Plan:

      (A) INITIAL GRANTS. Each director who is, at the time of the initial approval by the Board of this Plan, serving as a director of the Company and who is not a current or former employee of the Company shall, contingent on shareholder approval of this Plan, receive at the time of the first meeting of the Board following approval by the Board of this Plan an option to purchase the number of shares of Class A Common Stock which is equal to 500 multiplied by the number of full years such director has served on the Board at that time.

      (B) SUBSEQUENT GRANTS. At the time of each annual meeting of the Board, beginning with the first such meeting following the meeting at which the initial grants are made pursuant to subsection 4(a) hereof, during the term of this Plan, there shall be granted to each director who is not a current or former employee of the Company an option to purchase 2,000 shares of Class A Common Stock.

    Except for the specific options referred to above, no other options shall be granted under the Plan.

   5. Option Price. The purchase price of the stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 10 of the Plan. For purposes of the Plan, if, at the time an option is granted under the Plan, the Company's Class A Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is traded, if the Class A Common Stock is then traded on a national securities exchange; (ii) the last reported sale price (on that date) of the Class A Common Stock on the NASDAQ National Market, if the Class A Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the

Class A Common Stock is not reported on the NASDAQ National Market or on a national securities exchange. If, at the time an option is granted under the Plan, the Company's Class A Common Stock is not publicly traded, "fair market value" shall be as determined (i) by the mutual agreement of the optionee and the Company, or (ii) if such parties are unable to reach such agreement within 30 days after the grant of such option, by a reputable appraiser selected by the Company (the "Appraiser"). The Appraiser shall determine the fair market value without giving any consideration, premium or discount to the fact that the optionee may own more or less than a majority of the outstanding stock of the Company. The Appraiser shall determine the fair market value not LATER than 60 days after the grant of such option. The cost of the appraisal as determined by the Appraiser shall be home by the Company.

   6. PERIOD OF OPTION. Unless sooner terminated in accordance with the provisions of Section 8 of the Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

    7.VESTING OF SHARES AND NON-TRANSFERABFLITY OF OPTIONS.

   (A)VESTING. Options granted under the Plan shall not be exercisable until they become vested. Options granted under the PI= shall vest in the optionee and thus become exercisable by the optionee as follows: 25% immediately and 25% on each of the first, second and third anniversary of the date of grant.

   (B)LEGEND ON CERTIFICATES. The certificates representing such shares shall carry such appropriate legend and such written instructions shall be given to the Company's transfer agent as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

   (C)NON-TRANSFERABILITY. Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by him or her.

    8.   TERMINATION OF OPTION RIGHTS.

(a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 180 days of the date the optionee ceased to be a member of the Board, and all options shall terminate after the 180-day period has expired.

   (b)In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the earlier of the scheduled expiration date of the option or 180 days after the death or disability of the optionee.

9. EXERCISE OF OPTION. Subject to the terms and conditions of the Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company at its principal office address, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check. (b) in whole or in part in shares of Class A Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of Section 5 or (C) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Class A Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificates(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise o the option.

     10. Adjustments Upon Changes in Capitalization and Other Matters. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

            (A) STOCK DIVIDENDS. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising an Option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Option at all times between the date of grant of such Option and the date of its exercise.

            (B) MERGER; CONSOLIDATION; LIQUIDATION; SALE OF ASSETS. In the event the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Class A Common Stock, shares of such stock or other securities as the holders of shares of Class A Common Stock received pursuant to the terms of the merger, consolidation or sale.

            (C) ISSUANCE OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

            (D) NO FRACTIONAL SHARES. No fractional shares shall actually be issued under the PlaiL Any fractional shares which, but for this subsection (d), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fiuctional shares.

            (E) ADJUSTMENTS. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Section 2 of the Plan that are subject to options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this Section 10 and its determination shall be conclusive.

11. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 4 and 9 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

            (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

            (ii)  Counsel for the Company  shall have given an opinion that such shares are exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Class A Common Stock is then listed.

12. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

13. Option Agreement Each option granted under the provisions of the Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be Determined by the officer executing it.

14. Term and Amendment of Plan. The Plan was adopted by the Board effective as of October 18, 1995, subject to approval by the stockholders of the Company. Options may not be granted under the Plan after October 18, 2005, and the Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. Subject to the provisions of Section 4 above, options may be granted under the Plan prior to the date of stockholder approval of the Plan. If the approval of stockholders is not obtained by October 18, 1996, any grants of options under the Plan made prior to that date will be rescinded. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, HOWEVER, that the Board may not, without approval by the stockholders, (a) increase the maximum number of shares for which options may be granted under the Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in the Plan,
(c) materially  increase  benefits  accruing to option holders under the Plan or
(d) amend the Plan in any manner which would cause Rule 16b-3 to become inapplicable to the Plan; and PROVIDED FURTHER that the provisions of the Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

15. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule ]6b-3 under the Securities Exchange Act of 1934 (or any successor or amended version thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of the Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

     16. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

EXHIBIT 99.1

                       CAUTIONARY STATEMENT FOR PURPOSES
                    OF THE "SAFE HARBOR" PROVISIONS OF THE
                     PRIVATE LITIGATION REFORM ACT OF 1995

      PHC, Inc. (the "Company) desires to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this Exhibit 99.1 in its Form 10-KSB in order to do so.

      The Company wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, the Company's actual results and could cause the Company's actual consolidated results for the Company's current quarter and beyond, to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company.

      During its last fiscal year and in certain other fiscal years of its operation, the Company has generated losses and there can be no assurance that future losses will not occur.

      The Company has experienced a significant increase in accounts receivable in recent years and there can be no assurance that this trend will not continue, and that if it does, that it will not have a material adverse effect on the Company's cash flow and financial performance.

      The Company historically experiences and expects to continue to experience a decline in revenue in its fiscal quarters ending December 31 due to a seasonality decline in revenue from the Company's substance abuse facilities during such period.

      Payment for the Company's substance abuse treatment is provided by private insurance carriers and managed care organizations; payment for long-term and subacute care is provided by private insurance carriers, managed care organizations and the Medicare and Medicaid programs; payment for psychiatric services is provided by private insurance carriers, managed care organizations and the Medicare and Medicaid programs. In general, revenues derived from the Medicare and Medicaid programs in connection with the long-term and subacute care services provided by the Company have been less profitable to the Company than revenues derived from private insurers and managed care organizations in connection with the substance abuse treatment provided by the Company and changes in the sources of the Company's revenues could significantly alter the Company's profitability. Additionally, the Company experiences greater delays in the collection of amounts reimbursable by the Medicare and Medicaid programs than in the collection of amounts reimbursable by private insurers and managed care organizations. Accordingly, a change in the Company's service mix from substance abuse to long-term care could have a materially adverse effect on the Company as would an increase in the percentage of the Company's patients who are insured by Medicare or Medicaid.

      Cost containment pressures from private insurers in the Medicare and Medicaid programs may begin to restrict the amount that the Company can charge for its services.

      There can be no assurance that the Company's existing facilities will continue to meet, or that proposed facilities will meet, the requirements for reimbursement by third party or government payors.

      The Company has substantial receivables from Medicare and Medicaid which constitute a concentration of credit risk should these agencies defer or be unable to make reimbursement payments as due.

      The Company often experiences significant delays in the collection of amounts reimbursable by third-party payors. Although the Company believes it maintains an adequate allowance for doubtful accounts, if the amount of receivables which eventually becomes uncollectible exceeds such allowance, the Company could be materially adversely affected.

      If a growing number of managed care organizations and insurance companies adopt policies which limit the length of stay for substance abuse treatment, the Company's business would be materially adversely affected.

      There can be no assurance that occupancy rates at the Company's facilities will continue at present levels. Similarly, there can be no assurance that the patient census will not decrease in the future.

      There can be no assurance that the Company will be successful in identifying appropriate acquisition opportunities, or if it does, that the Company will be successful in acquiring such facilities or that such acquired facilities will be profitable. The failure of the Company to implement its acquisition strategy could have a materially adverse effect on the Company's financial performance. Moreover, the inherent risks of expansion could also have a material adverse effect on the Company's business.

      Additionally, the Company's acquisition program will be directed by the President and Chief Executive Officer of the Company and the Company does not intend to seek stockholder approval for any such acquisitions unless required by applicable law or regulations. Accordingly, investors will be substantially dependent upon the business judgment of management in making such acquisitions. Furthermore, the Company's acquisition strategy is highly dependent on access to capital, of which there can be no assurance.

      The Company and the healthcare industry in general are subject to extensive federal, state and local regulation with respect to licensure and conduct of operations. There can be no assurance that the Company will be able to obtain new licenses to affect its acquisition strategy or maintain its existing licenses and reimbursement program participation approvals.

      It is not possible to accurately predict the content or impact of future legislation and regulations affecting the healthcare industry. In addition, both the Medicare and Medicaid programs are subject to statutory and regulatory changes and there can be no assurances that payments under those programs to the Company will, in the future, remain at a level comparable to the present level or be sufficient to cover the cost allocable to such patients.

      Bruce A. Shear the President and Chief Executive Officer of the Company together with his affiliates is able to control all matters requiring approval of the stockholders, including the election of a majority of the directors, as a result of his ownership of the Company's stock.

      There can be no assurance that the Company will be successful in hiring or retaining the personnel it requires for continued growth, or that the Company will be able to continue to attract and retain highly qualified personnel, particularly skilled healthcare personnel.

      The healthcare business is highly competitive and subject to excess capacity.

      The Company has entered into relationships with large employers, healthcare institutions, labor unions and other key clients to provide treatment for chemical dependency and substance abuse as well as other services and the loss of any of these key clients would require the Company to expend considerable effort to replace patient referrals and would result in revenue losses to the Company and attendant loss in income.

      Existing   environmental   contamination   at  certain  of  the  Company's
facilities and potential future environmental contamination at facilities acquired by the Company could have a materially adverse effect on the Company's operations.

     On October 31, 1994, the Company was served with a summons for a Civil Action in the Superior Court Department of the Trial Court of the Commonwealth of Massachusetts by NovaCare, Inc. ("NovaCare"), an entity which contracted with the Company in 1992 to provide rehabilitation therapy and related administrative services to the Company's long-term care facility (the "Action"). The complaint alleged that the Company owed NovaCare contractual damages in the amount of approximately $587,000, plus interest, attorney fees, costs of collection, and double or triple damages pursuant to a Massachusetts statute prohibiting unfair and deceptive trade practices. The Company filed a counterclaim alleging that NovaCare breached the contract in question and that the Company may be owed damages in excess of the amount sought by NovaCare.

      On February 13, 1996, the Company settled the Action by agreeing to pay NovaCare an amount less than its claim. The Company is not paying NovaCare accrued interest, attorney's fees, costs of collection, or multiple damages. A portion of the settlement amount has already been paid The balance of the settlement amount is payable over twelve (12) months with interest on the unpaid balance at 9.5%. In the event that the Company defaults on its obligation to pay the settlement amount, it has agreed to entry of judgment against it in the amount of $457,637.46 (the "Judgment"). The Judgment represents the full unpaid balance of NovaCare's claim against the Company, including interest, attorney's fees, and costs of collection. Any amounts paid by the Company to NovaCare after February 9, 1996 shall be deducted from the Judgment. Until the settlement amount is paid, NovaCare will continue to hold a mortgage on a day care property owned by the Company in Saugus, Massachusetts.

      Interruption by fire, earthquakes or other catastrophic events, power failures, work stoppages, regulatory actions or other causes to any of the Company's operations could have a materially adverse impact on the Company.

      The Company's Class C Common Stock will automatically be converted into Class B Common Stock if the Company achieves certain earnings targets. If such a conversion occurs, the Company will concurrently record a charge to its earnings equal to the product obtained by multiplying the number of shares converted by the then fair market value of the converted shares which may have a subsequent adverse effect on the market price for the Company's securities.

      The Company has and in the future may enter into transactions in which it acquires businesses or obtains financing for a consideration that includes the issuance of stock, warrants, options or convertible debt at a price less than the value at which the Company's stock may then be trading in the public markets or which are convertible into or exercisable for Common Stock at a conversion rate or exercise price less than such value. Such transactions may result in significant dilution to the existing holders of the Company's stock.

      The Company has authorized 1,000,000 shares of Preferred Stock the terms of which may be fixed and which may be issued by the Company's Board of Directors without stockholder approval. The issuance of the Preferred Stock could have the effect of making it more difficult for a third party to acquire the Company and may result in the issuance of stock that dilutes the existing stockholders and has liquidation, redemption, dividend and other preferences superior to the Company's outstanding Class A Common Stock.


NOTE:
      THIS DOES NOT DISCUSS PREFERRED STOCK, REDEMPTION OF WARRANTS, THE EFFECTS OF DE-LISTING FROM NASDAQ, PENNY STOCK RULES OR THIN FLOAT. THOSE SUBJECTS ARE, HOWEVER, INCLUDED IN THE RISK-FACTOR SECTION OF THE 11/95 S-3.

EHXIBIT 21.1

                                                            STATE OF
NAME OF SUBSIDIARY         DOING BUSINESS AS NAME         INCORPORATION

PHC, Inc.                  Pioneer Healthcare             Massachusetts
                           PDSS


PHC of Utah, Inc.          Highland Ridge Hospital        Massachusetts


PHC of Virginia, Inc.      Mount Regis Center             Massachusetts
                           Mount Regis Center-Changes
                           Clinic

PHC of  Rhode Island, Inc. Good Hope Center               Massachusetts


PHC of Michigan, Inc.      Harbor Oaks Hospital           Massachusetts
                           Pioneer Healthcare of Michigan


PHC of  Nevada, Inc.       Harmony Counseling             Massachusetts


North Point-Pioneer, Inc.  Pioneer Health Centers         Massachusetts
                           Pioneer Healthcare of Michigan


PHC of Kansas, Inc.        Total Concept EAP              Massachusetts


Quality Care Centers of    Franvale Nursing and           Massachusetts
Massachusetts, Inc.        Rehabilitation Center


PHC of California, Inc.    Marin Grove                    Massachusetts